UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, N.W.
Washington, DC 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2009

Structured International Equity Funds
Structured International Equity Flex
Structured Emerging Markets Equity
Structured International Equity
Structured International Small Cap

Goldman Sachs Structured International
Equity Funds

■	STRUCTURED INTERNATIONAL EQUITY FLEX FUND

■	STRUCTURED EMERGING MARKETS EQUITY FUND

■	STRUCTURED INTERNATIONAL EQUITY FUND

■	STRUCTURED INTERNATIONAL SMALL CAP FUND

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Investment Process	2
Market Review	4
Portfolio Management Discussions and Performance Summaries	6
Schedules of Investments	29
Financial Statements	64
Notes to Financial Statements	68
Financial Highlights	86
Report of Independent Registered Public Accounting Firm	94
Other Information	95

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs Structured International Equity Flex Fund invests in a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. Foreign and emerging market securities may be more volatile than U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund engages in derivative transactions, including short sales of securities. Derivative instruments involve sophisticated investment techniques and involve risks different from, and possibly greater than, the risks associated with investing directly in securities. Derivative instruments often involve leverage of the Fund’s assets, which magnifies the effect of changes in market values. A short sale transaction involves the sale of a borrowed security to a third party, with the understanding that the security must later be returned to the lender. Short sales involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss. Other risks associated with the Fund’s investments in derivative instruments include risks of default by a counterparty and the risks that transactions may not be liquid.

The Goldman Sachs Structured Emerging Markets Equity Fund invests primarily in a diversified portfolio of equity investments in emerging country issuers. The Fund’s investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Emerging markets securities are volatile, less liquid and are subject to substantial currency fluctuations and sudden economic and political developments. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

The Goldman Sachs Structured International Equity Fund invests primarily in a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

The Goldman Sachs Structured International Small Cap Fund invests primarily in a broadly diversified portfolio of equity investments in small cap non-U.S. issuers. The Fund’s investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of small cap companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Goldman Sachs’ Structured International Equity Investment Process

■ Comprehensive — We forecast returns on approximately 5,000 stocks, 18 countries and 8 currencies on a daily basis.

■ Rigorous — We evaluate stocks, countries and currencies based on fundamental investment criteria that have outperformed historically.

■ Objective — Our stock and equity market selection process is free from emotion that may lead to biased investment decisions.

■ Our computer optimization process allocates risk to our best investment ideas and constructs funds that strive to neutralize systematic risks and deliver better returns.

■ We use unique, proprietary risk models that are designed to be more precise, more focused and faster to respond because they seek to identify, track and manage risk specific to our process, using daily data.

Fully invested, well-diversified international portfolio that seeks to:

■ Blend top-down market views with bottom-up stock selection.

■ Maintain style, sector, risk and capitalization characteristics similar to the benchmark.

■ Achieve excess returns by taking intentional country bets and many small diversified stock positions.

Enhancements Made to Proprietary Quantitative Model During the One-Year Period Ended October 31, 2009

We continuously look for ways to improve our investment process. Accordingly, we introduced a number of enhancements to our proprietary quantitative model during the reporting period. During the fourth quarter of 2008, we expanded the signals within our Momentum theme to exploit cross-company linkages. Using new data sources, we identified additional lead-lag effects among groups of stocks through which stock returns for one group of companies can help our model predict the stock returns of economically-related companies.

We made this enhancement because we found that investors take time to incorporate into their decision-making company-specific information and information about related companies. Our research has shown that a company’s stock returns tend to lag information about other companies. As part of our stock selection process, we identify these lead-lag relationships between companies in the same industry and between companies across linked industries. Furthermore, because our new cross-company component captures investor under-reaction to different news (that is, cross-company versus company-specific), it has a low correlation to the prior components of our Momentum theme. We have found these new signals effective in multiple regions and over different historical time periods.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

In addition, we extended existing data sources to multiple regions, creating new signals for other themes. For example, we enhanced our Management theme in Europe and extended a sector-specific signal from the United States to the United Kingdom. We believe that sector-specific research is a priority because: 1) new and unique data sources are increasingly available; 2) in our opinion, these types of signals are less “crowded”1 with our competitors; and 3) these metrics are more specific to, and relevant for, particular industries.

We implemented enhancements in our non-U.S. risk models in a staged rollout across various global regions. In the second quarter of 2009, we added the ability to dynamically adjust volatility decay rates based on the market environment, which we believe can help us react to changing markets in a timelier manner. In the third calendar quarter, we made adjustments that, through risk forecasting, should help us better account for factor crowding.

Changes Made to the Team’s Management

Mark Carhart and Ray Iwanowski, formerly co-heads of Quantitative Investment Strategies (QIS), have retired, each to pursue separate personal and professional objectives. Giorgio De Santis, co-head of QIS Research, also decided to retire.

Katinka Domotorffy, Head of Strategy for QIS, has assumed the role of Chief Investment Officer (CIO) and Head of QIS. Since joining Goldman Sachs in 1998, she has been a senior portfolio manager, researcher and strategist with the QIS team. Kent Daniel, senior portfolio manager and co-head of QIS Research, has joined Katinka as co-CIO of the equity business.

Robert Jones is stepping down as Co-CIO of the Quantitative Equity business and is becoming an Advisory Director of Goldman Sachs.

Bill Fallon, senior portfolio manager, has joined Katinka as co-CIO of our macro/fixed income strategies and will also serve as co-head of Research.

Carolina Minio-Paluello, formerly Head of Global Client Portfolio Management and Product Strategy for QIS, has accepted a new opportunity within the firm. Gary Chropuvka, Managing Director, will assume Carolina’s responsibilities. Gary has been with the QIS team for more than 10 years and has extensive experience working with U.S. clients.

We welcomed six new analysts and an associate to the team during the third quarter of 2009. Among them are Takashi Suwabe and Hernan Otero. Takashi Suwabe, Vice President, specializes in the development of new proprietary signals for equities in both the developed and emerging markets. Hernan Otero, Vice President, specializes in the development and enhancement of the QIS algorithmic trading platform.

Quantitative Investment Strategies (QIS) employs a globally integrated team of over 120 professionals including portfolio management, portfolio construction, research, client portfolio management and trading. Additionally, the team works with over 30 dedicated information technology team members.

[1]	Crowding is a phenomenon in which quantitative managers look for similar stock traits using similar investment themes.

MARKET OVERVIEW

Goldman Sachs Structured International
Equity Funds

Market Review

The global financial markets experienced unprecedented levels of distress during the one-year period ended October 31, 2009 (the “Reporting Period”). Credit spreads2 widened dramatically and volatility increased, driving many investors to the sidelines. By the end of 2008, global equity markets had declined more than 40% on average for the year, and the markets continued to struggle in early 2009 as persistently weak conditions delayed an economic recovery. Around the world, unemployment rates continued to rise, with U.S. unemployment reaching 8.9% in April, its highest level in more than 25 years. Meanwhile, major retailers and automakers warned of additional sales and profit declines. Shares of large banks fell sharply through the beginning of March on speculation world governments would nationalize some of these troubled financial institutions.

As signs emerged that the financial crisis could be calming and economic conditions might be improving, the global equity markets rallied. The rally continued in the third quarter of 2009 as perceived risk continued to fall. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) (Net) Index (the “MSCI EAFE Index”) gained 27.71% for the one-year period ended October 31, 2009. Twenty of the 21 countries in the MSCI EAFE Index were up during the Reporting Period, with Sweden (+67.99%) and Australia (+64.68%) posting the largest gains. The United Kingdom (+23.69%), being a greater component of the MSCI EAFE Index than these other markets, was the largest positive contributor.

In terms of sectors, all ten of the MSCI EAFE Index’s sectors posted positive results, with materials (+47.31%) and industrials (+37.61%) sectors gaining the most ground. Financials (+37.71%), being a bigger component of the MSCI EAFE Index, was the largest positive contributor.

Emerging Markets Equity

The Morgan Stanley Capital International (MSCI) Emerging Markets Index (the “MSCI Emerging Markets Index”) gained 64.13% during the one-year period ended October 31, 2009. Twenty-two of the 25 countries in the MSCI Emerging Markets Index were up during the Reporting Period, with Peru (+146.93%) and Indonesia (+134.15%) posting the largest gains. China (+85.22%) was the most significant contributor on the basis of impact, which takes both weightings and total returns into account.

All ten sectors in the MSCI Emerging Markets Index were positive for the Reporting Period, with materials (+87.75%) and consumer discretionary (+83.42%) gaining the most. Financials (+81.91%) was the largest contributor on the basis of impact.

International Small Cap Equity

The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Small Cap (Net) Index (the “MSCI EAFE Small Cap Index”) gained 48.74% during the one-year period ended October 31, 2009. All 21 countries in the MSCI EAFE Small Cap Index were up, with Hong Kong (+119.82%) and Austria (+114.27%) posting the greatest gains. The United Kingdom (+51.01%), being a greater component of the MSCI EAFE Index than these other markets, was the largest contributor on the basis of impact.

[2]	Credit spread is the difference between the yield on the debt securities of a particular corporate or sovereign bond (or a class of bonds with a specified credit rating) and the yield of similar maturity Treasury debt securities.

MARKET OVERVIEW

All ten sectors in the MSCI EAFE Small Cap Index posted positive results for the period, with energy (+67.28%), materials (+61.01%) and information technology (+60.75%) increasing the most. The industrials sector (+47.55%) was the largest positive contributor on the basis of impact.

Looking Ahead

In the coming months, we strongly believe investors will use fundamentally-based criteria to build their portfolios. That is, investors will choose to overweight those stocks with less expensive valuations, higher quality earnings and higher profitability. Stocks with good momentum are likely, in our view, to outperform those with poor momentum. Our focus will remain on companies with strong fundamentals, sustainable earnings and good management. We anticipate remaining fully invested with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals, and improve our trading execution as we seek to provide the most value to our shareholders.

PORTFOLIO RESULTS

Goldman Sachs Structured International
Equity Flex Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the twelve-month period ended October 31, 2009.

Q	How did the Goldman Sachs Structured International Equity Flex Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C Institutional, IR and R Shares generated average annual total returns, without sales charges, of 22.02%, 21.10%, 22.64%, 22.36% and 21.85%, respectively. These returns compare to the 27.71% average annual total return of the Fund’s benchmark, the MSCI EAFE Index (unhedged and net of dividend withholding taxes), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, our stock selection strategy, which uses stock selection models based on six investment themes, detracted most from the Fund’s relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting those stocks chosen by the model. Over time and by design, the performance of any one of our model’s investment themes tend to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term.

However, our investment themes themselves performed well, enhancing the Fund’s relative performance. Profitability, which we use to assess whether a company is earning more than its cost of capital, was the best-performing theme during the Reporting Period. Our Momentum and Valuation themes also contributed. Momentum predicts drift in stock prices caused by under-reaction to company-specific information, while Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Adding value, though to a lesser extent, was Quality. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals.

Management, which assesses the characteristics, policies and strategic decisions of company management, was a drag on relative performance. Our Sentiment theme detracted modestly from performance. Sentiment looks at selected investment views and decisions of individuals and financial intermediaries.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to its benchmark, the MSCI EAFE Index, in terms of its sector allocation and style. Changes in its sector weights generally do not have a meaningful impact on relative returns.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the MSCI EAFE Index by overweighting stocks we expect to outperform and underweighting those we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark. During the Reporting Period, our stock picks detracted from the Fund’s relative performance.

Q	Which stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	Security selection in the information technology, energy and consumer discretionary sectors was the most successful during the Reporting Period. An underweighted position in German car-maker Volkswagen AG — assumed because of our negative views on Valuation and Management — also added to relative results. Further, our positive views on Management and Profitability led us to overweight German chemicals company BASF SE and Spanish bank Banco Bilbao Vizcaya Argentaria SA, which boosted Fund returns versus the MSCI EAFE Index.

PORTFOLIO RESULTS

Q	Which Fund positions detracted most from results during the Reporting Period?

A	Investments within the industrials, health care and utilities sectors detracted from the Fund’s relative performance. In addition, the Fund’s underweighted positions in three strongly-performing stocks hurt its relative results. Our negative views on Momentum and Profitability led us to underweight Deutsche Postbank AG, a German bank, while our negative views on Profitability and Management resulted in an underweighted position in Mitchells & Butlers, a U.K.-based operator of pubs, bars and restaurants. The Fund was also underweight French carmaker Peugeot because of our negative views on Profitability.

Q	Were there any notable changes in the Fund’s country weightings during the Reporting Period?

A	During the Reporting Period, the Fund was country neutral, that is, we maintained country weightings similar to the MSCI EAFE Index. Thus, the Fund’s positions within countries had no perceivable impact on its relative performance. By the end of the Reporting Period, we had increased the Fund’s weightings in Ireland, Finland and Austria and decreased its weightings in Japan, Switzerland and Spain.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	As of October 31, 2009, and adjusted according to our country views, the Fund was overweight in the materials, financials, information technology, telecommunication services, health care and energy sectors relative to the MSCI EAFE Index. It was underweight in the consumer staples, industrials, utilities and consumer discretionary sectors at the end of the Reporting Period.

In terms of countries, the Fund was slightly overweight Ireland, Austria, France, Finland, Japan and the Netherlands relative to the MSCI EAFE Index at the end of the Reporting Period. It was underweight Switzerland, Spain, Sweden and Denmark. The Fund was relatively neutral to the MSCI EAFE Index in Portugal, Norway, U.K., Singapore, Hong Kong, New Zealand, Greece, Australia, Italy, Belgium and Germany.

FUND BASICS

Structured International Equity Flex Fund
as of October 31, 2009

PERFORMANCE REVIEW

November 1, 2008–	Fund Total Return
October 31, 2009	(based on NAV)[1]	MSCI EAFE (Net) Index[2]

Class A	22.02%	27.71%
Class C	21.10	27.71
Institutional	22.64	27.71
Class IR	22.36	27.71
Class R	21.85	27.71

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) (Net) Index (unhedged and net of dividend withholding taxes) is a market capitalization-weighted composite of securities in 21 developed markets. The index figures do not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 9/30/09	One Year	Since Inception	Inception Date

Class A	-4.02%	-6.22%	7/31/06
Class C	-1.12	-5.49	7/31/06
Institutional	0.96	-4.46	7/31/06
Class IR	0.72	-18.01	11/30/07
Class R	0.24	-18.38	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

Total returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.60%	1.83%
Class C	2.35	2.58
Institutional	1.20	1.43
Class IR	1.35	1.58
Class R	1.85	2.08

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

SECTOR ALLOCATIONS AS OF 10/31/095

Percentage of Investment Portfolio

[5]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 0.4% of the Fund’s net assets at October 31, 2009.

Underlying industry sector allocations achieved through the Fund’s investments in total return swaps are not reflected in the above graph. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above.

FUND BASICS

TOP 10 OVERWEIGHTS AS OF 10/31/096

	Portfolio Weighting
Company	Relative to Benchmark	Line of Business

Telefonica SA	2.40%	Telecommunication Services
Sanofi-Aventis	2.36	Health Care
Parmalat SpA	1.80	Consumer Staples
Koninklijke DSM NV	1.63	Materials
Banco Popular Espanol SA	1.45	Financials
RWE AG	1.44	Utilities
Actelion Ltd	1.21	Health Care
BP PLC	1.21	Energy
Fuji Film Holdings Corp	1.17	Information Technology
Total SA	1.20	Energy

[6]	If a stock holding comprises a larger proportion of the Fund’s portfolio when compared to its proportionate position in the benchmark, it is considered an overweight. Conversely, when a stock holding comprises a smaller proportion of the Fund’s portfolio compared to its proportionate position in the benchmark, the stock is considered an underweight. The top 10 overweights may not be representative of the Fund’s future investments.

TOP 10 UNDERWEIGHTS AS OF 10/31/097

	Portfolio Weighting
Company	Relative to Benchmark	Line of Business

Telenet Group Holding NV	-1.62%	Telecommunication Services
Iliad SA	-1.52	Telecommunication Services
Lundin Petroleum AB	-1.24	Energy
SHIRE PLC	-1.17	Health Care
Novartis AG	-1.13	Health Care
Dignity PLC	-1.09	Consumer Discretionary
DSV A/S	-1.07	Industrials
Banco Santander SA	-1.06	Financials
Tullow Oil Plc	-1.06	Energy
Fresnillo Plc	-1.04	Materials

[7]	If a stock holding comprises a larger proportion of the Fund’s portfolio when compared to its proportionate position in the benchmark, it is considered an overweight. Conversely, when a stock holding comprises a smaller proportion of the Fund’s portfolio compared to its proportionate position in the benchmark, the stock is considered an underweight. The top 10 underweights may not be representative of the Fund’s future investments.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

Performance Summary
October 31, 2009

The following graph shows the value, as of October 31, 2009, of a $10,000 investment made on July 31, 2006 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the MSCI EAFE (Net) Index (unhedged and net of dividend withholding taxes), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class C, Institutional, Class IR and Class R Shares will vary from Class A Shares due to differences in fees and charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Structured International Equity Flex Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from July 31, 2006 through October 31, 2009.

Average Annual Total Return through October 31, 2009	One Year	Since Inception

Class A (Commenced July 31, 2006)
Excluding sales charges	22.02%	–5.68%
Including sales charges	16.57%	–7.00%

Class C (Commenced July 31, 2006)
Excluding contingent deferred charges	21.10%	–6.36%
Including contingent deferred charges	20.10%	–6.36%

Institutional Class (Commenced July 31, 2006)	22.64%	–5.29%

Class IR (Commenced November 30, 2007)	22.36%	–18.68%

Class R (Commenced November 30, 2007)	21.85%	–19.05%

PORTFOLIO RESULTS

Goldman Sachs Structured Emerging
Markets Equity Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the twelve-month period ended October 31, 2009.

Q	How did the Goldman Sachs Structured Emerging Markets Equity Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C and Institutional Shares generated average annual total returns, without sales charges, of 61.83%, 61.28% and 62.25%, respectively. These returns compare to the 64.13% average annual total return of the Fund’s benchmark, the MSCI Emerging Markets Index (net of dividend withholding taxes), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	We use two distinct strategies — a bottom-up stock selection strategy and a top-down country/currency selection strategy — to manage the Fund. These strategies are uncorrelated, that is, they tend to perform differently from each other over time, which enables us to greater diversify the portfolio.

During the Reporting Period, both our country/currency selection strategy and our stock selection strategy, which uses stock selection models based on five investment themes, contributed to the Fund’s relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of our model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of our theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term.

Q	Which investment themes hurt and which helped within the Team’s stock selection strategy?

A	Our bottom-up stock selection strategy and its five investment themes — Valuation, Profitability, Quality, Momentum and Sentiment — added to the Fund’s relative results during the Reporting Period.

Profitability was the best-performing theme during the Reporting Period. Profitability assesses whether a company is earning more than its cost of capital. Other contributors were our Valuation and Quality themes. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Our Sentiment theme, which reflects selected investment views and decisions of individuals and financial intermediaries, also added to results, though to a lesser extent.

Momentum was the only detracting theme of the Reporting Period. The Momentum theme predicts drift in stock prices caused by under-reaction to company-specific information.

Q	How did the Fund’s sector allocations affect relative results?

A	In constructing the portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to its benchmark, the MSCI Emerging Markets Index, in terms of its sector allocation and style. Changes in its sector weights generally do not have a meaningful impact on relative returns.

Q	Which stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

A	We seek to outpace the MSCI Emerging Markets Index by overweighting stocks we expect to outperform and underweighting those we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

PORTFOLIO RESULTS

Stock selection in the financials, consumer discretionary and consumer staples sectors added meaningfully to the Fund’s relative returns during the Reporting Period. The Fund was overweight Turkish air transport company Turk Hava Yollari AO, Taiwan-based semiconductor manufacturer Macronix International Co. Ltd. and global metals and mining company Vale SA, formerly Companhia Vale do Rio Doce. The Fund owned Turk Hava Yollari AO and Macronix International Co. Ltd. because of our positive views on Valuation and Profitability. Our positive views on Momentum and Profitability led us to overweight Vale SA.

Q	Which Fund positions detracted most from results during the Reporting Period?

A	Investments in the energy, industrials and utilities sectors slowed the Fund’s relative progress. In particular, the Fund was overweight Taiwan Semiconductor Manufacturing Co. Ltd., a maker of integrated circuits; Gold Fields Limited, a South Africa-based gold producing company; and Hyundai Mipo Dockyard Co., Ltd., which is engaged in shipbuilding as well as shipyard conversion and repair. We chose to overweight Taiwan Semiconductor Manufacturing Co. Ltd. because of our positive views on Momentum and Sentiment. Our positive views on Valuation and Momentum led us to overweight Gold Fields Limited. The Fund assumed an overweighted position in Hyundai Mipo Dockyard Co., Ltd. as a result of our positive views on Valuation and Profitability.

Q	How did the Team’s country/currency selection contribute to the Fund’s performance relative to the MSCI Emerging Markets Index during the Reporting Period?

A	Our country/currency selection strategy contributed positively to the Fund’s relative returns. Overweights in Taiwan, Indonesia and China helped the most. Underweights in India, Malaysia and Thailand detracted from relative performance.

We made our picks using our proprietary models, which are based on five investment themes specific to the country/currency selection strategy — Valuation, Momentum, Risk Premium, Fund Flows and Macro. Valuation favors equity and currency markets which appear cheap relative to accounting measures of value and purchasing power. The Momentum factor favors countries and currencies that have had strong recent outperformance. Risk Premium evaluates whether a country is overcompensating investors for political and financial risk, while Fund Flows evaluates the strength of capital market inflows. Finally, Macro assesses a market’s interest rate environment and growth prospects.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	The largest shifts we made during the Reporting Period were to increase the Fund’s weightings in Korea, Turkey and Chile and to decrease its weightings in India, Indonesia and Thailand.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	As of October 31, 2009, and adjusted according to our country views, the Fund was overweight the consumer discretionary, energy and information technology sectors relative to the Fund’s benchmark, the MSCI Emerging Markets Index. It was underweight the telecommunication services, consumer staples, health care, industrials, materials, utilities and financials sectors.

In terms of countries, the Fund was overweight Korea, Turkey, Taiwan, China, Chile and Egypt relative to the MSCI Emerging Markets Index at the end of the Reporting Period, and the Fund was underweight Malaysia, India, Israel, Thailand, Russia, Mexico, Indonesia, Poland, Brazil, South Africa, Columbia, Peru, Hungary, Czech Republic, Philippines and Morocco.

FUND BASICS

Structured Emerging Markets Equity Fund
as of October 31, 2009

PERFORMANCE REVIEW

	Fund Total Return	MSCI Emerging
November 1, 2008–October 31, 2009	(based on NAV)[1]	Markets (EM)-NET[2]

Class A	61.83%	64.13%
Class C	61.28	64.13
Institutional	62.25	64.13

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	Effective June 1, 2008, the MSCI Provisional Emerging Markets Index was renamed the MSCI Emerging Markets Index. The MSCI Emerging Markets Index (net of dividend withholding taxes) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index. As of June 2009, the MSCI Emerging Markets Index consisted of the following 22 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 9/30/09	One Year	Since Inception	Inception Date

Class A	11.25%	-16.37%	10/05/07
Class C	16.59	-14.37	10/05/07
Institutional	18.28	-13.58	10/05/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. Performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.45%	1.89%
Class C	2.20	2.64
Institutional	1.05	1.49

[4]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP 10 HOLDINGS AS OF 10/31/095

	% of Net
Holding	Assets	Line of Business	Country

Petroleo Brasileiro SA ADR	4.0%	Energy	Brazil
Samsung Electronics Co. Ltd.	3.6	Semiconductors & Semiconductor Equipment	South Korea
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	3.3	Semiconductors & Semiconductor Equipment	Taiwan
China Construction Bank Corp. Class H	3.1	Banks	China
Bank of China Ltd. Class H	3.0	Banks	China
PetroChina Co. Ltd. Class H	3.0	Energy	China
Petroleo Brasileiro SA Preference Shares	2.5	Energy	Brazil
Lotte Shopping Co. Ltd.	2.5	Retailing	South Korea
Usinas Siderurgicas de Minas Gerais SA Preference A Shares	2.2	Materials	Brazil
Turkiye Is Bankasi Class C	1.9	Banks	Turkey

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATIONS AS OF 10/31/096

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 7.1% of the Fund’s net assets at October 31, 2009.

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

Performance Summary
October 31, 2009

The following graph shows the value, as of October 31, 2009, of a $10,000 investment made on October 5, 2007 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI Emerging Markets Index (net of dividend withholding taxes), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A and Class C Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Structured Emerging Markets Equity Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from October 5, 2007 through October 31, 2009.

Average Annual Total Return through October 31, 2009	One Year	Since Inception

Class A (Commenced October 5, 2007)
Excluding sales charges	61.83%	–14.25%
Including sales charges	52.89%	–16.54%

Class C (Commenced October 5, 2007)
Excluding contingent deferred sales charges	61.28%	–14.69%
Including contingent deferred sales charges	60.28%	–14.69%

Institutional Class (Commenced October 5, 2007)	62.25%	–13.92%

PORTFOLIO RESULTS

Goldman Sachs Structured International Equity Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the twelve-month period ended October 31, 2009.

Q	How did the Goldman Sachs Structured International Equity Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 25.56%, 24.49%, 24.68%, 26.03%, 25.46%, 25.94% and 25.32%, respectively. These returns compare to the 27.71% average annual total return of the Fund’s benchmark, the MSCI EAFE Index (unhedged, with dividends reinvested), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	We use two distinct strategies — a bottom-up stock selection strategy and a top-down country/currency selection strategy — to manage the Fund. These strategies are uncorrelated, that is, they tend to perform differently from each other over time, which enables us to greater diversify the portfolio.

During the Reporting Period, our country/currency selection model contributed the most to the Fund’s relative results while our stock selection strategy, which uses stock selection models based on six investment themes, detracted most from the Fund’s relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting those stocks chosen by the model. Over time and by design, the performance of any one of our model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of our theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term.

Q	Which investment themes hurt and which helped within the Team’s stock selection strategy?

A	Our bottom-up stock selection strategy and its six investment themes underperformed during the Reporting Period, with our Management theme detracting the most from relative results. Management assesses the characteristics, policies and strategic decisions of company management. Momentum and Sentiment also hampered progress. The Momentum theme predicts drift in stock prices caused by under-reaction to company-specific information. Sentiment reflects selected investment views and decisions of individuals and financial intermediaries.

On the positive side, Profitability contributed most to the Fund’s relative returns followed by Valuation. The Profitability theme assesses whether a company is earning more than its cost of capital, while Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Quality added value, though to a lesser extent. The Quality theme evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to its benchmark, the MSCI EAFE Index, in terms of its sector allocation and style. Changes in its sector weights generally do not have a meaningful impact on relative returns.

Q	Which stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

A	We seek to outpace the MSCI EAFE Index by overweighting stocks we expect to outperform and underweighting those we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

PORTFOLIO RESULTS

Investments in the materials, consumer discretionary and energy sectors were most effective during the Reporting Period. An underweighted position in German carmaker Volkswagen AG — assumed because of our negative views on Valuation and Management — boosted the Fund’s relative results. Our negative views on Valuation and Profitability led us to underweight Japanese auto manufacturer Toyota Motor Corp., which was advantageous. The Fund’s overweighted position in German chemicals company BASF SE, the result of our positive views on Management and Profitability, also added value.

Q	Which Fund positions detracted most from results during the Reporting Period?

A	Security selection within the financials, industrials and consumer staples sectors hampered the Fund’s relative performance. An overweighted position in Japanese natural gas producer Osaka Gas Co. Ltd. and Japan’s biggest shipping company Nippon Yusen KK detracted from the Fund’s relative results. The Fund was overweight Osaka Gas Co. Ltd. because of our positive views on Profitability and Momentum. The overweighted position in Nippon Yusen KK was a result of our positive views on Management and Profitability. Our negative views on Valuation and Management led us to underweight Belgian-based brewer Anheuser Busch InBev NV.

Q	How did the Team’s country/currency selection contribute to the Fund’s performance relative to the MSCI EAFE Index during the Reporting Period?

A	Our country/currency selection strategy contributed positively to the Fund’s relative return. Overweights in Spain, Belgium and Austria added the most. Detracting from relative performance was an overweight in France and underweights in Switzerland and the Netherlands.

We made our picks using our proprietary models, which are based on five investment themes specific to the country/ currency selection strategy — Valuation, Momentum, Risk Premium, Fund Flows and Macro. Valuation favors equity and currency markets that appear cheap relative to accounting measures of value and purchasing power. The Momentum factor favors countries and currencies that have had strong recent outperformance. Risk Premium evaluates whether a country is overcompensating investors for political and financial risk, while Fund Flows evaluates the strength of capital market inflows. Finally, Macro assesses a market’s interest rate environment and growth prospects.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	The largest shifts we made during the Reporting Period were to increase the Fund’s weightings in Germany, Spain and Australia and to decrease its weightings in France, Japan and Switzerland.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	As of October 31, 2009, the Fund was overweight the financials, telecommunication services, energy, materials and utilities sectors relative to the Fund’s benchmark, the MSCI EAFE Index. The Fund was underweight the consumer staples, information technology, industrials, consumer discretionary and health care sectors.

In terms of countries, the Fund was overweight Germany, Austria, Hong Kong, Spain, Belgium, Norway, Sweden, Singapore and Ireland relative to the MSCI EAFE Index at the end of the Reporting Period. It was underweight Japan, Switzerland, U.K., Italy, Finland, the Netherlands, Denmark, Portugal, France and Greece. The Fund was relatively neutral to the MSCI EAFE Index in Australia and New Zealand.

FUND BASICS

Structured International Equity Fund
as of October 31, 2009

PERFORMANCE REVIEW

	Fund Total Return
November 1, 2008–October 31, 2009	(based on NAV)[1]	MSCI EAFE (Net) Index[2]

Class A	25.56%	27.71%
Class B	24.49	27.71
Class C	24.68	27.71
Institutional	26.03	27.71
Service	25.46	27.71
Class IR	25.94	27.71
Class R	25.32	27.71

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) (NET) Index (unhedged, with dividends reinvested) is a market capitalization-weighted composite of securities in 21 developed markets. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 9/30/09	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-4.02%	4.67%	2.12%	2.48%	8/15/97
Class B	-4.16	4.67	2.06	2.35	8/15/97
Class C	0.00	5.10	2.07	2.36	8/15/97
Institutional	2.13	6.31	3.24	3.52	8/15/97
Service	1.56	5.77	2.72	3.01	8/15/97
Class IR	1.97	N/A	N/A	-16.89	11/30/07
Class R	1.39	N/A	N/A	-17.30	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, Class B Shares will no longer be available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds). The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. Performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

Total returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.20%	1.25%
Class B	1.95	2.00
Class C	1.95	2.00
Institutional	0.80	0.85
Service	1.30	1.35
Class IR	0.95	1.00
Class R	1.45	1.50

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/095

	% of Net
Holding	Assets	Line of Business	Country

Telefonica SA	3.4%	Telecommunication Services	Spain
BP PLC ADR	2.8	Energy	United Kingdom
RWE AG	2.3	Utilities	Germany
E.ON AG	2.1	Utilities	Germany
Vodafone Group PLC ADR	1.7	Telecommunication Services	United Kingdom
Honda Motor Co. Ltd.	1.7	Consumer Discretionary	Japan
Sanofi-Aventis	1.7	Health Care	France
BHP Billiton Ltd.	1.6	Materials	Australia
Total SA	1.4	Energy	France
William Morrison Supermarkets PLC	1.4	Consumer Staples	United Kingdom

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATIONS AS OF 10/31/096

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 2.7% of the Fund’s net assets at October 31, 2009.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Performance Summary
October 31, 2009

The following graph shows the value, as of October 31, 2009, of a $10,000 investment made on November 1, 1999 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI EAFE (Net) Index (unhedged, with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Structured International Equity Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 1999 through October 31, 2009.

Average Annual Total Return through October 31, 2009	One Year	Five Years	Ten Years	Since Inception

Class A (Commenced August 15, 1997)
Excluding sales charges	25.56%	4.69%	2.02%	2.70%
Including sales charges	18.64%	3.51%	1.45%	2.23%

Class B (Commenced August 15, 1997)
Excluding contingent deferred sales charges	24.49%	3.89%	1.38%	2.09%
Including contingent deferred sales charges	19.30%	3.48%	1.38%	2.09%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	24.68%	3.93%	1.39%	2.10%
Including contingent deferred sales charges	23.64%	3.93%	1.39%	2.10%

Institutional Class (Commenced August 15, 1997)	26.03%	5.10%	2.55%	3.26%

Service Class (Commenced August 15, 1997)	25.46%	4.60%	2.05%	2.76%

Class IR (Commenced November 30, 2007)	25.94%	n/a	n/a	–17.41%

Class R (Commenced November 30, 2007)	25.32%	n/a	n/a	–17.80%

PORTFOLIO RESULTS

Goldman Sachs Structured International
Small Cap Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the twelve-month period ended October 31, 2009.

Q	How did the Goldman Sachs Structured International Small Cap Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C and Institutional Shares generated average annual total returns, without sales charges, of 48.17%, 47.36% and 48.80%, respectively. These returns compare to the 48.74% average annual total return of the Fund’s benchmark, the MSCI EAFE Small Cap Index (net of dividend withholding taxes), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	As expected, and in keeping with our investment approach, our quantitative model and its six investment themes had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting those stocks chosen by the model. Over time and by design, the performance of any one of our model’s investment themes tend to have a low correlation with the model’s other themes, demonstrating the diversification benefit of our theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term.

Overall, the Fund’s Institutional Shares outperformed the MSCI EAFE Small Cap Index (the Class A and C Shares slightly underperformed), with Valuation and Profitability contributing the most. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether a company is earning more than its cost of capital. Also adding value was our Quality theme, which evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals.

Management was the weakest performing theme. Management assesses the characteristics, policies and strategic decisions of company management. Sentiment, which reflects selected investment views and decisions of individuals and financial intermediaries, was also a drag on relative results. In addition, Momentum slowed progress, though to a lesser extent. Our Momentum theme predicts drift in stock prices caused by under-reaction to company-specific information.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to its benchmark, the MSCI EAFE Small Cap Index, in terms of its sector allocation and style. Changes in its sector weights generally do not have a meaningful impact on relative performance.

Q	Which stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

A	We seek to outpace the MSCI EAFE Small Cap Index by overweighting stocks we expect to outperform and underweighting those we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

Security selection in the industrials, financials and consumer discretionary sectors added to the Fund’s relative returns. Contributing the most were overweighted positions in Regus PLC, a provider of offices and business centers around the world; Petrofac PLC, a U.K. based construction services company; and Nippon Signal Co. Ltd., a Japan-based maker of railway station operations and data processing equipment. Our positive views on Valuation and Profitability led us to overweight Regus PLC, while the overweighted positions in Nippon Signal Co. Ltd. and Petrofac PLC were driven by our positive views on Momentum and Profitability.

PORTFOLIO RESULTS

Q	Which Fund positions detracted most from results during the Reporting Period?

A	Stock selection in the information technology, materials and utilities sectors hampered the Fund’s relative performance during the Reporting Period. Specifically, overweighted positions in three weakly-performing stocks were detrimental. The Fund was overweight Okinawa Electric Power Co., Inc., a Japanese electric power provider; Godo Steel, Ltd., a Japan-based steel manufacturer; and International Personal Finance PLC, a British-based international home credit business. The Fund was overweight Okinawa Electric Power Co., Inc. and International Personal Finance PLC because of our positive views on Profitability and Valuation. Our positive views on Valuation and Momentum led us to overweight Godo Steel, Ltd.

Q	What impact did country selection have on the Fund’s relative performance during the Reporting Period?

A	Underweights in the United Kingdom and Italy and an overweight in Japan contributed to the Fund’s relative performance. An overweight in Australia and underweighted positions in Belgium and Greece detracted from relative performance, but effective security selection in each of these markets helped offset some of the underperformance.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	The largest shifts we made during the Reporting Period were to increase the Fund’s weightings in Austria, Ireland and Norway and to decrease the Fund’s weightings in Italy, Sweden and Switzerland.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	As of October 31, 2009, and adjusted for our country views, the Fund was overweight the industrials, information technology, materials and financials sectors relative to the MSCI EAFE Small Cap Index. The Fund held underweights in the utilities, telecommunication services, health care, consumer discretionary and consumer staples sectors and was relatively neutral to the benchmark index in the energy sector at the end of the Reporting Period.

In terms of countries, the Fund was overweight the Netherlands, Austria, Belgium, Denmark, Australia, Finland and Ireland relative to the MSCI EAFE Small Cap Index. It was underweight Spain, Italy, Portugal, Switzerland, Sweden, Japan, Greece, the U.K. and Germany. The Fund was relatively neutral to the benchmark index in Norway, Hong Kong, Singapore, New Zealand and France at the end of the Reporting Period.

FUND BASICS

Structured International Small Cap Fund
as of October 31, 2009

PERFORMANCE REVIEW

	Fund Total Return	MSCI EAFE
November 1, 2008–October 31, 2009	(based on NAV)[1]	Small Cap (Net) Index[2]

Class A	48.17%	48.74%
Class C	47.36	48.74
Institutional	48.80	48.74

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charge.
[2]	The Morgan Stanley Capital International (MSCI) EAFE Small Cap (Net) Index (Europe, Australasia, Far East) (net of dividend withholding taxes) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. MSCI selects the most liquid securities across developed markets relative to their market capitalization, and targets for index inclusion 40% of the full market capitalization of the eligible small cap universe within each industry group, within each country. Its returns include net reinvested dividends but, unlike Fund returns, do not reflect the payment of sales commissions or other expenses incurred in the purchase or sale of the securities included in the Index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 9/30/09	One Year	Since Inception	Inception Date

Class A	12.02%	-15.46%	9/28/07
Class C	16.74	-13.63	9/28/07
Institutional	19.16	-12.66	9/28/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. Performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.30%	1.70%
Class C	2.05	2.45
Institutional	0.90	1.30

[4]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

TOP 10 HOLDINGS AS OF 10/31/095

	% of Net
Holding	Assets	Line of Business	Country

Tate & Lyle PLC	1.0%	Food, Beverage & Tobacco	United Kingdom
SEB SA	1.0	Consumer Durables & Apparel	France
Nexity	1.0	Consumer Durables & Apparel	France
Bekaert SA	0.9	Capital Goods	Belgium
Danisco A/S	0.9	Food, Beverage & Tobacco	Denmark
Acergy SA	0.9	Energy	United Kingdom
Halfords Group PLC	0.9	Retailing	United Kingdom
Petrofac Ltd.	0.9	Energy	United Kingdom
PSP Swiss Property AG (Registered)	0.8	Real Estate	Switzerland
Fabege AB	0.8	Real Estate	Sweden

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

SECTOR ALLOCATIONS AS OF 10/31/096

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 2.2% of the Fund’s net assets at October 31, 2009.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Performance Summary
October 31, 2009

The following graph shows the value, as of October 31, 2009, of a $10,000 investment made on September 28, 2007 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI EAFE Small Cap (Net) Index (net of dividend withholding taxes), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, and Class C Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Structured International Small Cap Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 28, 2007 through October 31, 2009.

Average Annual Total Return through October 31, 2009	One Year	Since Inception

Class A (Commenced September 28, 2007)
Excluding sales charges	48.17%	–13.72%
Including sales charges	39.96%	–16.01%

Class C (Commenced September 28, 2007)
Excluding contingent deferred sales charges	47.36%	–14.29%
Including contingent deferred sales charges	46.32%	–14.29%

Institutional Class (Commenced September 28, 2007)	48.80%	–13.35%

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

Schedule of Investments
October 31, 2009

Shares	Description	Value

Common Stocks – 97.4%

Australia – 9.3%
34,338	AGL Energy Ltd. (Multi-Utilities)	$425,626
3,797	ASX Ltd. (Diversified Financial Services)	114,467
20,110	Australia and New Zealand Banking Group Ltd. (Commercial Banks)	410,167
50,573	Bendigo and Adelaide Bank Ltd. (Commercial Banks)	409,856
45,606	BHP Billiton Ltd.(a) (Metals & Mining)	1,495,727
26,596	Boral Ltd. (Construction Materials)	135,659
45,223	Caltex Australia Ltd.* (Oil, Gas & Consumable Fuels)	410,021
65,585	Challenger Financial Services Group Ltd. (Diversified Financial Services)	215,673
13,483	Commonwealth Bank of Australia (Commercial Banks)	623,071
60,648	Emeco Holdings Ltd. (Trading Companies & Distributors)	46,897
4,717	Felix Resources Ltd. (Oil, Gas & Consumable Fuels)	72,078
50,612	Fleetwood Corp. Ltd. (Automobiles)	342,343
18,386	GUD Holdings Ltd. (Household Durables)	141,826
3,619	Macquarie Group Ltd. (Capital Markets)	158,497
21,403	Macquarie Infrastructure Group (Transportation Infrastructure)	27,389
51,328	NRW Holdings Ltd. (Construction & Engineering)	73,745
5,339	Premier Investments Ltd. (Specialty Retail)	39,074
8,438	QBE Insurance Group Ltd.(a) (Insurance)	169,932
80,781	Sigma Pharmaceuticals Ltd. (Health Care Providers & Services)	67,620
7,408	Sims Metal Management Ltd. (Metals & Mining)	130,605
4,717	South Australia Coal Corporation (Oil, Gas & Consumable Fuels)	432
7,303	Stockland (REIT)	24,260
22,826	Straits Resources Ltd. (Metals & Mining)	32,224
4,175	Suncorp-Metway Ltd. (Insurance)	32,656
61,102	Tatts Group Ltd. (Hotels, Restaurants & Leisure)	135,293
32,497	Toll Holdings Ltd. (Air Freight & Logistics)	246,332
6,827	Wesfarmers Ltd. (Food & Staples Retailing)	170,356
33,766	Westfield Group (REIT)	365,823
3,965	Westpac Banking Corp. (Commercial Banks)	92,673

16,261	Woolworths Ltd. (Food & Staples Retailing)	416,216
15,520	WorleyParsons Ltd. (Energy Equipment & Services)	358,056

		7,384,594

Austria – 0.4%
1,121	Erste Groupe Bank AG (Commercial Banks)	45,068
6,095	OMV AG (Oil, Gas & Consumable Fuels)	251,168

		296,236

Belgium – 2.1%
33	Banque Nationale de Belgique (Diversified Financial Services)	166,812
6,021	Bekaert NV (Electrical Equipment)	774,350
585	Compagnie Nationale a Portefeuille (Diversified Financial Services)	30,571
5,401	Dexia SA* (Commercial Banks)	44,893
627	EVS Broadcast Equipment SA (Communications Equipment)	46,106
5,432	KBC GROEP NV* (Commercial Banks)	232,527
2,442	Solvay SA (Chemicals)	239,798
2,938	Tessenderlo Chemie NV (Chemicals)	107,644

		1,642,701

Denmark – 2.0%
9,334	Carlsberg A/S Class B (Beverages)	654,403
14,705	D/S Norden A/S (Marine)	551,039
3,079	Danisco A/S (Food Products)	192,015
2,279	East Asiatic Co. Ltd. A/S (Food Products)	82,335
2,216	Jyske Bank A/S* (Commercial Banks)	82,710

		1,562,502

Finland – 1.8%
32,120	Fortum Oyj(a) (Electric Utilities)	760,243
1,344	Lemminkainen Oyj (Construction & Engineering)	51,428
3,198	Metso Corp. (Machinery)	89,303
36,244	Nokia Oyj (Communications Equipment)	457,806
3,440	Tieto Oyj (IT Services)	68,704

		1,427,484

France – 13.3%
9,120	Accor SA (Hotels, Restaurants & Leisure)	436,757
4,066	Alstom SA (Electrical Equipment)	281,725
11,838	BNP Paribas (Commercial Banks)	891,806
161	Bollore (Air Freight & Logistics)	27,715
3,806	Christian Dior SA(b) (Textiles, Apparel & Luxury Goods)	379,565

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

Schedule of Investments (continued)
October 31, 2009

Shares	Description	Value

Common Stocks – (continued)
France – (continued)

3,005	CNP Assurances (Insurance)	$290,381
1,104	Compagnie de Saint-Gobain (Building Products)	53,798
8,222	Credit Agricole SA (Commercial Banks)	157,494
788	Eurazeo (Diversified Financial Services)	49,555
17,548	France Telecom SA(a) (Diversified Telecommunication Services)	434,818
2,504	Legrand SA (Electrical Equipment)	67,925
14,831	Nexity (Household Durables)	551,720
33,644	Sanofi-Aventis(a) (Pharmaceuticals)	2,466,180
23,844	SCOR SE (Insurance)	606,851
3,915	SEB SA (Household Durables)	217,902
7,994	Technip SA (Energy Equipment & Services)	501,529
32,124	Total SA* (Oil, Gas & Consumable Fuels)	1,922,310
2,536	Vallourec SA (Machinery)	399,290
6,196	Veolia Environnement (Multi-Utilities)	202,420
21,376	Vivendi SA(a) (Media)	593,020

		10,532,761

Germany – 8.9%
18,561	BASF SE(a) (Chemicals)	993,570
2,580	Bauer AG (Construction & Engineering)	102,264
14,727	Bechtle AG (IT Services)	350,132
55,663	Commerzbank AG*(c) (Commercial Banks)	579,745
1,691	Demag Cranes AG (Machinery)	58,606
12,508	Deutsche Bank AG (Capital Markets)	908,725
4,122	Deutsche Beteiligungs AG (Capital Markets)	94,321
28,139	E.ON AG(a) (Electric Utilities)	1,078,425
14,065	Infineon Technologies AG* (Semiconductors & Semiconductor Equipment)	63,334
1,127	Manz Automation AG* (Semiconductors & Semiconductor Equipment)	77,510
6,602	Muenchener Rueckversicherungs-Gesellschaft AG (Insurance)	1,044,522
16,233	RWE AG(a) (Multi-Utilities)	1,423,843
3,261	Salzgitter AG (Metals & Mining)	293,164

		7,068,161

Greece – 0.6%
4,821	Coca-Cola Hellenic Bottling Co. SA (Beverages)	125,649
11,010	Eurobank Properties Real Estate Investment Co. (REIT)	138,507

25,564	Marfin Investment Group SA* (Capital Markets)	101,857
5,903	Piraeus Bank SA* (Commercial Banks)	101,772

		467,785

Hong Kong – 2.0%
27,500	Boc Hong Kong Holdings Ltd. (Commercial Banks)	63,163
10,000	Cathay Pacific Airways Ltd.* (Airlines)	16,203
18,000	Cheung Kong (Holdings) Ltd. (Real Estate Management & Development)	229,582
6,000	Chinese Estates Holdings Ltd. (Real Estate Management & Development)	10,256
19,000	CLP Holdings Ltd. (Electric Utilities)	127,094
17,100	Esprit Holdings Ltd. (Specialty Retail)	113,942
49,000	Foxconn International Holdings Ltd.* (Electronic Equipment, Instruments & Components)	43,036
13,000	Hang Lung Group Ltd. (Real Estate Management & Development)	65,823
21,000	Hong Kong Electric Holdings Ltd. (Electric Utilities)	112,035
7,300	Hong Kong Exchanges & Clearing Ltd. (Diversified Financial Services)	128,315
29,000	Hutchison Whampoa Ltd. (Industrial Conglomerates)	203,548
3,500	Kingboard Chemical Holdings Ltd. (Electronic Equipment, Instruments & Components)	14,087
2,000	Li & Fung Ltd. (Distributors)	8,394
15,000	Lifestyle International Holdings Ltd. (Multiline Retail)	24,143
1,500	Orient Overseas International Ltd. (Marine)	7,366
12,000	Swire Pacific Ltd. (Real Estate Management & Development)	145,552
1,000	Television Broadcasts Ltd. (Media)	4,713
19,287	The Link (REIT)	43,779
6,000	The Wharf (Holdings) Ltd. (Real Estate Management & Development)	32,532
47,000	Wheelock & Co. Ltd. (Real Estate Management & Development)	151,599
6,500	Yue Yuen Industrial (Holdings) Ltd. (Textiles, Apparel & Luxury Goods)	18,071

		1,563,233

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

Shares	Description	Value

Common Stocks – (continued)

Ireland – 0.8%
6,498	CRH PLC (Construction Materials)	$158,934
11,791	Grafton Group PLC* (Trading Companies & Distributors)	58,429
12,494	Kerry Group PLC (Food Products)	366,503
20,754	United Drug PLC (Health Care Providers & Services)	68,393

		652,259

Italy – 4.1%
34,059	Banco Popolare Societa Cooperativa* (Commercial Banks)	295,876
26,078	Danieli SpA(a) (Machinery)	654,782
519,379	Parmalat SpA (Food Products)	1,439,466
525,379	Telecom Italia SpA (Diversified Telecommunication Services)	834,636

		3,224,760

Japan – 25.6%
26,600	Aloka Co. Ltd. (Health Care Equipment & Supplies)	212,529
24,700	Alps Electric Co. Ltd.* (Electronic Equipment, Instruments & Components)	154,168
75,000	AMADA Co. Ltd. (Machinery)	458,835
5,500	Aoyama Trading Co. Ltd. (Specialty Retail)	88,140
3,900	Arakawa Chemical Industrial Ltd. (Chemicals)	48,219
46,000	Asahi Kasei Corp. (Chemicals)	227,935
25,600	Astellas Pharma, Inc. (Pharmaceuticals)	942,690
14,300	Brother Industries Ltd. (Office Electronics)	162,815
10,600	Canon, Inc.(a)(b) (Office Electronics)	399,650
1,200	Cawachi Ltd. (Food & Staples Retailing)	24,897
141	Central Japan Railway Co. (Road & Rail)	939,380
1,400	Chubu Electric Power Co., Inc. (Electric Utilities)	31,257
29,000	Dai Nippon Printing Co. Ltd. (Commercial Services & Supplies)	363,352
2,700	Daikoku Denki Co. Ltd. (Leisure Equipment & Products)	53,523
7,700	Daito Trust Construction Co. Ltd. (Real Estate Management & Development)	320,061
8,000	Daiwa Securities Group, Inc. (Capital Markets)	42,107
326	Faith, Inc. (Internet Software & Services)	38,834
28,000	Fuji Heavy Industries Ltd.* (Automobiles)	109,418
87	Fuji Media Holdings, Inc. (Media)	127,833
16,400	Fuyo General Lease Co. Ltd. (Diversified Financial Services)	362,372

4,000	Hitachi Transport System Ltd. (Road & Rail)	52,467
41,500	Honda Motor Co. Ltd.(a) (Automobiles)	1,281,796
16,000	Ihara Chemical Industry Co. Ltd. (Chemicals)	54,371
30,000	Itochu Corp. (Trading Companies & Distributors)	189,623
19,200	Japan Digital Laboratory Co. Ltd. (Computers & Peripherals)	237,782
111	Japan Tobacco, Inc. (Tobacco)	311,411
2,700	Komori Corp. (Machinery)	31,936
13,000	Kubota Corp. (Machinery)	101,020
7,000	Kyosan Electric Manufacturing Co. Ltd. (Electrical Equipment)	32,363
48,600	Leopalace21 Corp.* (Real Estate Management & Development)	262,978
2,300	Megane Top Co. Ltd. (Specialty Retail)	39,620
4,000	Mitsubishi Electric Corp.* (Electrical Equipment)	30,428
28,900	Mitsubishi UFJ Financial Group, Inc. (Commercial Banks)	153,933
3,100	Mitsumi Electric Co. Ltd. (Electronic Equipment, Instruments & Components)	62,534
264,200	Mizuho Financial Group, Inc. (Commercial Banks)	521,116
33,000	Mizuho Securities Co. Ltd. (Capital Markets)	113,887
89,000	NEC Corp.* (Computers & Peripherals)	252,969
6,900	NEC Electronics Corp.* (Semiconductors & Semiconductor Equipment)	51,171
5,700	Nihon Eslead Corp. (Household Durables)	59,462
200	Nintendo Co. Ltd. (Software)	50,165
162,000	Nippon Express Co. Ltd. (Road & Rail)	663,334
109,500	Nippon Mining Holdings, Inc. (Oil, Gas & Consumable Fuels)	488,503
74,000	Nippon Oil Corp. (Oil, Gas & Consumable Fuels)	364,654
27,000	Nippon Sheet Glass Co. Ltd. (Building Products)	79,559
67,000	Nippon Soda Co. Ltd.(a) (Chemicals)	269,728
25,100	Nippon Telephone & Telegraph Corp. (Diversified Telecommunication Services)	1,035,686
62,000	Nippon Yusen Kabushiki Kaisha (Marine)	228,862
19,000	Nissan Chemical Industries Ltd. (Chemicals)	244,871

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

Schedule of Investments (continued)
October 31, 2009

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

115,500	Nissan Motor Co. Ltd.*(a) (Automobiles)	$835,775
38,500	Nisshin Seifun Group, Inc. (Food Products)	513,578
8,000	NOF Corp. (Chemicals)	36,284
11,200	Nomura Real Estate Holdings, Inc. (Real Estate Management & Development)	178,304
181,000	Osaka Gas Co. Ltd.(a) (Gas Utilities)	605,813
7,800	Resona Holdings, Inc. (Commercial Banks)	92,872
44,000	Ricoh Co. Ltd. (Office Electronics)	597,970
40	RISA Partners, Inc. (Capital Markets)	31,498
2,300	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	152,529
4,700	Sanshin Electronics Co. Ltd. (Electronic Equipment, Instruments & Components)	37,025
15,000	Seino Holdings Co. Ltd. (Road & Rail)	110,998
9,000	Sekisui Chemical Co. Ltd. (Household Durables)	54,437
64	Seven Bank Ltd. (Commercial Banks)	156,348
87,000	Sompo Japan Insurance, Inc. (Insurance)	508,765
3,900	Sony Corp. (Household Durables)	115,162
37	SRI Sports Ltd. (Leisure Equipment & Products)	33,971
57,300	Sumitomo Corp. (Trading Companies & Distributors)	556,251
45,100	Sumitomo Electric Industries Ltd. (Electrical Equipment)	547,278
6,900	Sumitomo Mitsui Financial Group, Inc. (Commercial Banks)	234,532
21,500	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	859,861
16,000	Takihyo Co. Ltd. (Distributors)	83,957
80,000	The Bank of Yokohama Ltd. (Commercial Banks)	392,835
9,000	The Nippon Signal Co. Ltd. (Electrical Equipment)	81,393
10,000	The Sumitomo Trust & Banking Co. Ltd. (Commercial Banks)	52,100
4,200	Tokio Marine Holdings, Inc. (Insurance)	107,396
17,600	Tokyo Steel Manufacturing Co. Ltd.(a) (Metals & Mining)	230,515
9,000	Tokyo Tatemono Co. Ltd. (Real Estate Management & Development)	42,914
10,000	Toppan Printing Co. Ltd. (Commercial Services & Supplies)	89,374
4,800	Topre Corp. (Auto Components)	42,901

20,000	Tosoh Corp. (Chemicals)	53,775
10,900	Towa Corp.* (Semiconductors & Semiconductor Equipment)	80,366
24,500	U-Shin Ltd. (Auto Components)	129,439
13	West Japan Railway Co. (Road & Rail)	46,069
1,800	Yamato Kogyo Co. Ltd. (Metals & Mining)	54,018
10,300	Yellow Hat Ltd. (Specialty Retail)	98,183
4,300	Yorozu Corp. (Auto Components)	51,486

		20,270,216

Liechtenstein – 0.0%
499	Liechtensteinische Landesbank AG (Commercial Banks)	32,590

Netherlands – 4.8%
4,213	ASM International NV* (Semiconductors & Semiconductor Equipment)	85,362
8,256	European Aeronautic Defence & Space Co.(a) (Aerospace & Defense)	154,598
5,570	Heineken Holding NV (Beverages)	216,705
20,203	ING Groep NV* (Diversified Financial Services)	262,914
2,579	Koninklijke (Royal) Philips Electronics NV (Industrial Conglomerates)	64,787
30,265	Koninklijke DSM NV (Chemicals)	1,326,033
4,341	Mediq NV (Health Care Providers & Services)	68,691
43,263	Royal Dutch Shell PLC(a) (Oil, Gas & Consumable Fuels)	1,282,690
48,892	SNS Reaal* (Diversified Financial Services)	345,580

		3,807,360

New Zealand – 0.0%
15,203	Telecom Corp. of New Zealand Ltd. (Diversified Telecommunication Services)	27,453

Norway – 0.5%
36,600	Austevoll Seafood ASA* (Food Products)	216,547
1,600	Fred.Olsen Energy ASA (Energy Equipment & Services)	61,766
19,000	Songa Offshore SE* (Energy Equipment & Services)	94,850

		373,163

Portugal – 0.4%
67,910	Energias de Portugal SA (Electric Utilities)	300,336

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

Shares	Description	Value

Common Stocks – (continued)
Singapore – 1.3%
24,000	Ascendas Real Estate Investment Trust (REIT)	$31,195
12,000	DBS Group Holdings Ltd. (Commercial Banks)	109,891
229,720	Golden Agri-Resources Ltd.* (Food Products)	69,135
3,673	Jardine Cycle & Carriage Ltd. (Distributors)	60,319
16,000	Keppel Corp. Ltd. (Industrial Conglomerates)	91,953
46,290	Noble Group Ltd. (Trading Companies & Distributors)	84,597
28,782	Oversea-Chinese Banking Corp. Ltd. (Commercial Banks)	155,103
5,000	SembCorp Industries Ltd. (Industrial Conglomerates)	11,780
3,340	Singapore Airlines Ltd. (Airlines)	32,030
6,000	Singapore Press Holdings Ltd. (Media)	16,431
69,000	Singapore Telecommunications Ltd. (Diversified Telecommunication Services)	143,087
7,000	United Overseas Bank Ltd. (Commercial Banks)	83,908
59,000	UOL Group Ltd. (Real Estate Management & Development)	140,757

		1,030,186

Spain – 5.8%
30,940	Banco de Sabadell SA (Commercial Banks)	208,874
133,806	Banco Popular Espanol SA (Commercial Banks)	1,191,892
13,939	Banco Santander SA(a) (Commercial Banks)	224,310
9,219	Grifols SA (Biotechnology)	148,947
100,740	Telefonica SA(a) (Diversified Telecommunication Services)	2,813,317

		4,587,340

Sweden – 3.4%
20,929	AF AB Class B (Professional Services)	521,876
7,364	Alfa Laval AB (Machinery)	89,942
6,312	Industrial & Financial Systems AB Class B (Software)	57,105
14,956	Investor AB Class B (Diversified Financial Services)	264,615
71,263	Nordea Bank AB (Commercial Banks)	764,895
10,255	Ratos AB Class B (Capital Markets)	238,510

75,356	TeliaSonera AB (Diversified Telecommunication Services)	499,455
34,691	TradeDoubler AB*(c) (Internet Software & Services)	266,260

		2,702,658

Switzerland – 7.7%
47,526	ABB Ltd.* (Electrical Equipment)	884,048
17,931	Actelion Ltd.* (Biotechnology)	988,410
6,307	Adecco SA (Professional Services)	281,824
6,348	Baloise Holding AG (Insurance)	543,527
27,959	Compagnie Financiere Richemont SA (Textiles, Apparel & Luxury Goods)	782,680
2,430	Compagnie Financiere Tradition SA (Capital Markets)	301,357
496	Credit Suisse Group (Capital Markets)	26,515
625	Helvetia Holding AG (Insurance)	199,278
3,044	Holcim Ltd.* (Construction Materials)	193,735
20,486	Nestle SA (Food Products)	952,631
792	PSP Swiss Property AG* (Real Estate Management & Development)	44,443
3,767	Roche Holding AG (Pharmaceuticals)	603,334
2,157	Sulzer AG (Machinery)	167,946
3,271	UBS AG* (Capital Markets)	54,543
530	Verwaltungs-und Privat-Bank AG (Capital Markets)	56,658

		6,080,929

United Kingdom – 2.6%
131,185	BP PLC(a) (Oil, Gas & Consumable Fuels)	1,229,235
10,259	BP PLC ADR(b) (Oil, Gas & Consumable Fuels)	580,865
5,094	GlaxoSmithKline PLC ADR (Pharmaceuticals)	209,669

		2,019,769

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $77,297,272)		$77,054,476

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

Schedule of Investments (continued)
October 31, 2009

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(d)(e) – 0.4%

Boston Global Investment Trust – Enhanced Portfolio II
302,492	0.240%	$302,492
(Cost $300,265)

TOTAL INVESTMENTS – 97.8%
(Cost $77,597,537)		$77,356,968

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.2%		1,764,933

NET ASSETS – 100.0%		$79,121,901

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of this security is pledged as collateral for short positions within the total return swap.

(b)	All or a portion of this security is segregated as collateral for initial margin requirements on futures transactions.

(c)	All or a portion of security is on loan.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2009.

(e)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—	American Depositary Receipt
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

Schedule of Investments (continued)
October 31, 2009

	Notional	Current	Unrealized
	Value	Value	Gain (Loss)

Total Return Swap Long Positions

Australia – 4.8%
CSL Ltd. (Biotechnology)	$256,222	$249,751	$(6,471)
Goodman Fielder Ltd. (Food Products)	108,874	106,078	(2,796)
Macquarie Airports (Transportation Infrastructure)	424,829	411,750	(13,079)
National Australia Bank Ltd. (Commercial Banks)	442,228	428,058	(14,170)
United Group Ltd. (Construction & Engineering)	101,531	98,407	(3,124)

			(39,640)

Austria – 1.6%
Strabag SE (Construction & Engineering)	429,559	426,839	(2,720)

Belgium – 2.5%
Compagnie d’Entreprises CFE (Construction & Engineering)	298,864	297,386	(1,478)
Delhaize Group (Food & Staples Retailing)	159,158	158,757	(401)
UCB SA (Pharmaceuticals)	240,914	240,006	(908)

			(2,787)

France – 2.6%
AXA SA (Insurance)	137,850	136,687	(1,163)
Lagardere SCA (Media)	129,917	129,258	(659)
Societe Generale (Commercial Banks)	440,033	436,910	(3,123)

			(4,945)

Germany – 1.1%
Fresenius SE (Health Care Equipment & Supplies)	60,746	60,593	(153)
Kontron AG (Semiconductors & Semiconductor Equipment)	94,634	94,312	(322)
Volkswagen AG (Automobiles)	159,669	159,191	(478)

			(953)

Hong Kong – 1.1%
Hang Seng Bank Ltd. (Commercial Banks)	96,390	94,482	(1,908)
New World Development Co. Ltd. (Real Estate Management & Development)	133,958	131,145	(2,813)

Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	77,223	75,499	(1,724)

			(6,445)

Italy – 0.2%
Banca Carige SpA (Commercial Banks)	61,488	61,213	(275)

Japan – 7.4%
Daiwa Industries Ltd. (Machinery)	213,666	213,883	217
FUJIFILM Holdings Corp. (Electronic Equipment, Instruments & Components)	1,020,714	1,003,553	(17,161)
Idemitsu Kosan Co. Ltd. (Oil, Gas & Consumable Fuels)	111,154	109,999	(1,155)
JFE Holdings, Inc. (Metals & Mining)	269,837	263,856	(5,981)
Mitsubishi Heavy Industries Ltd. (Machinery)	32,258	31,825	(433)
Nippon Shinyaku Co. Ltd. (Pharmaceuticals)	82,722	82,989	267
Toyota Motor Corp. (Automobiles)	317,893	311,868	(6,025)

			(30,271)

Netherlands – 7.0%
ArcelorMittal (Metals & Mining)	610,187	609,606	(581)
Royal Dutch Shell PLC Class B (Oil, Gas & Consumable Fuels)	1,068,781	1,061,738	(7,043)
Unilever NV (Food Products)	257,121	255,872	(1,249)

			(8,873)

Norway – 1.1%
Telenor ASA (Diversified Telecommunication Services)	296,056	293,982	(2,074)

Singapore – 0.1%
CapitaMall Trust (REIT)	5,727	5,616	(111)
Wilmar International Ltd. (Food Products)	13,510	13,227	(283)

			(394)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

Schedule of Investments (continued)
October 31, 2009

	Notional	Current	Unrealized
	Value	Value	Gain (Loss)

Total Return Swap Long Positions – (continued)

Sweden – 1.1%
Betsson AB (Hotels, Restaurants & Leisure)	$236,045	$232,923	$(3,122)
Telefonaktiebolaget LM Ericsson Class B (Communications Equipment)	68,532	66,448	(2,084)

			(5,206)

Switzerland – 3.3%
Julius Baer Holding AG (Capital Markets)	225,490	224,347	(1,143)
Synthes, Inc. (Health Care Equipment & Supplies)	691,107	688,892	(2,215)

			(3,358)

United Kingdom – 66.1%
Associated British Foods PLC (Food Products)	145,935	145,039	(896)
AstraZeneca PLC (Pharmaceuticals)	1,419,828	1,411,790	(8,038)
Aviva PLC (Insurance)	695,303	688,384	(6,919)
BAE Systems PLC (Aerospace & Defense)	801,295	795,704	(5,591)
Barclays PLC (Commercial Banks)	836,285	826,720	(9,565)
BP PLC (Oil, Gas & Consumable Fuels)	537,859	534,853	(3,006)
Charter International PLC (Machinery)	525,369	522,106	(3,263)
Compass Group PLC (Hotels, Restaurants & Leisure)	150,856	149,760	(1,096)
Computacenter PLC (IT Services)	57,643	57,214	(429)
Dairy Crest Group PLC (Food Products)	61,375	61,088	(287)
Delta PLC (Metals & Mining)	716,016	713,088	(2,928)
Devro PLC (Food Products)	129,274	128,839	(435)
Drax Group PLC (Independent Power Producers & Energy Traders)	270,432	268,737	(1,695)
Dunelm Group PLC (Specialty Retail)	146,698	145,939	(759)
Eurasian Natural Resources Corp. (Metals & Mining)	531,611	527,136	(4,475)
Filtrona PLC (Chemicals)	177,067	175,950	(1,117)
GlaxoSmithKline PLC (Pharmaceuticals)	646,376	644,221	(2,155)
Halfords Group PLC (Specialty Retail)	99,772	99,269	(503)
HSBC Holdings PLC (Commercial Banks)	774,933	771,970	(2,963)

Kazakhmys PLC (Metals & Mining)	800,933	794,956	(5,977)
Legal & General Group PLC (Insurance)	494,177	490,597	(3,580)
Mothercare PLC (Multiline Retail)	53,422	53,167	(255)
National Grid PLC (Multi-Utilities)	229,618	227,775	(1,843)
Paragon Group Cos. PLC (Thrifts & Mortgage Finance)	166,210	165,263	(947)
Petrofac Ltd. (Energy Equipment & Services)	539,478	535,618	(3,860)
Quintain Estates & Development PLC (Real Estate Management & Development)	177,058	175,775	(1,283)
Royal Bank of Scotland Group PLC (Commercial Banks)	134,361	132,799	(1,562)
Royal Dutch Shell PLC (Oil, Gas & Consumable Fuels)	8,658	8,591	(67)
RPC Group PLC (Containers & Packaging)	246,927	246,141	(786)
Southern Cross Healthcare Ltd. (Health Care Providers & Services)	120,302	119,677	(625)
Standard Chartered PLC (Commercial Banks)	126,987	126,094	(893)
Sthree PLC (Professional Services)	127,530	126,810	(720)
Tate & Lyle PLC (Food Products)	866,251	861,278	(4,973)
Thomas Cook Group PLC (Hotels, Restaurants & Leisure)	781,161	776,127	(5,034)
Tui Travel PLC (Hotels, Restaurants & Leisure)	855,625	849,440	(6,185)
Unilever PLC (Food Products)	260,250	258,186	(2,064)
Vedanta Resources PLC (Metals & Mining)	848,642	842,609	(6,033)
Vodafone Group PLC (Wireless Telecommunication Services)	1,756,453	1,747,278	(9,175)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

	Notional	Current	Unrealized
	Value	Value	Gain (Loss)

Total Return Swap Long Positions – (continued)
United Kingdom – (continued)

William Morrison Supermarkets PLC (Food & Staples Retailing)	$893,406	$888,171	$(5,235)

			(117,217)

TOTAL LONG POSITIONS OF TOTAL RETURN SWAP	$27,586,263	$27,361,105	$(225,158)

Total Return Swap Short Positions

Australia – 8.6%
Aristocrat Leisure Ltd. (Hotels, Restaurants & Leisure)	$(141,992)	$(137,144)	$4,848
Asciano Group (Road & Rail)	(48,991)	(46,887)	2,104
AWB Ltd. (Food & Staples Retailing)	(87,151)	(84,606)	2,545
Biota Holdings Ltd. (Biotechnology)	(57,779)	(56,286)	1,493
Crown Ltd. (Hotels, Restaurants & Leisure)	(325,623)	(314,181)	11,442
CSR Ltd. (Industrial Conglomerates)	(62,465)	(60,353)	2,112
Eastern Star Gas Ltd. (Oil, Gas & Consumable Fuels)	(111,977)	(108,326)	3,651
Extract Resources Ltd. (Oil, Gas & Consumable Fuels)	(24,430)	(23,812)	618
Foster’s Group Ltd. (Beverages)	(130,800)	(127,776)	3,024
Infigen Energy (Independent Power Producers & Energy Traders)	(369,436)	(357,402)	12,034
Karoon Gas Australia Ltd. (Oil, Gas & Consumable Fuels)	(70,538)	(68,111)	2,427
Nufarm Ltd. (Chemicals)	(184,422)	(178,325)	6,097
Paladin Energy Ltd. (Oil, Gas & Consumable Fuels)	(116,870)	(111,149)	5,721
Pharmaxis Ltd. (Pharmaceuticals)	(195,974)	(190,885)	5,089
Spark Infrastructure Group (Electric Utilities)	(118,222)	(115,369)	2,853
Transurban Group (Transportation Infrastructure)	(359,032)	(349,340)	9,692

			75,750

Austria – 0.2%
Schoeller-Bleckmann Oilfield Equipment AG (Energy Equipment & Services)	(44,940)	(44,702)	238

Belgium – 6.3%
Colruyt SA (Food & Staples Retailing)	(451,638)	(450,458)	1,180
Telenet Group Holding NV (Diversified Telecommunication Services)	(1,264,547)	(1,259,048)	5,499

			6,679

Denmark – 4.1%
DSV A/S (Road & Rail)	(815,670)	(807,213)	8,457
Novozymes A/S Class B (Chemicals)	(68,686)	(68,146)	540
Vestas Wind Systems A/S (Electrical Equipment)	(222,028)	(219,317)	2,711

			11,708

Finland – 1.3%
Nokian Renkaat Oyj (Auto Components)	(43,445)	(43,252)	193
Outotec Oyj (Construction & Engineering)	(314,593)	(312,936)	1,657

			1,850

France – 11.0%
EDF Energies Nouvelles SA (Independent Power Producers & Energy Traders)	(119,375)	(118,824)	551
Iliad SA (Diversified Telecommunication Services)	(1,169,523)	(1,165,623)	3,900
Ipsen SA (Pharmaceuticals)	(422,266)	(420,861)	1,405
Pernod Ricard SA (Beverages)	(538,198)	(535,582)	2,616
PSA Peugeot Citroen (Automobiles)	(165,048)	(163,880)	1,168
Saft Groupe SA (Electrical Equipment)	(65,269)	(65,005)	264
Transgene SA (Biotechnology)	(32,769)	(32,633)	136
Virbac SA (Pharmaceuticals)	(464,012)	(463,245)	767

			10,807

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

Schedule of Investments (continued)
October 31, 2009

	Notional	Current	Unrealized
	Value	Value	Gain (Loss)

Total Return Swap Short Positions – (continued)

Germany – 5.2%
Leoni AG (Auto Components)	$(61,107)	$(61,008)	$99
Phoenix Solar AG (Trading Companies & Distributors)	(505,591)	(499,278)	6,313
Rhoen Klinikum AG (Health Care Providers & Services)	(227,150)	(226,612)	538
Solar Millennium AG (Construction & Engineering)	(77,632)	(77,290)	342
Wacker Chemie AG (Chemicals)	(530,680)	(528,430)	2,250

			9,542

Gibraltar – 0.6%
888 Holdings PLC (Hotels, Restaurants & Leisure)	(76,790)	(76,318)	472
PartyGaming PLC (Hotels, Restaurants & Leisure)	(94,220)	(93,547)	673

			1,145

Italy – 2.4%
Davide Campari-Milano SpA (Beverages)	(151,609)	(151,104)	505
DiaSorin SpA (Health Care Equipment & Supplies)	(86,514)	(86,276)	238
Snam Rete Gas SpA (Gas Utilities)	(409,518)	(408,316)	1,202

			1,945

Japan – 21.8%
Aozora Bank Ltd. (Commercial Banks)	(41,944)	(41,382)	562
Chiyoda Corp. (Construction & Engineering)	(290,286)	(283,771)	6,515
Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)	(220,171)	(219,109)	1,062
Citizen Holdings Co. Ltd. (Electronic Equipment, Instruments & Components)	(193,810)	(190,749)	3,061
Daibiru Corp. (Real Estate Management & Development)	(44,536)	(44,167)	369
Fast Retailing Co. Ltd. (Specialty Retail)	(99,742)	(98,756)	986
Hisamitsu Pharmaceutical Co., Inc. (Pharmaceuticals)	(99,478)	(99,700)	(222)
Hitachi Capital Corp. (Consumer Finance)	(145,109)	(143,562)	1,547

Ibiden Co. Ltd. (Electronic Equipment, Instruments & Components)	(132,197)	(128,889)	3,308
Iino Kaiun Kaisha Ltd. (Marine)	(94,662)	(93,315)	1,347
Inpex Corp. (Oil, Gas & Consumable Fuels)	(442,856)	(432,815)	10,041
Isuzu Motors Ltd. (Automobiles)	(156,737)	(152,233)	4,504
Keihan Electric Railway Co. Ltd. (Industrial Conglomerates)	(180,122)	(181,030)	(908)
Keihin Electric Express Railway Co. Ltd. (Road & Rail)	(405,398)	(405,972)	(574)
Kintetsu Corp. (Road & Rail)	(205,332)	(206,268)	(936)
MEIJI Holdings Co. Ltd. (Food Products)	(130,174)	(130,333)	(159)
MISUMI Group, Inc. (Trading Companies & Distributors)	(666,286)	(658,756)	7,530
Mitsubishi Rayon Co. Ltd. (Chemicals)	(209,774)	(207,254)	2,520
Modec, Inc. (Energy Equipment & Services)	(62,951)	(61,600)	1,351
Nikon Corp. (Leisure Equipment & Products)	(173,486)	(169,603)	3,883
NTT Urban Development Corp. (Real Estate Management & Development)	(145,797)	(142,995)	2,802
Okumura Corp. (Construction & Engineering)	(70,145)	(69,673)	472
Shimizu Corp. (Construction & Engineering)	(38,591)	(38,345)	246
Shionogi & Co. Ltd. (Pharmaceuticals)	(108,405)	(107,858)	547
SOFTBANK Corp. (Wireless Telecommunication Services)	(145,869)	(143,739)	2,130
Square Enix Co. Ltd. (Software)	(120,059)	(119,485)	574
Sugi Holdings Co. Ltd. (Food & Staples Retailing)	(58,658)	(58,642)	16
Sysmex Corp. (Health Care Equipment & Supplies)	(441,757)	(437,926)	3,831
The Akita Bank Ltd. (Commercial Banks)	(43,175)	(42,938)	237

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

	Notional	Current	Unrealized
	Value	Value	Gain (Loss)

Total Return Swap Short Positions – (continued)
Japan – (continued)

The Bank of Iwate Ltd. (Commercial Banks)	$(254,818)	$(254,769)	$49
The Hokkoku Bank Ltd. (Commercial Banks)	(86,592)	(86,331)	261
The Yamagata Bank Ltd. (Commercial Banks)	(48,046)	(47,958)	88
TOC Co. Ltd. (Real Estate Management & Development)	(130,179)	(129,444)	735
Trend Micro, Inc. (Software)	(130,174)	(128,065)	2,109
Unicharm Corp. (Household Products)	(104,854)	(105,418)	(564)

			59,320

Netherlands – 3.4%
Reed Elsevier NV (Media)	(183,841)	(183,041)	800
Sligro Food Group NV (Food & Staples Retailing)	(212,819)	(212,225)	594
Wereldhave NV (REIT)	(184,139)	(183,445)	694
Wolters Kluwer NV (Media)	(326,665)	(325,123)	1,542

			3,630

Norway – 0.2%
Petroleum Geo-Services ASA (Energy Equipment & Services)	(66,562)	(65,916)	646

Spain – 4.5%
Enagas (Gas Utilities)	(393,932)	(392,070)	1,862
Grupo Catalana Occidente SA (Insurance)	(405,237)	(403,929)	1,308
Iberia Lineas Aereas de Espana SA (Airlines)	(93,113)	(92,661)	452
Laboratorios Farmaceuticos Rovi SA (Pharmaceuticals)	(185,590)	(185,014)	576
Pescanova SA (Food Products)	(146,910)	(146,511)	399

			4,597

Sweden – 4.5%
Axfood AB (Food & Staples Retailing)	(117,053)	(115,530)	1,523
EOS Russia AB (Electric Utilities)	(34,813)	(33,984)	829
Lundin Petroleum AB (Oil, Gas & Consumable Fuels)	(954,741)	(930,187)	24,554
Scania AB Class B (Machinery)	(114,663)	(112,186)	2,477

			29,383

Switzerland – 4.6%
Julius Baer Group Ltd. (Capital Markets)	(425,344)	(425,012)	332
Logitech International SA (Computers & Peripherals)	(557,847)	(554,314)	3,533
Swatch Group AG (Textiles, Apparel & Luxury Goods)	(70,618)	(70,282)	336
Swiss Reinsurance Co. Ltd. (Insurance)	(203,234)	(201,893)	1,341

			5,542

United Kingdom – 21.3%
Cairn Energy PLC (Oil, Gas & Consumable Fuels)	(215,675)	(213,838)	1,837
Dignity PLC (Diversified Consumer Services)	(852,484)	(848,245)	4,239
Fresnillo PLC (Metals & Mining)	(800,177)	(794,229)	5,948
Imagination Technologies Group PLC (Computers & Peripherals)	(287,981)	(286,117)	1,864
Inmarsat PLC (Diversified Telecommunication Services)	(272,933)	(271,433)	1,500
Invensys PLC (Machinery)	(56,866)	(56,410)	456
Northgate PLC (Road & Rail)	(40,462)	(40,268)	194
Northumbrian Water Group PLC (Water Utilities)	(128,385)	(127,673)	712
Premier Oil PLC (Oil, Gas & Consumable Fuels)	(194,588)	(193,266)	1,322
Randgold Resources Ltd. (Metals & Mining)	(264,718)	(267,642)	(2,924)
Reed Elsevier PLC (Media)	(41,399)	(41,187)	212
Restaurant Group PLC (Hotels, Restaurants & Leisure)	(58,566)	(58,248)	318
Serco Group PLC (Commercial Services & Supplies)	(158,155)	(157,195)	960
Severn Trent PLC (Water Utilities)	(73,930)	(73,510)	420
Shire PLC (Pharmaceuticals)	(836,881)	(838,546)	(1,665)
SOCO International PLC (Oil, Gas & Consumable Fuels)	(32,143)	(31,881)	262
Tullow Oil PLC (Oil, Gas & Consumable Fuels)	(702,900)	(696,711)	6,189

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

Schedule of Investments (continued)
October 31, 2009

	Notional	Current	Unrealized
	Value	Value	Gain (Loss)

Total Return Swap Short Positions – (continued)
United Kingdom – (continued)

Ultra Electronics Holdings PLC (Aerospace & Defense)	$(174,520)	$(173,457)	$1,063
VT Group PLC (Aerospace & Defense)	(489,088)	(486,063)	3,025
Whitbread PLC (Hotels, Restaurants & Leisure)	(112,534)	(111,691)	843

			26,775

TOTAL SHORT POSITIONS OF TOTAL RETURN SWAP	$(27,222,196)	$(26,972,639)	$249,557

NET LONG AND SHORT POSITIONS OF TOTAL RETURN SWAP			$24,399

NET FINANCING COST			46,038
CORPORATE ACTIONS			1,692

NET SWAP CONTRACT			$72,129

The percentage shown for each investment category reflects the value of investments in that category as a percentage of the current swap value.

Morgan Stanley & Co. International PLC acts as the counterparty for the Fund’s swap contract. Termination date for this contract is September 13, 2010.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2009, the following futures contracts were open:

	Number of
	Contracts	Expiration		Unrealized
Type	Long	Date	Value	Loss

Dow Jones EURO STOXX 50 Index	23	December 2009	$922,696	$(52,632)
FTSE 100 Index	5	December 2009	410,394	(13,317)
SPI 200 Index	1	December 2009	104,057	(5,406)
TOPIX Index	5	December 2009	496,584	(7,688)

TOTAL				$(79,043)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

Schedule of Investments
October 31, 2009

Shares	Description	Value

Common Stocks – 97.3%

Brazil – 15.3%
199,800	Agra Empreendimentos Imobiliarios SA (Consumer Durables & Apparel)	$536,475
180,800	Banco Bradesco SA ADR Preference Shares (Banks)(a)	3,561,760
285,800	Banco do Estado do Rio Grande do Sul SA Preference B Shares (Banks)	1,817,075
35,000	Braskem SA Preference A Shares (Materials)*	230,472
129,600	Centrais Eletricas Brasileiras SA (Utilities)	1,845,858
288,200	Centrais Eletricas Brasileiras SA Preference B Shares (Utilities)	3,664,669
7,000	Companhia de Bebidas das Americas ADR Preference Shares (Food, Beverage & Tobacco)(a)	630,560
41,200	Empresa Brasileira de Aeronautica SA ADR (Capital Goods)*(a)	834,300
52,300	Itau Unibanco Banco Holding SA ADR Preference Shares (Banks)	1,001,022
99,000	Metalurgica Gerdau SA Preference Shares (Materials)	1,818,035
271,650	Petroleo Brasileiro SA ADR (Energy)	12,555,663
394,700	Petroleo Brasileiro SA Preference Shares (Energy)	7,824,094
13,200	Redecard SA (Software & Services)	193,774
87,800	Suzano Papel e Celulose SA Preference Shares (Materials)	763,066
10,500	Telecomunicacoes de Sao Paulo SA ADR Preference Shares (Telecommunication Services)(a)	260,295
271,000	Usinas Siderurgicas de Minas Gerais SA Preference A Shares (Materials)	7,076,521
86,000	Vale SA ADR (Materials)(a)	2,192,140
69,900	Vale SA Preference A Shares (Materials)	1,573,306

		48,379,085

Chile – 2.0%
1,814,799	Centros Comerciales Sudamericanos SA (Food & Staples Retailing)	5,588,467
51,191	Embotelladora Andina SA Preference B Shares (Food, Beverage & Tobacco)	157,058
12,483	Empresas CMPC SA (Materials)	446,703

		6,192,228

China – 12.8%
464,000	Agile Property Holdings Ltd. Class H (Real Estate)	593,879
350,000	Angang Steel Co. Ltd. Class H (Materials)	645,166

16,522,000	Bank of China Ltd. Class H (Banks)	9,584,267
173,000	Bank of Communications Co. Ltd. Class H (Banks)	206,853
2,070,000	China Citic Bank Class H (Banks)	1,549,488
216,000	China Coal Energy Co. Ltd. Class H (Energy)	300,501
11,274,000	China Construction Bank Corp. Class H (Banks)	9,719,673
5,548,000	China Telecom Corp. Ltd. Class H (Telecommunication Services)	2,452,090
1,412,000	Dongfeng Motor Group Co. Ltd. Class H (Automobiles & Components)	1,678,771
1,704,500	Great Wall Motor Co. Ltd. Class H (Automobiles & Components)	1,914,412
444,000	Maanshan Iron & Steel Co. Ltd. Class H (Materials)*	267,282
7,848,000	PetroChina Co. Ltd. Class H (Energy)	9,443,350
2,334,600	Shui On Land Ltd. Class H (Real Estate)	1,415,092
1,097,000	Weiqiao Textile Co. Ltd. Class H (Consumer Durables & Apparel)	765,404

		40,536,228

Egypt – 0.9%
154,866	Talaat Moustafa Group Holding (Real Estate)*	205,437
787,137	Telecom Egypt SAE (Telecommunication Services)	2,541,731

		2,747,168

Hong Kong – 5.8%
1,646,000	Chaoda Modern Agriculture Holdings Ltd. (Food, Beverage & Tobacco)	1,271,776
469,000	China Mobile Ltd. (Telecommunication Services)	4,396,607
832,000	China Unicom Hong Kong Ltd. (Telecommunication Services)	1,057,885
361,000	Citic Pacific Ltd. (Capital Goods)	930,336
1,487,000	CNOOC Ltd. (Energy)	2,226,985
7,804,000	Guangzhou Investment Co. Ltd. (Real Estate)	2,071,585
186,000	Hopson Development Holdings Ltd. (Real Estate)	325,493
233,000	Kingboard Chemical Holdings Ltd. (Technology Hardware & Equipment)	937,804
79,000	Shanghai Industrial Holdings Ltd. (Capital Goods)	371,122

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)
October 31, 2009

Shares	Description	Value

Common Stocks – (continued)
Hong Kong – (continued)

11,336,000	Shenzhen Investment Ltd. (Real Estate)	$4,464,970
400,000	TPV Technology Ltd. (Technology Hardware & Equipment)	262,466

		18,317,029

Hungary – 0.1%
6,386	OTP Bank PLC (Banks)*	179,571

India – 5.2%
10,875	Bajaj Holdings and Investment Ltd. (Diversified Financials)	111,754
130,625	Federal Bank Ltd. (Banks)	657,047
204,832	Hindalco Industries Ltd. (Materials)	523,396
101,737	Hindustan Zinc Ltd. (Materials)	1,932,736
151,256	JSW Steel Ltd. (Materials)	2,396,526
16,313	Oil & Natural Gas Corp. Ltd. (Energy)	388,700
268,853	Patni Computer Systems Ltd. (Software & Services)	2,516,604
266,039	Reliance Communications Ltd. (Telecommunication Services)	980,601
204,014	Rolta India Ltd. (Software & Services)	741,501
112,852	Satyam Computer Services Ltd. (Software & Services)*	243,874
1,027,315	Steel Authority of India Ltd. (Materials)	3,540,803
133,085	Sterlite Industries (India) Ltd. (Materials)	2,149,313
17,805	Wipro Ltd. (Software & Services)	226,924
47,092	The Shipping Corp. of India Ltd. (Transportation)	128,899

		16,538,678

Indonesia – 0.7%
1,433,000	PT Bank Mandiri Tbk (Banks)	687,632
5,045,500	PT Bank Negara Indonesia (Persero) Tbk (Banks)	957,033
265,000	PT Gudang Garam Tbk (Food, Beverage & Tobacco)	389,824
1,506,500	PT Indah Kiat Pulp and Paper Corp. Tbk (Materials)*	278,766

		2,313,255

Israel – 1.0%
344,452	Bank Hapoalim BM (Banks)*	1,257,507
263,377	Bank Leumi Le-Israel BM (Banks)*	1,028,615
272,611	Israel Discount Bank Ltd. Class A (Banks)*	520,394
7,235	Teva Pharmaceutical Industries Ltd. ADR (Pharmaceuticals, Biotechnology & Life Sciences)	365,223

		3,171,739

Mexico – 3.2%
109,850	America Movil SAB de CV Series L ADR (Telecommunication Services)	4,847,681
235,159	Cemex SAB de CV ADR (Materials)*(a)	2,440,950
2,600	Coca-Cola Femsa SAB de CV ADR (Food, Beverage & Tobacco)	140,244
279,100	Grupo Carso SAB de CV Series A-1 (Capital Goods)	824,379
232,700	Grupo Mexico SAB de CV Series B (Materials)*	467,030
181,200	Grupo Simec SAB de CV (Materials)*	443,814
101,100	Industrias CH SAB de CV (Materials)*	307,808
149,600	Wal-Mart de Mexico SAB de CV Series V (Food & Staples Retailing)	521,865

		9,993,771

Poland – 0.5%
46,006	KGHM Polska Miedz SA (Materials)	1,548,592

Russia – 5.0%
238,109	OAO Gazprom ADR (Energy)	5,626,516
99,440	OAO Lukoil ADR (Energy)(a)	5,688,962
5,145	OAO Tatneft ADR (Energy)	134,027
39,800	OAO Surgutneftegaz ADR (Energy)	351,263
220,091	OAO Surgutneftegaz ADR (Energy)(a)	1,912,591
2,587,084	OAO Surgutneftegaz Preference Shares (Energy)	1,078,028
32,510	OJSC Novolipetsk Steel (Registered) GDR (Materials)*	846,763
3,800	OJSC Wimm-Bill-Dann Foods ADR (Food, Beverage & Tobacco)*	256,804

		15,894,954

Singapore – 0.2%
422,000	Yanlord Land Group Ltd. (Real Estate)	675,260

South Africa – 6.1%
64,975	African Rainbow Minerals Ltd. (Materials)	1,258,020
48,237	Aveng Ltd. (Capital Goods)	255,823
220,078	Barloworld Ltd. (Capital Goods)	1,372,165
41,902	DataTec Ltd. (Technology Hardware & Equipment)	154,330
311,206	Grindrod Ltd. (Transportation)	715,264
80,635	Harmony Gold Mining Co. Ltd. ADR (Materials)(a)	803,124
11,634	Impala Platinum Holdings Ltd. (Materials)	255,989
157,698	Imperial Holdings Ltd. (Retailing)	1,623,527

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
South Africa – (continued)

60,901	JD Group Ltd. (Retailing)	$339,385
72,518	Kumba Iron Ore Ltd. (Materials)	2,165,178
265,620	MTN Group Ltd. (Telecommunication Services)	3,954,879
24,624	Mvelaphanda Resources Ltd. (Materials)*	124,292
87,051	Nedbank Group Ltd. (Banks)	1,308,562
17,406	Sasol Ltd. (Energy)	652,121
168,097	Shoprite Holdings Ltd. (Food & Staples Retailing)	1,369,811
82,973	Standard Bank Group Ltd. (Banks)	1,035,585
546,345	Steinhoff International Holdings Ltd. (Consumer Durables & Apparel)	1,320,280
52,268	Tongaat Hulett Ltd. (Food, Beverage & Tobacco)	672,373

		19,380,708

South Korea – 17.4%
44,090	Daishin Securities Co. Ltd. (Diversified Financials)	552,518
33,260	GS Engineering & Construction Corp. (Capital Goods)	2,916,642
7,460	Hyundai Heavy Industries Co. Ltd. (Capital Goods)	1,021,820
32,691	Hyundai Mipo Dockyard Co. Ltd. (Capital Goods)	2,693,223
6,995	Hyundai Motor Co. (Automobiles & Components)	634,478
95,510	Industrial Bank of Korea (Banks)*	1,157,072
83,580	Korea Electric Power Corp. (Utilities)*	2,368,325
12,320	Korea Exchange Bank (Banks)	140,005
7,885	Korea Express Co. Ltd. (Transportation)*	432,940
3,896	Korea Zinc Co. Ltd. (Materials)	602,151
29,500	KT Corp. (Telecommunication Services)	961,619
29,805	LG Corp. (Capital Goods)	1,688,549
246,540	LG Display Co. Ltd. (Technology Hardware & Equipment)	5,899,576
31,580	LG Electronics, Inc. (Consumer Durables & Apparel)	2,935,691
21,400	LG Fashion Corp. (Consumer Durables & Apparel)	483,800
27,653	Lotte Shopping Co. Ltd. (Retailing)	7,810,068
6,230	POSCO (Materials)	2,581,885
38,880	S&T Dynamics Co. Ltd. (Automobiles & Components)	478,828
11,170	Samsung Card Co. Ltd. (Diversified Financials)	442,553
18,884	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	11,363,128

70,460	Shinhan Financial Group Co. Ltd. (Banks)*	2,673,320
16,985	Sindoh Co. Ltd. (Technology Hardware & Equipment)	854,651
33,002	SK Holdings Co. Ltd. (Capital Goods)	2,617,981
24,050	STX Engine Co. Ltd. (Capital Goods)	351,180
99,880	Woori Finance Holdings Co. Ltd. (Banks)*	1,344,393

		55,006,396

Taiwan – 15.1%
628,000	AcBel Polytech, Inc. (Capital Goods)	429,205
1,086,501	Altek Corp. (Consumer Durables & Apparel)	1,840,715
1,314,061	AU Optronics Corp. (Technology Hardware & Equipment)	1,165,248
124,000	Cheng Shin Rubber Industry Co. Ltd. (Automobiles & Components)	254,804
3,940,000	Chi Mei Optoelectronics Corp. (Technology Hardware & Equipment)*	1,965,606
4,073,000	China Development Financial Holding Corp. (Banks)*	1,061,023
2,742,000	China Life Insurance Co. Ltd. (Insurance)*	1,991,360
1,039,000	Coretronic Corp. (Technology Hardware & Equipment)	1,137,614
254,516	Cyberlink Corp. (Software & Services)	981,668
62,000	Depo Auto Parts Ind Co. Ltd. (Automobiles & Components)	134,412
269,000	Dynapack International Technology Corp. (Capital Goods)	821,844
614,000	Elitegroup Computer Systems Co. Ltd. (Technology Hardware & Equipment)	233,060
597,000	Eternal Chemical Co. Ltd. (Materials)	553,215
465,330	Formosa Plastics Corp. (Materials)	892,544
4,641,000	Fubon Financial Holding Co. Ltd. (Diversified Financials)*	5,149,798
2,981,000	Gigabyte Technology Co. Ltd. (Technology Hardware & Equipment)	2,528,467
540,000	HannStar Display Corp. (Technology Hardware & Equipment)*	101,816
2,370,880	Macronix International Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,201,788
225,336	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	3,153,801

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)
October 31, 2009

Shares	Description	Value

Common Stocks – (continued)
Taiwan – (continued)

1,627,000	Mega Financial Holding Co. Ltd. (Banks)	$906,041
2,389,513	Micro-Star International Co. Ltd. (Technology Hardware & Equipment)	1,428,795
238,000	Novatek Microelectronics Corp. Ltd. (Semiconductors & Semiconductor Equipment)	536,946
669,320	Quanta Computer, Inc. (Technology Hardware & Equipment)	1,266,130
2,422,000	Sanyang Industry Co. Ltd. (Automobiles & Components)*	970,959
146,729	Soft-World International Corp. (Software & Services)	680,656
805,000	Sunplus Technology Co. Ltd. (Semiconductors & Semiconductor Equipment)*	667,410
1,095,923	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	10,455,105
2,596,000	United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	1,247,932
467,000	Universal Scientific Industrial Co. Ltd. (Technology Hardware & Equipment)	230,400
1,570,000	Waterland Financial Holdings Co. Ltd. (Diversified Financials)*	477,624
1,810,569	Wistron Corp. (Technology Hardware & Equipment)	3,031,018
854,900	Yieh Phui Enterprise Co. Ltd. (Materials)	277,339

		47,774,343

Turkey – 6.0%
559,005	Asya Katilim Bankasi AS (Banks)*	1,156,208
49,147	Eregli Demir ve Celik Fabrikalari TAS (Materials)*	133,417
540,740	Haci Omer Sabanci Holding AS (Diversified Financials)	1,976,944
394,956	Sekerbank TAS (Banks)*	656,328
709,370	Turk Hava Yollari Ltd. (Transportation)	1,980,397
371,034	Turkiye Garanti Bankasi AS (Banks)	1,347,426
129,998	Turkiye Halk Bankasi AS (Banks)	777,991
1,621,040	Turkiye Is Bankasi Class C (Banks)	6,139,403

1,385,172	Turkiye Vakiflar Bankasi TAO Class D (Banks)*	3,359,150
774,315	Yapi ve Kredi Bankasi AS (Banks)*	1,592,020

		19,119,284

TOTAL COMMON STOCKS
(Cost $261,979,898)		$307,768,289

Exchange Traded Fund(a) – 2.0%

Other – 2.0%
167,602	iShares MSCI Emerging Markets Index Fund	$6,295,132
(Cost $4,579,887)

Shares	Rate	Value

Short-term Investment – 0.8%

Investment Company(b) – 0.8%
JPMorgan U.S. Government Money Market Fund – Capital Shares

2,401,883	0.102%	$2,401,883
(Cost $2,401,883)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $268,961,668)		$316,465,304

Securities Lending Reinvestment Vehicle(b)(c) – 7.1%

Boston Global Investment Trust – Enhanced Portfolio II
22,473,021	0.240%	$22,473,021
(Cost $22,463,650)

TOTAL INVESTMENTS – 107.2%
(Cost $291,425,318)		$338,938,325

LIABILITIES IN EXCESS OF OTHER ASSETS – (7.2)%		(22,858,369)

NET ASSETS – 100.0%		$316,079,956

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2009.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Schedule of Investments
October 31, 2009

Shares	Description	Value

Common Stocks – 97.4%

Australia – 8.2%
153,284	AGL Energy Ltd. (Multi-Utilities)	$1,899,986
283,091	ASX Ltd. (Diversified Financial Services)	8,534,261
777,230	Australia and New Zealand Banking Group Ltd. (Commercial Banks)	15,852,518
816,085	Bendigo and Adelaide Bank Ltd. (Commercial Banks)	6,613,749
1,175,912	BHP Billiton Ltd. (Metals & Mining)	38,566,058
224,326	BlueScope Steel Ltd. (Metals & Mining)	594,500
555,608	Boral Ltd. (Construction Materials)	2,833,999
1,069,088	Caltex Australia Ltd.* (Oil, Gas & Consumable Fuels)	9,693,044
200,158	CFS Retail Property Trust (REIT)	343,930
282,000	Commonwealth Bank of Australia (Commercial Banks)	13,031,670
25,136	Energy Resources of Australia Ltd. (Oil, Gas & Consumable Fuels)	519,120
1,015,070	Goodman Fielder Ltd. (Food Products)	1,456,077
556,201	Harvey Norman Holdings Ltd. (Multiline Retail)	1,970,470
594,331	Incitec Pivot Ltd. (Chemicals)	1,386,383
2,705,860	Macquarie Airports (Transportation Infrastructure)	6,882,832
122,512	Macquarie Group Ltd. (Capital Markets)	5,365,517
2,131,719	Macquarie Infrastructure Group (Transportation Infrastructure)	2,727,943
513,212	National Australia Bank Ltd. (Commercial Banks)	13,559,945
597,143	OneSteel Ltd. (Metals & Mining)	1,621,218
849,106	Qantas Airways Ltd. (Airlines)	2,111,302
354,579	QBE Insurance Group Ltd. (Insurance)	7,140,815
23,463	Rio Tinto Ltd. (Metals & Mining)	1,300,576
116,265	Sims Metal Management Ltd. (Metals & Mining)	2,049,787
236,069	Stockland (REIT)	784,205
599,034	Suncorp-Metway Ltd. (Insurance)	4,685,579
354,118	Toll Holdings Ltd. (Air Freight & Logistics)	2,684,270
276,476	Wesfarmers Ltd. (Food & Staples Retailing)	6,899,001
34,620	Wesfarmers Ltd. PPS (Food & Staples Retailing)	867,392
1,006,562	Westfield Group (REIT)	10,905,164

354,419	Westpac Banking Corp. (Commercial Banks)	8,283,716
516,301	Woolworths Ltd. (Food & Staples Retailing)	13,215,225
356,415	WorleyParsons Ltd. (Energy Equipment & Services)	8,222,724

		202,602,976

Austria – 2.8%
518,607	Erste Groupe Bank AG(a) (Commercial Banks)	20,849,542
27,403	Oesterreichische Elektrizitaetswirtschafts AG (Verbund) (Electric Utilities)	1,230,159
526,954	OMV AG (Oil, Gas & Consumable Fuels)	21,715,183
126,263	Raiffeisen International Bank-Holding AG(a) (Commercial Banks)	7,404,259
128,533	Vienna Insurance Group(a) (Insurance)	7,242,356
290,271	voestalpine AG (Metals & Mining)	9,925,531

		68,367,030

Belgium – 2.8%
181,246	Delhaize Group (Food & Staples Retailing)	12,312,379
500,428	Dexia SA*(a) (Commercial Banks)	4,159,544
1,531,624	Fortis* (Diversified Financial Services)	6,622,021
12,768	Groupe Bruxelles Lambert SA (Diversified Financial Services)	1,125,281
259,930	KBC GROEP NV* (Commercial Banks)	11,126,795
21,440	Mobistar SA (Wireless Telecommunication Services)	1,472,878
123,766	Solvay SA (Chemicals)	12,153,483
304,682	UCB SA(a) (Pharmaceuticals)	13,007,038
241,380	Umicore (Chemicals)	7,331,535

		69,310,954

Denmark – 0.3%
99,828	Carlsberg A/S Class B (Beverages)	6,998,907

France – 9.6%
122,510	Accor SA (Hotels, Restaurants & Leisure)	5,867,004
195,046	Alstom SA (Electrical Equipment)	13,514,368
24,570	Atos Origin SA* (IT Services)	1,150,285
303,702	AXA SA (Insurance)	7,553,127
276,613	BNP Paribas (Commercial Banks)	20,838,424

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)
October 31, 2009

Shares	Description	Value

Common Stocks – (continued)
France – (continued)

72,766	Bouygues SA (Construction & Engineering)	$3,426,717
46,949	Cap Gemini (IT Services)	2,174,982
80,870	Christian Dior SA (Textiles, Apparel & Luxury Goods)	8,065,002
36,966	CNP Assurances (Insurance)	3,572,117
31,150	Compagnie de Saint-Gobain (Building Products)	1,517,933
154,595	Compagnie Generale de Geophysique-Veritas* (Energy Equipment & Services)	3,061,804
225,453	Credit Agricole SA (Commercial Banks)	4,318,590
634,005	France Telecom SA (Diversified Telecommunication Services)	15,709,873
9,024	L’Oreal SA (Personal Products)	922,674
76,932	Lagardere SCA (Media)	3,475,741
55,101	Legrand SA (Electrical Equipment)	1,494,713
37,247	M6 Metropole Television (Media)	897,170
37,476	PPR (Multiline Retail)	4,084,262
562,559	Sanofi-Aventis (Pharmaceuticals)	41,236,824
40,927	Schneider Electric SA (Electrical Equipment)	4,255,955
371,333	SCOR SE (Insurance)	9,450,755
17,952	Societe BIC SA (Commercial Services & Supplies)	1,245,939
83,378	Societe Generale (Commercial Banks)	5,537,957
80,718	Societe Television Francaise 1 (Media)	1,267,332
272,158	Technip SA (Energy Equipment & Services)	17,074,690
568,096	Total SA* (Oil, Gas & Consumable Fuels)	33,995,035
28,229	Unibail-Rodamco (REIT)	6,251,191
53,360	Vallourec SA (Machinery)	8,401,469
136,494	Veolia Environnement (Multi-Utilities)	4,459,182
54,022	Vivendi SA (Media)	1,498,698

		236,319,813

Germany – 11.3%
132,693	Adidas AG (Textiles, Apparel & Luxury Goods)	6,143,763
263,270	Allianz SE (Insurance)	30,177,037
516,897	BASF SE (Chemicals)	27,669,492
28,767	Bayerische Motoren Werke (BMW) AG (Automobiles)	1,407,236
37,371	Celesio AG (Health Care Providers & Services)	927,065
653,397	Commerzbank AG*(a) (Commercial Banks)	6,805,302
149,680	Daimler AG (Automobiles)	7,270,409

256,800	Deutsche Bank AG (Capital Markets)	18,656,900
381,746	Deutsche Lufthansa AG (Airlines)	5,894,726
61,464	Deutsche Post AG (Air Freight & Logistics)	1,039,811
288,733	Deutsche Telekom AG (Diversified Telecommunication Services)	3,945,652
1,331,457	E.ON AG (Electric Utilities)	51,027,975
369,562	GEA Group AG (Machinery)	6,973,889
42,053	Hochtief AG (Construction & Engineering)	3,173,759
866,740	Infineon Technologies AG* (Semiconductors & Semiconductor Equipment)	3,902,887
171,615	Muenchener Rueckversicherungs-Gesellschaft AG (Insurance)	27,151,728
660,864	RWE AG (Multi-Utilities)	57,966,268
30,542	Salzgitter AG (Metals & Mining)	2,745,732
26,294	Siemens AG (Industrial Conglomerates)	2,376,108
121,930	Suedzucker AG (Food Products)	2,520,348
108,198	ThyssenKrupp AG (Metals & Mining)	3,485,250
46,195	Volkswagen AG(a) (Automobiles)	7,511,558

		278,772,895

Greece – 0.4%
30,705	Coca-Cola Hellenic Bottling Co. SA (Beverages)	800,259
1,143,970	Marfin Investment Group SA* (Capital Markets)	4,558,051
164,290	National Bank of Greece SA* (Commercial Banks)	6,006,503

		11,364,813

Hong Kong – 4.5%
118,100	ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)	918,125
750,500	Boc Hong Kong Holdings Ltd. (Commercial Banks)	1,723,774
1,098,000	Cheung Kong (Holdings) Ltd. (Real Estate Management & Development)	14,004,498
1,315,000	CLP Holdings Ltd. (Electric Utilities)	8,796,256
857,400	Esprit Holdings Ltd. (Specialty Retail)	5,713,094
4,088,000	Foxconn International Holdings Ltd.* (Electronic Equipment, Instruments & Components)	3,590,399

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Hong Kong – (continued)

880,000	Hang Lung Group Ltd. (Real Estate Management & Development)	$4,455,733
662,000	Hang Lung Properties Ltd. (Real Estate Management & Development)	2,497,627
449,200	Hang Seng Bank Ltd. (Commercial Banks)	6,334,512
772,000	Hong Kong Electric Holdings Ltd. (Electric Utilities)	4,118,633
619,700	Hong Kong Exchanges & Clearing Ltd. (Diversified Financial Services)	10,892,727
1,600,000	Hutchison Whampoa Ltd. (Industrial Conglomerates)	11,230,215
138,816	Hysan Development Co. Ltd. (Real Estate Management & Development)	407,319
56,000	Li & Fung Ltd. (Distributors)	235,025
862,000	New World Development Co. Ltd. (Real Estate Management & Development)	1,853,226
163,000	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	2,461,278
1,379,500	Swire Pacific Ltd. (Real Estate Management & Development)	16,732,433
49,000	Television Broadcasts Ltd. (Media)	230,944
1,087,516	The Link (REIT)	2,468,493
964,000	The Wharf (Holdings) Ltd. (Real Estate Management & Development)	5,226,877
1,210,000	Wheelock & Co. Ltd. (Real Estate Management & Development)	3,902,863
1,211,000	Yue Yuen Industrial (Holdings) Ltd. (Textiles, Apparel & Luxury Goods)	3,366,759

		111,160,810

Ireland – 0.7%
521,883	CRH PLC (Construction Materials)	12,764,714
160,421	Kerry Group PLC (Food Products)	4,705,846

		17,470,560

Italy – 2.2%
395,938	Banco Popolare Societa Cooperativa* (Commercial Banks)	3,439,575
10,458,468	Parmalat SpA (Food Products)	28,985,795
13,731,045	Telecom Italia SpA (Diversified Telecommunication Services)	21,813,623

		54,238,993

Japan – 16.0%
2,575,000	AMADA Co. Ltd. (Machinery)	15,753,332
1,210,000	Asahi Kasei Corp. (Chemicals)	5,995,684
487,200	Astellas Pharma, Inc. (Pharmaceuticals)	17,940,577
479,200	Brother Industries Ltd. (Office Electronics)	5,455,993
90,900	Canon Marketing Japan, Inc. (Distributors)	1,472,713
363,500	Canon, Inc. (Office Electronics)	13,704,976
960	Central Japan Railway Co. (Road & Rail)	6,395,780
143,000	Dai Nippon Printing Co. Ltd. (Commercial Services & Supplies)	1,791,703
146,100	Daito Trust Construction Co. Ltd. (Real Estate Management & Development)	6,072,851
1,490,000	Daiwa Securities Group, Inc. (Capital Markets)	7,842,346
40,000	Elpida Memory, Inc.* (Semiconductors & Semiconductor Equipment)	522,602
685,000	Fuji Electric Holdings Co. Ltd.* (Electrical Equipment)	1,272,896
912,000	Fuji Heavy Industries Ltd.* (Automobiles)	3,563,909
4,775	Fuji Media Holdings, Inc. (Media)	7,016,136
309,600	FUJIFILM Holdings Corp. (Electronic Equipment, Instruments & Components)	8,801,703
336,000	Fujitsu Ltd. (Computers & Peripherals)	1,978,635
363,000	Fukuoka Financial Group, Inc. (Commercial Banks)	1,327,267
167,000	Hitachi Ltd.* (Electronic Equipment, Instruments & Components)	539,219
1,341,000	Honda Motor Co. Ltd. (Automobiles)	41,419,011
60,100	Idemitsu Kosan Co. Ltd. (Oil, Gas & Consumable Fuels)	4,407,317
246	Japan Prime Realty Investment Corp. (REIT)	535,742
652	Japan Tobacco, Inc. (Tobacco)	1,829,188
62,300	JFE Holdings, Inc. (Metals & Mining)	2,029,409
121,000	Kaneka Corp. (Chemicals)	787,730
95,000	Konica Minolta Holdings, Inc. (Office Electronics)	892,403
119,000	Kubota Corp. (Machinery)	924,722
294,000	Kuraray Co. Ltd. (Chemicals)	3,035,079
943,200	Leopalace21 Corp.* (Real Estate Management & Development)	5,103,724
37,200	Makita Corp. (Household Durables)	1,232,809

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)
October 31, 2009

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

115,200	Matsui Securities Co. Ltd. (Capital Markets)	$829,159
543,500	Mitsubishi Chemical Holdings Corp. (Chemicals)	2,018,234
170,000	Mitsubishi Electric Corp.* (Electrical Equipment)	1,293,171
1,706,800	Mitsubishi UFJ Financial Group, Inc. (Commercial Banks)	9,091,102
570,000	Mitsui Engineering & Shipbuilding Co. Ltd. (Machinery)	1,475,926
301,500	Mitsumi Electric Co. Ltd. (Electronic Equipment, Instruments & Components)	6,081,935
4,241,000	Mizuho Financial Group, Inc. (Commercial Banks)	8,365,082
222,000	Mizuho Securities Co. Ltd. (Capital Markets)	766,147
599,000	NEC Corp.*(a) (Computers & Peripherals)	1,702,567
11,100	Nintendo Co. Ltd. (Software)	2,784,152
188	Nippon Building Fund, Inc. (REIT)	1,541,038
2,176,000	Nippon Express Co. Ltd. (Road & Rail)	8,909,970
2,471,500	Nippon Mining Holdings, Inc. (Oil, Gas & Consumable Fuels)	11,025,897
252,000	Nippon Oil Corp. (Oil, Gas & Consumable Fuels)	1,241,794
1,296,000	Nippon Sheet Glass Co. Ltd. (Building Products)	3,818,827
569,800	Nippon Telephone & Telegraph Corp. (Diversified Telecommunication Services)	23,511,300
1,100,000	Nippon Yusen Kabushiki Kaisha (Marine)	4,060,460
134,000	Nissan Chemical Industries Ltd. (Chemicals)	1,726,985
154,600	Nissan Motor Co. Ltd.* (Automobiles)	1,118,708
729,500	Nisshin Seifun Group, Inc. (Food Products)	9,731,310
913,000	Nisshin Steel Co. Ltd. (Metals & Mining)	1,523,667
75,600	Nomura Holdings, Inc. (Capital Markets)	532,845
30,000	Nomura Real Estate Holdings, Inc. (Real Estate Management & Development)	477,600
3,486,000	Osaka Gas Co. Ltd. (Gas Utilities)	11,667,758
81,400	Resona Holdings, Inc. (Commercial Banks)	969,204
664,000	Ricoh Co. Ltd. (Office Electronics)	9,023,915

93,800	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	6,220,525
472,000	Sekisui Chemical Co. Ltd. (Household Durables)	2,854,909
39,200	Shinko Electric Industries Co. Ltd. (Semiconductors & Semiconductor Equipment)	583,837
881,300	Sojitz Corp. (Trading Companies & Distributors)	1,627,031
1,481,000	Sompo Japan Insurance, Inc. (Insurance)	8,660,693
105,500	Sony Corp. (Household Durables)	3,115,288
846,000	Sumitomo Corp. (Trading Companies & Distributors)	8,212,716
252,400	Sumitomo Electric Industries Ltd. (Electrical Equipment)	3,062,815
53,000	Sumitomo Metal Mining Co. Ltd. (Metals & Mining)	838,175
192,600	Sumitomo Mitsui Financial Group, Inc. (Commercial Banks)	6,546,494
436,300	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	17,449,174
1,227,000	The Bank of Yokohama Ltd. (Commercial Banks)	6,025,105
824,000	The Sumitomo Trust & Banking Co. Ltd. (Commercial Banks)	4,293,035
16,800	Tokio Marine Holdings, Inc. (Insurance)	429,582
24,400	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	1,372,656
439,100	Tokyo Steel Manufacturing Co. Ltd. (Metals & Mining)	5,751,086
377,000	Tokyo Tatemono Co. Ltd. (Real Estate Management & Development)	1,797,627
465,000	Tokyu Land Corp. (Real Estate Management & Development)	1,874,953
776,000	Toppan Printing Co. Ltd. (Commercial Services & Supplies)	6,935,440
730,000	Tosoh Corp. (Chemicals)	1,962,800
90,900	Toyota Motor Corp. (Automobiles)	3,588,453
164,600	Yamaha Corp. (Leisure Equipment & Products)	1,700,475
261,100	Yamaha Motor Co. Ltd.(a) (Automobiles)	3,109,247
38,400	Yamato Kogyo Co. Ltd. (Metals & Mining)	1,152,382
57,000	Yokogawa Electric Corp. (Electronic Equipment, Instruments & Components)	461,974

		394,560,681

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Luxembourg – 0.4%
276,875	ArcelorMittal (Metals & Mining)	$9,370,164

Netherlands – 4.0%
53,186	Akzo Nobel NV (Chemicals)	3,140,337
391,091	European Aeronautic Defence & Space Co. (Aerospace & Defense)	7,323,373
63,622	Heineken Holding NV (Beverages)	2,475,264
331,387	ING Groep NV* (Diversified Financial Services)	4,312,551
450,532	Koninklijke DSM NV (Chemicals)	19,739,640
1,005,350	Royal Dutch Shell PLC (Oil, Gas & Consumable Fuels)	29,807,293
809,640	Royal Dutch Shell PLC Class B (Oil, Gas & Consumable Fuels)	23,307,451
356,431	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	2,860,450
193,599	TNT NV (Air Freight & Logistics)	5,134,186

		98,100,545

Norway – 1.6%
302,700	Den Norske Bank*(a) (Commercial Banks)	3,467,592
107,600	Norsk Hydro ASA* (Metals & Mining)	705,207
960,050	StatoilHydro ASA (Oil, Gas & Consumable Fuels)	22,622,791
897,600	Telenor ASA* (Diversified Telecommunication Services)	11,573,595
45,450	Yara International ASA (Chemicals)	1,502,443

		39,871,628

Singapore – 1.8%
580,000	Ascendas Real Estate Investment Trust (REIT)	753,875
673,000	CapitaMall Trust (REIT)	755,965
178,000	City Developments Ltd. (Real Estate Management & Development)	1,247,113
1,093,000	ComfortDelGro Corp. Ltd. (Road & Rail)	1,187,673
451,000	DBS Group Holdings Ltd. (Commercial Banks)	4,130,064
87,000	Fraser and Neave Ltd. (Industrial Conglomerates)	236,871
10,450,000	Golden Agri-Resources Ltd.* (Food Products)	3,144,946
147,523	Jardine Cycle & Carriage Ltd. (Distributors)	2,422,650
2,432,903	Noble Group Ltd. (Trading Companies & Distributors)	4,446,252

1,221,000	Oversea-Chinese Banking Corp. Ltd. (Commercial Banks)	6,579,820
292,000	SembCorp Industries Ltd. (Industrial Conglomerates)	687,987
240,520	Singapore Airlines Ltd. (Airlines)	2,306,524
451,000	Singapore Press Holdings Ltd. (Media)	1,235,048
2,404,780	Singapore Telecommunications Ltd. (Diversified Telecommunication Services)	4,986,869
463,000	United Overseas Bank Ltd. (Commercial Banks)	5,549,914
1,813,000	UOL Group Ltd. (Real Estate Management & Development)	4,325,296
249,000	Wilmar International Ltd. (Food Products)	1,097,830

		45,094,697

Spain – 6.8%
780,092	Banco Bilbao Vizcaya Argentaria SA (Commercial Banks)	13,944,164
751,887	Banco de Sabadell SA (Commercial Banks)	5,075,936
3,181,591	Banco Popular Espanol SA (Commercial Banks)	28,340,385
2,083,193	Banco Santander SA (Commercial Banks)	33,523,315
104,543	Bankinter SA (Commercial Banks)	1,101,758
123,571	Grifols SA (Biotechnology)	1,996,483
3,000,313	Telefonica SA (Diversified Telecommunication Services)	83,788,276

		167,770,317

Sweden – 3.1%
594,041	Alfa Laval AB(a) (Machinery)	7,255,462
198,827	Electrolux AB Series B* (Household Durables)	4,765,674
287,753	Investor AB Class B (Diversified Financial Services)	5,091,186
2,656,455	Nordea Bank AB(a) (Commercial Banks)	28,512,835
133,783	Securitas AB Class B (Commercial Services & Supplies)	1,248,250
1,171,583	Skandinaviska Enskilda Banken AB* (Commercial Banks)	7,096,542
518,712	Skanska AB Class B(a) (Construction & Engineering)	7,612,059
178,315	SSAB Svenskt Stal AB (Metals & Mining)	2,718,188
68,242	SSAB Svenskt Stal AB Series B (Metals & Mining)	954,209
163,030	Svenska Handelsbanken AB (Commercial Banks)	4,213,001

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)
October 31, 2009

Shares	Description	Value

Common Stocks – (continued)
Sweden – (continued)

513,632	Swedbank AB* (Commercial Banks)	$4,424,715
552,906	TeliaSonera AB (Diversified Telecommunication Services)	3,664,624

		77,556,745

Switzerland – 3.9%
929,737	ABB Ltd.* (Electrical Equipment)	17,294,360
175,244	Adecco SA (Professional Services)	7,830,671
145,358	Baloise Holding AG (Insurance)	12,445,820
782,330	Compagnie Financiere Richemont SA (Textiles, Apparel & Luxury Goods)	21,900,438
31,945	Geberit AG (Building Products)	5,284,586
31,677	Holcim Ltd.* (Construction Materials)	2,016,076
297,572	Julius Baer Holding AG (Capital Markets)	3,630,402
412,233	Nestle SA (Food Products)	19,169,477
25,115	Synthes, Inc. (Health Care Equipment & Supplies)	2,979,423
269,026	UBS AG* (Capital Markets)	4,485,935

		97,037,188

United Kingdom – 17.0%
350,840	Antofagasta PLC (Metals & Mining)	4,420,358
357,427	Associated British Foods PLC (Food Products)	4,839,953
701,599	AstraZeneca PLC (Pharmaceuticals)	31,495,760
1,612,754	Aviva PLC (Insurance)	10,084,784
3,696,654	BAE Systems PLC (Aerospace & Defense)	19,008,441
3,277,677	Barclays PLC* (Commercial Banks)	17,178,513
49,318	BHP Billiton PLC (Metals & Mining)	1,328,866
15,700	BP PLC (Oil, Gas & Consumable Fuels)	147,113
1,211,121	BP PLC ADR(b) (Oil, Gas & Consumable Fuels)	68,573,671
304,713	Compass Group PLC (Hotels, Restaurants & Leisure)	1,932,488
143,150	Drax Group PLC (Independent Power Producers & Energy Traders)	1,089,113
1,034,969	Eurasian Natural Resources Corp. (Metals & Mining)	14,083,935
139,920	GlaxoSmithKline PLC ADR (Pharmaceuticals)	5,759,107
1,226,627	Home Retail Group PLC (Internet & Catalog Retail)	5,838,320
2,097,922	HSBC Holdings PLC (Commercial Banks)	23,182,215

197,704	Imperial Tobacco Group PLC (Tobacco)	5,826,200
1,803,277	J Sainsbury PLC (Food & Staples Retailing)	9,731,597
54,183	Johnson Matthey PLC (Chemicals)	1,247,794
782,322	Kazakhmys PLC* (Metals & Mining)	13,922,670
614,676	Land Securities Group PLC (REIT)	6,650,821
4,090,740	Legal & General Group PLC (Insurance)	5,248,979
5,419,895	Lloyds Banking Group PLC* (Commercial Banks)	7,641,859
201,347	Man Group PLC (Capital Markets)	1,018,246
462,338	National Grid PLC (Multi-Utilities)	4,579,850
4,333,471	Old Mutual PLC (Insurance)	7,521,235
730,028	Rexam PLC-NPR (Containers & Packaging)	3,305,714
2,745,803	Royal Bank of Scotland Group PLC* (Commercial Banks)	1,873,119
612,248	Standard Chartered PLC (Commercial Banks)	15,019,642
6,230,617	Thomas Cook Group PLC (Hotels, Restaurants & Leisure)	20,864,343
243,976	Tui Travel PLC (Hotels, Restaurants & Leisure)	929,612
183,015	Unilever PLC (Food Products)	5,467,709
596,870	Vedanta Resources PLC (Metals & Mining)	20,422,648
256,413	Vodafone Group PLC (Wireless Telecommunication Services)	565,090
1,895,267	Vodafone Group PLC ADR(a) (Wireless Telecommunication Services)	42,055,975
7,413,633	William Morrison Supermarkets PLC (Food & Staples Retailing)	33,978,052
310,078	Xstrata PLC* (Metals & Mining)	4,466,210

		421,300,002

TOTAL COMMON STOCKS
(Cost $2,194,412,317)		$2,407,269,718

Preferred Stock – 0.1%

Germany – 0.1%
20,892	Volkswagen AG (Automobiles)
(Cost $2,270,200)		$2,081,425

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

		Expiration
Units	Description	Month	Value

Rights* – 0.0%

Australia(a) – 0.0%
277,791	Macquarie Airports (Transportation Infrastructure)	10/27	$131,488

Belgium – 0.0%
211,257	Fortis (Diversified Financial Services)	07/14	—

TOTAL RIGHTS
(Cost $0)			$131,488

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $2,196,682,517)			$2,409,482,631

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(c)(d) – 2.7%

Boston Global Investment Trust – Enhanced Portfolio II

66,479,154	0.240%	$66,479,154
(Cost $66,405,531)

TOTAL INVESTMENTS – 100.2%
(Cost $2,263,088,048)		$2,475,961,785

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%		(6,119,481)

NET ASSETS – 100.0%		$2,469,842,304

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2009.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—	American Depositary Receipt
PPS	—	Price Protected Share
REIT	—	Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2009, the following futures contracts were open:

	Number of
	Contracts	Expiration		Unrealized
Type	Long	Date	Value	Loss

Dow Jones EURO STOXX 50 Index	456	December 2009	$18,293,444	$(718,300)
FTSE 100 Index	112	December 2009	9,192,834	(103,073)
Hang Seng Index	7	November 2009	976,814	(16,644)
SGX MSCI Singapore Index	13	November 2009	585,466	(10,495)
SPI 200 Index	30	December 2009	3,121,720	(14,461)
TOPIX Index	97	December 2009	9,633,728	(221,293)

TOTAL				$(1,084,266)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments
October 31, 2009

Shares	Description	Value

Common Stocks – 97.3%

Australia – 8.0%
149,522	Aditya Birla Minerals Ltd. (Materials)*	$167,570
51,697	Alesco Corp. Ltd. (Capital Goods)	231,751
234,543	APA Group (Utilities)	663,529
160,736	Ardent Leisure Group (REIT)	193,644
689,082	Astro Japan Property Trust (REIT)	267,285
41,439	Austal Ltd. (Capital Goods)	89,838
338,528	Austereo Group Ltd. (Media)	450,160
139,092	Beach Petroleum Ltd. (Energy)	97,565
22,093	BT Investment Management Ltd. (Diversified Financials)	61,885
36,967	Centennial Coal Co. Ltd. (Energy)	103,243
343,922	Challenger Financial Services Group Ltd. (Diversified Financials)	1,130,969
25,982	Coal of Africa Ltd. (Materials)*	42,932
30,032	Dominion Mining Ltd. (Materials)	94,496
80,344	Downer EDI Ltd. (Commercial & Professional Services)	611,613
546,766	Emeco Holdings Ltd. (Capital Goods)	422,791
115,781	Felix Resources Ltd. (Energy)(a)	1,769,177
100,418	FKP Property Group (Real Estate)	61,890
208,268	Fleetwood Corp. Ltd. (Automobiles & Components)	1,408,737
47,120	GUD Holdings Ltd. (Consumer Durables & Apparel)(a)	363,474
161,886	Iluka Resources Ltd. (Materials)*	501,530
243,221	ING Industrial Fund (REIT)	109,879
879,083	ING Office Fund (REIT)	463,820
237,951	iSOFT Group Ltd. (Health Care Equipment & Services)	170,162
222,737	Lynas Corp. Ltd. (Materials)*(a)	93,800
5,642	MacArthur Coal Ltd. (Materials)	42,262
676,006	Macmahon Holdings Ltd. (Capital Goods)*	337,413
1,148,430	Macquarie CountryWide Trust (REIT)	635,395
528,880	Macquarie Office Trust (REIT)	148,071
18,787	Mineral Resources Ltd. (Commercial & Professional Services)	119,323
16,991	Monadelphous Group Ltd. (Capital Goods)	201,830
363,246	Mount Gibson Iron Ltd. (Materials)*	383,714
197,088	NRW Holdings Ltd. (Capital Goods)	283,164
104,239	Pacific Brands Ltd. (Retailing)*	121,377
403,923	PanAust Ltd. (Materials)*	165,074
167,501	Panoramic Resources Ltd. (Materials)	343,928
158,162	PaperlinX Ltd. (Materials)*	76,885
133,256	Platinum Asset Management Ltd. (Diversified Financials)	672,913

174,779	PMP Ltd. (Commercial & Professional Services)*	92,752
56,062	Premier Investments Ltd. (Retailing)	410,294
90,022	Programmed Maintenance Services Ltd. (Commercial & Professional Services)	348,443
798,927	Resolute Mining Ltd. (Materials)*	509,004
91,212	Salmat Ltd. (Commercial & Professional Services)	336,166
137,002	Seven Network Ltd. (Media)	789,917
1,190,992	Sigma Pharmaceuticals Ltd. (Health Care Equipment & Services)	996,959
61,034	Skilled Group Ltd. (Commercial & Professional Services)	122,577
142,517	Spotless Group Ltd. (Commercial & Professional Services)	320,512
565,385	Straits Resources Ltd. (Materials)	798,167
107,469	Sunland Group Ltd. (Real Estate)	69,751
60,654	Tower Australia Group Ltd. (Insurance)	159,897
82,864	Transfield Services Ltd. (Commercial & Professional Services)	312,437
86,754	United Group Ltd. (Capital Goods)	1,043,411

		19,413,376

Austria – 1.9%
5,760	Andritz AG (Capital Goods)	317,201
17,504	A-TEC Industries AG (Capital Goods)*(a)	266,951
6,818	Austriamicrosystems AG (Semiconductors & Semiconductor Equipment)*	145,877
6,796	BWT AG (Commercial & Professional Services)	173,792
14,554	Eco Business-Immobilien AG (Real Estate)*	91,885
4,442	Flughafen Wien AG (Transportation)	222,951
36,724	Immoeast AG (Real Estate)*(a)	193,856
260,532	Immofinanz Immobilien Anlagen AG (Real Estate)*(a)	892,960
8,951	Mayr Melnhof Karton AG (Materials)	843,309
2,286	Rosenbauer International AG (Capital Goods)	88,394
2,345	Wienerberger AG (Capital Goods)*	42,362
72,816	Zumtobel AG (Capital Goods)*	1,258,818

		4,538,356

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)

Belgium – 2.0%
17,384	Bekaert SA (Capital Goods)	$2,235,724
4,154	Compagnie d’Enterprises CFE (Capital Goods)	236,475
11,413	Euronav NV (Energy)	222,519
6,315	Gimv NV (Diversified Financials)	356,090
111,592	Nyrstar (Materials)*	1,300,772
16,401	Tessenderlo Chemie NV (Materials)	600,910

		4,952,490

China – 0.1%
569,000	Li Heng Chemical Fibre Technologies Ltd. (Consumer Durables & Apparel)	115,328

Cyprus – 0.3%
233,000	Deep Sea Supply PLC (Energy)*(a)	335,510
98,468	Marfin Popular Bank Public Co. Ltd. (Banks)	425,854

		761,364

Denmark – 2.0%
34,690	Dampskibsselskabet Norden A/S (Transportation)	1,299,935
34,824	Danisco A/S (Food, Beverage & Tobacco)	2,171,726
1,943	IC Companys A/S (Consumer Durables & Apparel)*	53,801
32,323	Jyske Bank A/S (Registered) (Banks)*	1,206,426
5,467	Schouw & Co. A/S (Capital Goods)	106,935

		4,838,823

Finland – 1.8%
28,258	HKScan Oyj (Food, Beverage & Tobacco)	366,452
27,247	KCI Konecranes Oyj (Capital Goods)	727,162
62,388	Kemira Oyj (Materials)(a)	989,252
2,015	Lemminkainen Oyj (Capital Goods)	77,103
39,651	Oriola-KD Oyj Class B (Health Care Equipment & Services)(a)	209,089
44,682	Raisio PLC V Shares (Food, Beverage & Tobacco)	166,884
97,172	Tieto Oyj (Software & Services)	1,940,710

		4,476,652

France – 4.6%
25,857	Arkema (Materials)	987,085
49,402	Assystem (Commercial & Professional Services)*	665,382
15,021	Boiron SA (Pharmaceuticals, Biotechnology & Life Sciences)	618,835

4,822	Boursorama (Diversified Financials)*	60,137
22,066	Cegid Group (Software & Services)	513,253
584	Esso S.A.F. (Energy)	79,952
25,182	Groupe Steria SCA (Software & Services)	752,306
44,493	Havas SA (Media)	169,106
2,270	Maisons France Confort (Consumer Durables & Apparel)	78,751
4,823	Nexans SA (Capital Goods)	340,573
62,113	Nexity (Consumer Durables & Apparel)	2,310,631
11,813	Rallye SA (Food & Staples Retailing)	401,074
1,029	Sartorius Stedim Biotech (Health Care Equipment & Services)	44,573
43,167	SEB SA (Consumer Durables & Apparel)	2,402,598
7,108	Societe de la Tour Eiffel (REIT)	532,473
2,846	Societe Immobiliere de Location pour l’Industrie et le Commerce (REIT)	361,529
3,966	Sperian Protection (Commercial & Professional Services)	282,878
5,623	Sword Group (Software & Services)	194,839
80,799	Thomson (Consumer Durables & Apparel)*(a)	111,881
1,642	Union Financiere de France BQE SA (Diversified Financials)	63,647
3,978	Wendel (Capital Goods)	220,648

		11,192,151

Germany – 5.0%
5,961	Aareal Bank AG (Banks)*	128,911
12,044	Air Berlin PLC (Transportation)*	61,396
4,992	Alstria Office REIT-AG (REIT)	54,825
35,811	Arques Industries AG (Diversified Financials)*(a)	80,387
24,081	Aurubis AG (Materials)	959,416
9,203	Bauer AG (Capital Goods)	364,781
40,056	Bechtle AG (Software & Services)	952,324
3,801	Biotest AG (Pharmaceuticals, Biotechnology & Life Sciences)	240,472
6,611	Biotest AG Preference Shares (Pharmaceuticals, Biotechnology & Life Sciences)	397,842
6,581	Carl Zeiss Meditec AG (Health Care Equipment & Services)	98,076
11,317	Colonia Real Estate AG (Real Estate)	70,760
63,049	comdirect bank AG (Banks)	543,121
26,457	Demag Cranes AG (Capital Goods)	916,933

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)
October 31, 2009

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)

27,850	Deutsche Beteiligungs AG (Diversified Financials)	$637,272
9,578	DIC Asset AG (Real Estate)	116,739
13,901	Draegerwerk AG & Co. KGaA Preference Shares (Health Care Equipment & Services)	499,928
7,141	Duerr AG (Capital Goods)	152,994
3,697	Fuchs Petrolub AG (Materials)	279,425
3,973	Gesco AG (Capital Goods)	219,791
21,807	Homag Group AG (Capital Goods)	270,988
2,747	Indus Holding AG (Capital Goods)	47,711
43,031	IVG Immobilien AG (Real Estate)*	384,636
44,926	Kizoo AG (Software & Services)*(a)	350,391
19,145	Kloeckner & Co. SE (Capital Goods)*	419,765
31,357	Kontron AG (Semiconductors & Semiconductor Equipment)	371,292
2,284	Krones AG (Capital Goods)	113,521
476	KWS Saat AG (Food, Beverage & Tobacco)	78,816
31,367	Loewe AG (Consumer Durables & Apparel)	403,320
1,375	Manz Automation AG (Semiconductors & Semiconductor Equipment)*	94,567
17,541	Medion AG (Retailing)	183,937
16,976	MTU Aero Engines Holding AG (Capital Goods)	771,411
4,829	Pfeiffer Vacuum Technology AG (Capital Goods)	363,152
5,749	R. Stahl AG (Capital Goods)	127,923
1,082	Sto AG Preference Shares (Materials)	80,524
13,579	TAG Immobilien AG (Real Estate)*	81,859
14,575	Takkt AG (Retailing)	160,610
18,288	Tognum AG (Capital Goods)	279,498
8,513	Vossloh AG (Capital Goods)	850,746
7,206	VTG AG (Transportation)	99,516

		12,309,576

Greece – 1.0%
31,897	Athens Medical Center SA (Health Care Equipment & Services)	74,033
68,685	Eurobank Properties Real Estate Investment Co. (REIT)	864,063
10,115	Folli-Follie SA (Registered) (Consumer Durables & Apparel)	242,187
7,504	Fourlis Holdings SA (Retailing)	124,664
21,640	J&P-Avax SA (Capital Goods)	118,787
182,506	Michaniki SA (Capital Goods)	440,298
6,020	Motor Oil (Hellas) Corinth Refineries SA (Energy)	106,060

11,664	Sarantis SA (Household & Personal Products)	85,288
66,177	TT Hellenic Postbank SA (Banks)*	469,997

		2,525,377

Hong Kong – 2.3%
208,000	AAC Acoustic Technologies Holdings, Inc. (Technology Hardware & Equipment)	260,919
32,000	Cafe de Coral Holdings Ltd. (Consumer Services)	69,102
288,000	Century City International Holdings Ltd. (Consumer Services)	16,978
36,000	Chen Hsong Holdings Ltd. (Capital Goods)	10,411
3,228,000	China Ting Group Holdings Ltd. (Consumer Durables & Apparel)	487,389
10,000	Chong Hing Bank Ltd. (Banks)	19,397
198,720	Chow Sang Sang Holdings International Ltd. (Retailing)	196,895
144,000	Citic 1616 Holdings Ltd. (Telecommunication Services)	47,576
216,000	Dah Chong Hong Holdings Ltd. (Retailing)	90,564
26,557	Dah Sing Financial Holdings Ltd. (Banks)*	149,933
96,500	Dickson Concepts International Ltd. (Retailing)	44,664
746,000	First Pacific Co. Ltd. (Food, Beverage & Tobacco)*	440,533
384,000	First Shanghai Investments Ltd. (Diversified Financials)*	51,467
84,000	Galaxy Entertainment Group Ltd. (Consumer Services)*	35,605
302,000	Giordano International Ltd. (Retailing)	74,863
93,562	Great Eagle Holdings Ltd. (Real Estate)	246,806
517,300	HKR International Ltd. (Real Estate)*	218,203
485,500	Johnson Electric Holdings Ltd. (Capital Goods)*	213,235
71,000	K. Wah International Holdings Ltd. (Real Estate)	24,253
6,967,000	Lai Sun Development Co. Ltd. (Real Estate)*	124,664
92,000	Luk Fook Holdings International Ltd. (Retailing)	53,311
186,000	Midland Holdings Ltd. (Real Estate)	158,559
360,000	Natural Beauty Bio-Technology Ltd. (Household & Personal Products)	60,717

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)
Hong Kong – (continued)

184,000	Norstar Founders Group Ltd. (Automobiles & Components)*	$—
301,000	Pacific Basin Shipping Ltd. (Transportation)	221,202
1,204,000	Pico Far East Holdings Ltd. (Media)	220,341
989,000	Prosperity Real Estate Investment Trust (REIT)	167,004
214,000	Public Financial Holdings Ltd. (Diversified Financials)	110,475
144,000	SA SA International Holdings Ltd. (Retailing)	71,606
538,000	Shun Tak Holdings Ltd. (Transportation)	361,904
1,814,000	SIM Technology Group Ltd. (Technology Hardware & Equipment)	297,439
220,000	Singamas Container Holdings Ltd. (Capital Goods)*	41,752
591,000	Sunlight Real Estate Investment Trust (REIT)	143,123
415,200	Techtronic Industries Co. Ltd. (Consumer Durables & Apparel)	333,528
228,000	Texwinca Holdings Ltd. (Consumer Durables & Apparel)	193,449
100,000	Tian An China Investments Co. Ltd. (Real Estate)	61,522
658,000	Victory City International Holdings Ltd. (Consumer Durables & Apparel)*	92,958
82,000	Vitasoy International Holdings Ltd. (Food, Beverage & Tobacco)	49,654
21,000	VTech Holdings Ltd. (Technology Hardware & Equipment)	175,019
162,000	Win Hanverky Holdings Ltd. (Consumer Durables & Apparel)	19,239

		5,656,259

Ireland – 1.5%
292,973	Allied Irish Banks PLC (Banks)*	808,900
9,801	DCC PLC (Capital Goods)	258,078
268,529	Fyffes PLC (Food & Staples Retailing)	148,193
67,265	Grafton Group PLC (Capital Goods)*	335,675
27,852	Irish Life & Permanent PLC (Insurance)*	201,408
23,495	Kingspan Group PLC (Capital Goods)*	198,577
5,125	Paddy Power PLC (Consumer Services)	163,959
12,987	Smurfit Kappa Group PLC (Materials)*	101,063
267,038	The Governor and Co. of the Bank of Ireland (Banks)*	669,825

367,051	Total Produce PLC (Food & Staples Retailing)	186,603
192,908	United Drug PLC (Health Care Equipment & Services)	635,710

		3,707,991

Italy – 2.7%
23,071	Banco di Desio e della Brianza SpA (Banks)	152,593
51,260	Cementir Holding SpA (Materials)	233,251
309,241	Cofide SpA (Capital Goods)*	279,110
62,327	Danieli & Co. SpA (Capital Goods)	1,564,945
66,958	Danieli & Co. SpA Preference Shares (Capital Goods)	880,789
45,120	De’Longhi SpA (Consumer Durables & Apparel)	193,139
5,264	Engineering Ingegneria Informatica SpA (Software & Services)*	190,144
7,372	ERG SpA (Energy)	108,813
334,132	Impregilo SpA (Capital Goods)	1,141,082
9,342	Indesit Co. SpA (Consumer Durables & Apparel)*	105,886
3,927	Industria Macchine Automatiche SpA (Capital Goods)	74,821
101,094	KME Group SpA (Materials)	72,022
140,494	Maire Tecnimont SpA (Capital Goods)	582,085
47,286	Parmalat SpA (Food, Beverage & Tobacco)	131,054
28,735	Permasteelisa SpA (Capital Goods)*	545,167
119,785	Premafin Finanziaria SpA (Insurance)*(a)	196,076
239,295	Tiscali SpA (Software & Services)*(a)	66,556

		6,517,533

Japan – 26.2%
45,300	ADEKA Corp. (Materials)	415,183
106,400	Aichi Corp. (Capital Goods)(a)	458,482
7,800	Airport Facilities Co. Ltd. (Real Estate)	46,054
25,400	Aloka Co. Ltd. (Health Care Equipment & Services)	202,941
67,900	Alpen Co. Ltd. (Retailing)	1,251,645
74,200	Alpine Electronics, Inc. (Consumer Durables & Apparel)*	729,289
133,300	Alps Electric Co. Ltd. (Technology Hardware & Equipment)*	832,011
65,000	Anritsu Corp. (Technology Hardware & Equipment)*	228,465
4,400	AOKI Holdings, Inc. (Retailing)	42,967

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)
October 31, 2009

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

33,800	Aoyama Trading Co. Ltd. (Retailing)	$541,659
20,000	Arc Land Sakamoto Co. Ltd. (Retailing)	244,473
32,900	Arcs Co. Ltd. (Food & Staples Retailing)	483,318
28,900	Arisawa Manufacturing Co. Ltd. (Technology Hardware & Equipment)	181,334
493,000	Atsugi Co. Ltd. (Consumer Durables & Apparel)	620,489
9,400	Autobacs Seven Co. Ltd. (Retailing)	317,027
9,800	Axell Corp. (Semiconductors & Semiconductor Equipment)	373,275
104,600	Belluna Co. Ltd. (Retailing)	451,369
15,500	Best Denki Co. Ltd. (Retailing)	68,249
17,700	C. Uyemura & Co. Ltd. (Materials)	740,132
106,000	Calsonic Kansei Corp. (Automobiles & Components)*	286,642
2,500	Canon Electronics, Inc. (Technology Hardware & Equipment)	49,699
17,900	Cawachi Ltd. (Food & Staples Retailing)	371,378
110,000	Central Glass Co. Ltd. (Capital Goods)	443,065
29,200	Century Tokyo Leasing Corp. (Diversified Financials)	326,194
27,400	Chiyoda Integre Co. Ltd. (Capital Goods)	329,571
72,000	Chugai Ro Co. Ltd. (Capital Goods)	202,110
20,300	CMK Corp. (Technology Hardware & Equipment)*	143,939
6,100	Cocokara Fine Holdings, Inc. (Food & Staples Retailing)	139,357
114	DA Office Investment Corp. (REIT)(a)	314,706
101,800	Daiichikosho Co. Ltd. (Media)	1,180,183
386,000	Daikyo, Inc. (Real Estate)*(a)	956,711
98,000	Daiwa Industries Ltd. (Capital Goods)	511,233
29,200	DCM Japan Holdings Co. Ltd. (Retailing)	188,849
21,000	Denki Kogyo Co. Ltd. (Technology Hardware & Equipment)	100,573
19,300	DTS Corp. (Software & Services)	165,878
18,000	Eagle Industry Co. Ltd. (Automobiles & Components)	89,468
10,200	EDION Corp. (Retailing)	82,383
329	Fields Corp. (Consumer Durables & Apparel)	439,844

43,500	Fuji Machine Manufacturing Co. Ltd. (Capital Goods)	574,046
150,000	Fujikura Ltd. (Capital Goods)	723,240
18	Fukuoka REIT Corp. (REIT)	103,143
92,000	Furukawa-Sky Aluminum Corp. (Materials)	136,932
24,700	Furuno Electric Co. Ltd. (Technology Hardware & Equipment)	123,934
17,400	Futaba Corp. (Capital Goods)	269,394
38,100	Futaba Industrial Co. Ltd. (Automobiles & Components)*	199,423
17,700	Fuyo General Lease Co. Ltd. (Diversified Financials)	391,096
55	Global One Real Estate Investment Corp. (REIT)(a)	367,568
32,800	Glory Ltd. (Capital Goods)	721,732
2,500	Growell Holdings Co. Ltd. (Food & Staples Retailing)	60,768
44,000	Gunze Ltd. (Consumer Durables & Apparel)	173,322
53,000	H2O Retailing Corp. (Retailing)(a)	322,124
45,200	Hakuto Co. Ltd. (Technology Hardware & Equipment)	405,391
19,200	Heiwa Corp. (Consumer Durables & Apparel)	187,961
92,000	Hitachi Cable Ltd. (Capital Goods)	245,023
11,000	Hitachi Kokusai Electric, Inc. (Technology Hardware & Equipment)	84,997
85,000	Hitachi Transport System Ltd. (Transportation)	1,114,928
66,030	Honeys Co. Ltd. (Retailing)	444,873
31,600	Hosiden Corp. (Technology Hardware & Equipment)	382,673
47,500	IBJ Leasing Co. Ltd. (Diversified Financials)	812,985
62,700	Inabata & Co. Ltd. (Capital Goods)	237,582
59,600	Ines Corp. (Software & Services)	449,079
26,400	IT Holdings Corp. (Software & Services)	325,355
64,300	Itoki Corp. (Commercial & Professional Services)	155,259
23,400	Japan Digital Laboratory Co. Ltd. (Technology Hardware & Equipment)	289,797
80	Japan Excellent, Inc. (REIT)	375,533
146,000	Japan Radio Co. Ltd. (Technology Hardware & Equipment)	287,036
176,000	Juki Corp. (Capital Goods)*(a)	183,910
25,000	Kaga Electronics Co. Ltd. (Technology Hardware & Equipment)	250,939

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

31,600	Kasumi Co. Ltd. (Food & Staples Retailing)	$156,982
61,400	Kato Works Co. Ltd. (Capital Goods)	119,271
18,600	Keiyo Co. Ltd. (Retailing)	90,317
49	Kenedix Realty Investment Corp. (REIT)	140,527
508	Kenedix, Inc. (Real Estate)*	193,058
36,000	Kinki Sharyo Co. Ltd. (Capital Goods)	301,891
50,000	Kitz Corp. (Capital Goods)	258,602
637,000	Kiyo Holdings, Inc. (Banks)	763,304
3,300	Kobayashi Pharmaceutical Co. Ltd. (Household & Personal Products)	142,026
10,300	Kohnan Shoji Co. Ltd. (Retailing)	125,073
38,700	Kojima Co. Ltd. (Retailing)(a)	195,202
70,600	Komori Corp. (Capital Goods)	835,080
16,000	Kumiai Chemical Industry Co. Ltd. (Materials)	56,070
126,000	Kurabo Industries Ltd. (Consumer Durables & Apparel)	217,451
17,000	Kureha Corp. (Materials)	91,699
34,000	Kyodo Printing Co. Ltd. (Commercial & Professional Services)	97,645
69,000	Kyorin Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,103,533
65,000	Makino Milling Machine Co. Ltd. (Capital Goods)*	254,044
19,200	Mandom Corp. (Household & Personal Products)	500,682
44,000	Marudai Food Co. Ltd. (Food, Beverage & Tobacco)	145,133
63,000	Maruzen Showa Unyu Co. Ltd. (Transportation)	213,739
15,000	Max Co. Ltd. (Capital Goods)	154,143
20,500	Megane TOP Co. Ltd. (Retailing)	353,131
3,500	Melco Holdings, Inc. (Technology Hardware & Equipment)	70,141
17,000	Mercian Corp. (Food, Beverage & Tobacco)	39,940
39	MID REIT, Inc. (REIT)	87,812
27,300	Miraca Holdings, Inc. (Health Care Equipment & Services)	882,889
135,000	Mitsubishi Kakoki Kaisha Ltd. (Capital Goods)	356,499
14,200	Mitsubishi Pencil Co. Ltd. (Commercial & Professional Services)	170,497
428,000	Mitsubishi Steel Manufacturing Co. Ltd. (Materials)*	838,121
26,700	Mitsui High-Tec, Inc. (Semiconductors & Semiconductor Equipment)*	269,646

21,000	Mitsui Home Co. Ltd. (Consumer Durables & Apparel)	115,909
140,000	Mitsui Sugar Co. Ltd. (Food, Beverage & Tobacco)	496,590
8,000	Mochida Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	82,573
2,300	Musashi Seimitsu Industry Co. Ltd. (Automobiles & Components)	47,725
8,540	Nafco Co. Ltd. (Retailing)	160,771
5,500	Nagaileben Co. Ltd. (Health Care Equipment & Services)	120,977
18,000	Nagase & Co. Ltd. (Capital Goods)	218,933
600	Nakanishi, Inc. (Health Care Equipment & Services)	51,557
187,000	Nakayama Steel Works Ltd. (Materials)	284,701
182,200	Namura Shipbuilding Co. Ltd. (Capital Goods)	1,054,959
39,100	NEC Electronics Corp. (Semiconductors & Semiconductor Equipment)*	289,972
22,100	NEC Fielding Ltd. (Software & Services)	325,390
294	NET One Systems Co. Ltd. (Software & Services)	385,422
16,000	Nihon Kohden Corp. (Health Care Equipment & Services)	267,812
51,000	Nippo Corp. (Capital Goods)	393,429
201,000	Nippon Beet Sugar Manufacturing Co. Ltd. (Food, Beverage & Tobacco)	515,017
198	Nippon Commercial Investment Corp. (REIT)	344,754
44,000	Nippon Flour Mills Co. Ltd. (Food, Beverage & Tobacco)	223,588
40,000	Nippon Konpo Unyu Soko Co. Ltd. (Transportation)	434,493
87,000	Nippon Light Metal Co. Ltd. (Materials)*	76,589
42,000	Nippon Metal Industry Co. Ltd. (Materials)	75,149
20	Nippon Residential Investment Corp. (REIT)	52,818
28,000	Nippon Seiki Co. Ltd. (Automobiles & Components)	294,041
65,000	Nippon Shinyaku Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	899,049
87,900	Nippon Signal Co. Ltd. (Capital Goods)	794,942
185,000	Nippon Soda Co. Ltd. (Materials)	744,770
104,000	Nippon Valqua Industries Ltd. (Materials)	204,466

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)
October 31, 2009

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

36,000	Nissin Electric Co. Ltd. (Capital Goods)	$200,336
16,000	Nittetsu Mining Co. Ltd. (Materials)	85,707
22,900	Nitto Kogyo Corp. (Capital Goods)	228,279
17,700	Noevir Co. Ltd. (Household & Personal Products)	186,069
68,000	NOF Corp. (Materials)	308,415
9	Nomura Real Estate Residential Fund, Inc. (REIT)	42,593
7,000	Oiles Corp. (Capital Goods)	114,847
22,000	Okamoto Industries, Inc. (Materials)	83,563
23,000	Okasan Securities Group, Inc. (Diversified Financials)	108,695
12,000	Okuwa Co. Ltd. (Food & Staples Retailing)	133,840
145	ORIX JREIT, Inc. (REIT)	664,139
20,500	Osaka Steel Co. Ltd. (Materials)	378,705
7,000	Pacific Metals Co. Ltd. (Materials)	52,599
115,600	Pioneer Corp. (Consumer Durables & Apparel)*(a)	286,408
19,800	Ricoh Leasing Co. Ltd. (Diversified Financials)	404,909
30,900	Right On Co. Ltd. (Retailing)	262,439
9,200	Riso Kagaku Corp. (Technology Hardware & Equipment)	106,912
15,300	Round One Corp. (Consumer Services)	112,070
84,000	Ryobi Ltd. (Capital Goods)*	217,413
93,000	Sakai Chemical Industry Co. Ltd. (Materials)	371,439
120,000	San-Ai Oil Co. Ltd. (Energy)	617,435
118,000	Sanden Corp. (Automobiles & Components)*	340,509
25,600	Sangetsu Co. Ltd. (Consumer Durables & Apparel)	551,425
205,000	Sanken Electric Co. Ltd. (Semiconductors & Semiconductor Equipment)(a)	746,125
36,300	Sanshin Electronics Co. Ltd. (Technology Hardware & Equipment)	285,962
8,000	Sanyo Chemical Industries Ltd. (Materials)	44,777
90,000	Seika Corp. (Capital Goods)	207,836
111,000	Seino Holdings Corp. (Transportation)	821,383
14,900	Seiren Co. Ltd. (Consumer Durables & Apparel)	97,946
22,000	Sekisui Jushi Corp. (Capital Goods)	177,252
42,000	Sekisui Plastics Co. Ltd. (Materials)	164,918

40,000	Senko Co. Ltd. (Transportation)	149,954
16,100	Shimachu Co. Ltd. (Retailing)	380,618
56,000	Shindengen Electric Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)*	132,512
12,900	Shin-Etsu Polymer Co. Ltd. (Materials)	83,251
15,500	Shinkawa Ltd. (Semiconductors & Semiconductor Equipment)	248,938
45,200	Shinko Shoji Co. Ltd. (Technology Hardware & Equipment)	350,804
47,000	Shinmaywa Industries Ltd. (Capital Goods)	169,385
80,000	Shinsho Corp. (Capital Goods)	132,511
668	Ship Healthcare Holdings, Inc. (Health Care Equipment & Services)	407,732
55,900	Showa Corp. (Automobiles & Components)	326,025
35,700	Sintokogio Ltd. (Capital Goods)	253,022
1,393	SKY Perfect JSAT Holdings, Inc. (Media)	636,961
166	SRI Sports Ltd. (Consumer Durables & Apparel)	152,409
11,600	Star Micronics Co. Ltd. (Technology Hardware & Equipment)	95,384
26,000	Sumitomo Seika Chemicals Co. Ltd. (Materials)	99,588
23,300	Tachi-S Co. Ltd. (Automobiles & Components)	186,277
13,000	Tadano Ltd. (Capital Goods)	61,560
92,000	Taihei Kogyo Co. Ltd. (Capital Goods)	296,815
11,000	Takasago International Corp. (Materials)	57,457
14,500	Takeuchi Manufacturing Co. Ltd. (Capital Goods)	149,499
17,000	Takiron Co. Ltd. (Materials)	46,813
12,600	Tamron Co. Ltd. (Consumer Durables & Apparel)	137,274
220,000	The Bank of Nagoya Ltd. (Banks)	868,984
20,400	The Bank of Okinawa Ltd. (Banks)	703,435
9,400	The Chiba Kogyo Bank Ltd. (Banks)*	82,390
122,000	The Keiyo Bank Ltd. (Banks)	586,349
35,000	The Nippon Synthetic Chemical Industry Co. Ltd. (Materials)	257,054
88,000	The Nisshin Oillio Group Ltd. (Food, Beverage & Tobacco)	463,723
15,300	The San-In Godo Bank Ltd. (Banks)	133,037
119,000	The Toho Bank Ltd. (Banks)	396,326

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

9,900	TKC Corp. (Software & Services)	$199,754
188,000	Toa Corp. (Capital Goods)	197,683
102,000	Toagosei Co. Ltd. (Materials)	356,810
10,000	Toenec Corp. (Capital Goods)	60,493
13,000	Toho Zinc Co. Ltd. (Materials)	64,728
72,000	Tokai Tokyo Financial Holdings, Inc. (Diversified Financials)	233,344
5,070	Token Corp. (Consumer Durables & Apparel)	159,891
30,000	Toko, Inc. (Technology Hardware & Equipment)*	44,187
7,000	Tokyo Ohka Kogyo Co. Ltd. (Materials)	134,866
16,700	Toppan Forms Co. Ltd. (Commercial & Professional Services)	205,251
36,300	Topre Corp. (Automobiles & Components)	324,440
28,700	Torii Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	554,457
81,000	Toshiba Machine Co. Ltd. (Capital Goods)	259,168
203,000	Toshiba TEC Corp. (Technology Hardware & Equipment)*	823,069
51,000	Toyo Kanetsu K.K. (Energy)	84,664
2,600	Trusco Nakayama Corp. (Capital Goods)	40,510
25,000	Tsubakimoto Chain Co. (Capital Goods)	108,043
7,000	Tsukishima Kikai Co. Ltd. (Capital Goods)	43,937
2,600	Tsutsumi Jewelry Co. Ltd. (Retailing)	61,201
51,000	Uniden Corp. (Technology Hardware & Equipment)*	118,672
13	United Urban Investment Corp. (REIT)	75,832
24,030	Usen Corp. (Media)*	21,878
24,500	Yonekyu Corp. (Food, Beverage & Tobacco)	248,800
9,000	Yurtec Corp. (Capital Goods)	56,791

		64,060,233

Jersey – 0.3%
91,983	Atrium European Real Estate Ltd. (Real Estate)*	601,170

Liechtenstein – 0.2%
6,542	Liechtenstein Landesbank (Banks)	427,266
1,090	Verwaltungs- und Privat-Bank AG (Diversified Financials)	116,524

		543,790

Luxembourg – 0.7%
1,065,077	Regus PLC (Commercial & Professional Services)	1,778,981

Netherlands – 3.1%
32,554	Aalberts Industries NV (Capital Goods)	407,867
22,499	Accell Group NV (Consumer Durables & Apparel)	1,096,302
49,196	ASM International NV (Semiconductors & Semiconductor Equipment)*	996,784
22,458	Draka Holding NV (Capital Goods)*	418,616
8,368	KAS Bank NV CVA (Diversified Financials)	172,040
3,532	Macintosh Retail Group NV (Retailing)	72,556
97,690	Mediq NV (Health Care Equipment & Services)	1,545,823
16,480	New World Resources NV Class A (Materials)	152,821
255,194	Oce NV (Technology Hardware & Equipment)*	1,613,715
93,882	SNS REAAL (Diversified Financials)*	663,579
26,683	VastNed Offices/Industrial NV (REIT)	462,604

		7,602,707

New Zealand – 0.5%
218,408	Air New Zealand Ltd. (Transportation)	202,508
329,461	New Zealand Oil & Gas Ltd. (Energy)	402,708
100,686	Nuplex Industries Ltd. (Materials)	176,837
77,546	The Warehouse Group Ltd. (Retailing)	250,940
93,938	Tower Ltd. (Insurance)	114,751

		1,147,744

Norway – 1.5%
356,000	ABG Sundal Collier Holding ASA (Diversified Financials)	465,722
53,800	Aker Solutions ASA (Energy)	646,734
25,400	Leroy Seafood Group ASA (Food, Beverage & Tobacco)	463,917
958,000	Marine Harvest ASA (Food, Beverage & Tobacco)*	695,050
398,000	Norske Skogindustrier ASA (Materials)*	660,823
18,600	ODIM ASA (Capital Goods)	102,949
12,538	Sparebanken 1 SMN (Banks)	110,163
58,600	Veidekke ASA (Capital Goods)	448,696

		3,594,054

Portugal – 0.1%
67,118	BANIF SGPS SA (Registered) (Banks)	129,342

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)
October 31, 2009

Shares	Description	Value

Common Stocks – (continued)
Portugal – (continued)

8,673	Martifer SGPS SA (Capital Goods)*	$46,596
120,268	Sonae Capital SGPS SA (Capital Goods)*	157,164

		333,102

Singapore – 2.2%
54,000	Allgreen Properties Ltd. (Real Estate)	43,592
51,000	Ascott Residence Trust (REIT)	38,023
90,000	Banyan Tree Holdings Ltd. (Consumer Services)*	51,620
73,000	Biosensors International Group Ltd. (Health Care Equipment & Services)*	36,158
362,000	CDL Hospitality Trusts (REIT)	405,212
605,000	CWT Ltd. (Transportation)	280,216
519,400	Fortune Real Estate Investment Trust (REIT)	186,614
1,490,000	Frasers Commercial Trust (REIT)	152,441
37,000	Goodpack Ltd. (Transportation)	33,436
125,000	Hi-P International Ltd. (Capital Goods)	61,382
165,000	Ho Bee Investment Ltd. (Real Estate)	163,298
225,300	Hong Leong Asia Ltd. (Capital Goods)	329,470
147,000	Hong Leong Finance Ltd. (Diversified Financials)	285,084
177,000	Indofood Agri Resources Ltd. (Food, Beverage & Tobacco)*	211,313
244,000	K1 Ventures Ltd. (Diversified Financials)	29,283
177,000	KS Energy Services Ltd. (Capital Goods)	140,525
213,000	Lippo-Mapletree Indonesia Retail Trust (REIT)	70,610
402,000	Mapletree Logistics Trust (REIT)	213,984
384,000	Metro Holdings Ltd. (Retailing)	206,901
10,000	Singapore Land Ltd. (Real Estate)	39,147
58,000	SMRT Corp. Ltd. (Transportation)	69,164
24,000	Starhill Global REIT (REIT)	9,854
337,000	Suntec Real Estate Investment Trust (REIT)	286,659
219,000	Super Coffeemix Manufacturing Ltd. (Food, Beverage & Tobacco)	109,197
534,000	Swiber Holdings Ltd. (Energy)*	341,673
394,000	United Industrial Corp. Ltd. (Real Estate)	508,678
188,600	UOB-Kay Hian Holdings Ltd. (Diversified Financials)	194,212
112,000	Venture Corp. Ltd. (Technology Hardware & Equipment)	714,479

37,000	Wheelock Properties Singapore Ltd. (Real Estate)	45,943
87,000	Wing Tai Holdings Ltd. (Real Estate)	101,846

		5,360,014

Spain – 1.6%
12,029	Almirall SA (Pharmaceuticals, Biotechnology & Life Sciences)	158,942
9,161	Baron de Ley SA (Food, Beverage & Tobacco)*	444,470
82,284	Caja de Ahorros del Mediterraneo (Banks)	704,134
1,581	Cementos Portland Valderrivas SA (Materials)	73,050
204	Construcciones y Auxiliar de Ferrocarriles SA (Capital Goods)	100,528
3,550	Corp. Financiera Alba SA (Diversified Financials)	185,294
41,725	Duro Felguera SA (Capital Goods)	414,744
2,028,250	Inmobiliaria Colonial SA (Real Estate)*	420,207
15,285	Tecnicas Reunidas SA (Energy)	806,244
114,898	Tubos Reunidos SA (Materials)	351,636
5,538	Viscofan SA (Food, Beverage & Tobacco)	144,753

		3,804,002

Sweden – 3.8%
27,554	AF AB Class B (Commercial & Professional Services)	687,075
44,906	Betsson AB (Consumer Services)*	687,050
7,894	Cardo AB (Capital Goods)	212,860
34,953	Castellum AB (Real Estate)	325,341
8,200	D. Carnegie & Co. AB (Diversified Financials)*	—
93,457	East Capital Explorer AB (Diversified Financials)*	852,577
342,037	Fabege AB (Real Estate)	1,985,909
78,958	Hexpol AB (Capital Goods)*	658,974
48,275	Industrial & Financial Systems Class B (Software & Services)	436,744
68,295	Kungsleden AB (Real Estate)	475,557
51,001	NCC AB Class B (Capital Goods)	770,485
61,602	Q-Med AB (Pharmaceuticals, Biotechnology & Life Sciences)*	373,163
38,534	Ratos AB Class B (Diversified Financials)	896,222
6,986	Saab AB Class B (Capital Goods)	91,720
26,080	TradeDoubler AB (Software & Services)*(a)	200,169
13,433	Wallenstam AB Class B (Real Estate)	219,788
26,452	Wihlborgs Fastigh eter AB (Real Estate)	496,289

		9,369,923

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)

Switzerland – 3.8%
9,341	Advanced Digital Broadcast Holdings SA (Registered) (Consumer Durables & Apparel)*	$474,808
1,692	Bellevue Group AG (Diversified Financials)	68,801
1,198	Burckhardt Compression Holding AG (Capital Goods)	174,579
7,521	Coltene Holding AG (Registered) (Health Care Equipment & Services)	384,611
5,792	Compagnie Financiere Tradition SA (Diversified Financials)	718,297
5,419	EFG International AG (Diversified Financials)	90,248
174,624	Ferrexpo PLC (Materials)	425,115
435	Gurit Holding AG (Materials)	240,012
3,266	Helvetia Holding AG (Registered) (Insurance)	1,041,347
4,619	Huber & Suhner AG (Registered) (Capital Goods)	184,434
3,965	Inficon Holding AG (Registered) (Technology Hardware & Equipment)	472,671
10,035	Kardex AG (Registered) (Capital Goods)*	332,943
151	Phoenix Mecano AG (Technology Hardware & Equipment)	56,956
36,446	PSP Swiss Property AG (Registered) (Real Estate)*	2,045,184
208	Sika AG (Materials)	281,987
10,037	Sulzer AG (Registered) (Capital Goods)	781,488
98,777	Swisslog Holding AG (Capital Goods)	84,498
17,748	Tecan Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	1,087,452
968	Valora Holding AG (Registered) (Retailing)	230,796
53	Vetropack Holding AG (Materials)	85,103
1,562	Vontobel Holding AG (Diversified Financials)	49,992

		9,311,322

United Kingdom – 20.1%
169,600	Acergy SA (Energy)	2,118,443
406,657	Anite PLC (Software & Services)	231,836
79,268	Arriva PLC (Transportation)	571,248
252,319	Ashmore Group PLC (Diversified Financials)	1,127,442
137,643	Barratt Developments PLC (Consumer Durables & Apparel)*	303,884
249,678	BBA Aviation PLC (Transportation)	630,060
52,943	Big Yellow Group PLC (REIT) *	338,686

402,534	Bodycote PLC (Capital Goods)	1,075,530
23,496	Bovis Homes Group PLC (Consumer Durables & Apparel)*	158,233
264,550	Brit Insurance Holdings PLC (Insurance)	900,942
185,500	Cape PLC (Commercial & Professional Services)*	760,610
595,665	Central African Mining & Exploration Co. PLC (Materials)*	192,342
169,032	Charter International PLC (Capital Goods)	1,922,256
6,579	Clarkson PLC (Transportation)	89,013
24,536	Close Brothers Group PLC (Diversified Financials)	282,148
75,500	Computacenter PLC (Software & Services)	349,800
33,048	Cookson Group PLC (Capital Goods)*	197,203
77,035	Dairy Crest Group PLC (Food, Beverage & Tobacco)	504,983
136,885	Davis Service Group PLC (Commercial & Professional Services)	937,914
66,589	Delta PLC (Materials)	182,351
9,197	Derwent London PLC (REIT)	187,337
238,233	Devro PLC (Food, Beverage & Tobacco)	470,092
724,601	Dimension Data Holdings PLC (Software & Services)	841,949
368,038	Domino’s Pizza UK & IRL PLC (Consumer Services)	1,841,308
599,565	DS Smith PLC (Materials)	1,145,069
501,302	DSG International PLC (Retailing)*	251,011
40,679	Dunelm Group PLC (Retailing)	216,753
32,702	eaga PLC (Consumer Durables & Apparel)	78,001
529,471	Elementis PLC (Materials)	550,976
787,926	F&C Asset Management PLC (Diversified Financials)	955,297
309,500	Filtrona PLC (Materials)	847,669
32,860	Gem Diamonds Ltd. (Materials)*	123,858
105,376	GKN PLC (Automobiles & Components)*	184,589
8,010	Go-Ahead Group PLC (Transportation)	186,565
327,969	Halfords Group PLC (Retailing)	2,102,914
80,936	Hamworthy PLC (Capital Goods)	337,402
39,807	HMV Group PLC (Retailing)	72,325
219,022	Hogg Robinson Group PLC (Commercial & Professional Services)	132,610
96,715	Hunting PLC (Energy)	830,748
56,397	IG Group Holdings PLC (Diversified Financials)	278,870
65,082	IMI PLC (Capital Goods)	459,038

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)
October 31, 2009

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)

950,272	Inchcape PLC (Retailing)*	$455,770
98,651	International Personal Finance PLC (Diversified Financials)	331,452
121,340	ITE Group PLC (Commercial & Professional Services)	241,214
17,764	John Wood Group PLC (Energy)	93,055
706,622	Johnston Press PLC (Media)*	326,009
291,172	Laird PLC (Technology Hardware & Equipment)	696,067
766,891	Logica PLC (Software & Services)	1,453,885
116,249	Mondi PLC (Materials)	641,660
127,870	Moneysupermarket.com Group PLC (Software & Services)	162,015
141,035	Mothercare PLC (Retailing)	1,331,164
123,295	National Express Group PLC (Transportation)	655,842
604,708	Pendragon PLC (Retailing)*	291,932
135,038	Petrofac Ltd. (Energy)	2,078,357
386,825	QinetiQ Group PLC (Capital Goods)	1,039,647
279,963	Quintain Estates & Development PLC (Real Estate)*	887,779
20,007	Renishaw PLC (Technology Hardware & Equipment)	178,723
55,713	Rightmove PLC (Media)	480,627
28,893	Robert Wiseman Dairies PLC (Food, Beverage & Tobacco)	211,594
121,096	Scott Wilson Group PLC (Commercial & Professional Services)	254,920
39,236	Segro PLC (REIT)	226,102
251,192	Senior PLC (Capital Goods)	251,602
53,005	Severfield-Rowen PLC (Capital Goods)	143,323
37,807	SIG PLC (Capital Goods)*	73,574
52,188	Smiths News PLC (Retailing)	104,136
102,099	Southern Cross Healthcare Ltd. (Health Care Equipment & Services)*	205,281
55,519	Spectris PLC (Technology Hardware & Equipment)	616,136
103,715	Spirent Communications PLC (Technology Hardware & Equipment)	155,940
259,877	Sports Direct International PLC (Retailing)	414,912
307,660	Stagecoach Group PLC (Transportation)	728,663
278,886	Sthree PLC (Commercial & Professional Services)	1,148,794
11,700	Stolt-Nielsen SA (Transportation)	161,285
35,800	Subsea 7, Inc. (Energy)*	501,909
336,752	Tate & Lyle PLC (Food, Beverage & Tobacco)	2,479,099

346,792	The Paragon Group of Cos. PLC (Banks)	823,803
130,330	The Weir Group PLC (Capital Goods)	1,493,592
50,876	Thomas Cook Group PLC (Consumer Services)	170,368
196,165	TT electronics PLC (Technology Hardware & Equipment)*	233,882
95,646	United Business Media Ltd. (Media)	723,727
84,747	WH Smith PLC (Retailing)	698,928
91,973	Wolfson Microelectronics PLC (Semiconductors & Semiconductor Equipment)*	183,728
691,763	Workspace Group PLC (REIT)	232,206
59,148	WS Atkins PLC (Commercial & Professional Services)	547,052

		49,099,059

TOTAL COMMON STOCKS
(Cost $214,319,036)		$237,611,377

		Expiration
Units	Description	Month	Value

Rights* – 0.1%

Australia – 0.0%
87,566	Felix Resources Ltd. (Energy)	11/09	$8,016
243,221	ING Industrial Fund (REIT)	12/09	4,790
222,737	Lynas Corp. Ltd. (Materials)	11/09	3,577
18,952	Programmed Maintenance Services Ltd. (Commercial & Professional Services)	12/09	—

			16,383

Hong Kong – 0.0%
149,200	First Pacific Co. Ltd. (Food, Beverage & Tobacco)	11/09	22,653

United Kingdom – 0.1%
145,586	Laird PLC (Technology Hardware & Equipment)	11/09	96,772

TOTAL RIGHTS
(Cost $105,849)			$135,808

Warrant* – 0.0%

France – 0.0%
13,992	Carbone Lorraine SA (Capital Goods)	11/12	$—
(Cost $0)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Shares	Rate	Value

Short-term Investment – 2.0%
Investment Company(b) – 2.0%
JPMorgan U.S. Government Money Market Fund – Capital Shares
4,853,109	0.102%	$4,853,109
(Cost $4,853,109)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $219,277,994)		$242,600,294

Securities Lending Reinvestment Vehicle(b)(c) – 2.2%

Boston Global Investment Trust – Enhanced Portfolio II
5,439,932	0.240%	$5,439,932
(Cost $5,417,187)

TOTAL INVESTMENTS – 101.6%
(Cost $224,695,181)		$248,040,226

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.6)%		(3,913,184)

NET ASSETS – 100.0%		$244,127,042

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2009.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
CVA	—	Dutch Certification
IRL	—	Ireland
REIT	—	Real Estate Investment Trust
UK	—	United Kingdom

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2009, the following futures contracts were open:

	Number of
	Contracts	Expiration		Unrealized
Type	Long	Date	Value	Loss

Dow Jones EURO STOXX 50 Index	53	December 2009	$2,126,211	$(99,502)
FTSE 100 Index	15	December 2009	1,231,184	(21,534)
Hang Seng Index	1	November 2009	139,545	(2,352)
SGX MSCI Singapore Index	2	November 2009	90,072	(1,612)
SPI 200 Index	4	December 2009	416,229	(7,237)
TSE TOPIX Index	18	December 2009	1,787,702	(31,407)

TOTAL				$(163,644)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Statements of Assets and Liabilities
October 31, 2009

	Structured	Structured	Structured	Structured
	International	Emerging Markets	International	International
	Equity Flex Fund	Equity Fund	Equity Fund	Small Cap Fund

Assets:

Investments in securities of unaffiliated issuers, at value (identified cost $77,297,272, $268,961,668, $2,196,682,517 and $219,277,994, respectively)(a)	$77,054,476	$316,465,304	$2,409,482,631	$242,600,294
Investments in affiliated securities lending reinvestment vehicle, at value (identified cost $300,265, $22,463,650, $66,405,531 and $5,417,187, respectively)	302,492	22,473,021	66,479,154	5,439,932
Cash	1,471,384	277	51,981,632	—
Foreign currencies, at value (identified cost $287,372, $45,684, $5,966,047 and $883,271, respectively)	286,166	45,915	5,944,788	905,268
Receivables:
Dividends, at value	187,487	289,794	4,144,383	604,592
Due from broker	149,281	3,885	—	—
Fund shares sold	106,888	19,270	5,735,283	34,095
Swap contract, at value	72,129	—	—	—
Investment securities sold, at value	67,462	—	—	—
Foreign tax reclaims, at value	57,889	858	568,392	103,113
Reimbursement from investment adviser	92,568	95,283	184,843	36,639
Securities lending income	601	3,053	53,399	54,172
Due from broker — variation margin, at value(b)	—	—	—	413,011
Due from custodian	—	—	—	10,752
Other assets	135	257	161,376	97

Total assets	79,848,958	339,396,917	2,544,735,881	250,201,965

Liabilities:

Payables:
Payable upon return of securities loaned	317,760	22,405,125	68,667,446	5,531,879
Amounts owed to affiliates	103,860	293,327	2,067,962	204,511
Fund shares redeemed	86,263	20,320	3,163,086	164,214
Investment securities purchased, at value	43,595	—	—	10,752
Due to broker — variation margin, at value	30,202	—	595,946	18,045
Foreign capital gains taxes	—	401,504	—	—
Accrued expenses	145,377	196,685	399,137	145,522

Total liabilities	727,057	23,316,961	74,893,577	6,074,923

Net Assets:

Paid-in capital	188,000,931	376,304,626	3,789,539,448	284,669,058
Accumulated undistributed (distributions in excess of) net investment income	(66,987)	4,852,564	45,704,629	3,482,945
Accumulated net realized loss from investment, futures, swap and foreign currency related transactions	(108,565,025)	(112,203,931)	(1,577,177,587)	(67,232,227)
Net unrealized gain (loss) on investments, futures, swap contract and translation of assets and liabilities denominated in foreign currencies	(247,018)	47,126,697	211,775,814	23,207,266

NET ASSETS	$79,121,901	$316,079,956	$2,469,842,304	$244,127,042

Net Assets:
Class A	$56,679,245	$2,694,475	$656,288,925	$36,310,362
Class B	—	—	7,620,386	—
Class C	2,032,443	1,425,755	5,622,004	40,255
Institutional	20,396,831	311,959,726	1,770,267,497	207,776,425
Service	—	—	29,881,953	—
Class IR	6,721	—	6,920	—
Class R	6,661	—	154,619	—

Total Net Assets	$79,121,901	$316,079,956	$2,469,842,304	$244,127,042

Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	7,006,549	377,450	68,292,726	5,163,553
Class B	—	—	804,538	—
Class C	256,514	200,407	593,668	5,789
Institutional	2,493,531	43,480,984	179,520,999	29,501,362
Service	—	—	3,090,416	—
Class IR	829	—	724	—
Class R	829	—	16,197	—

Net asset value, offering and redemption price per share:(c)
Class A	$8.09	$7.14	$9.61	$7.03
Class B	—	—	9.47	—
Class C	7.92	7.11	9.47	6.95
Institutional	8.18	7.17	9.86	7.04
Service	—	—	9.67	—
Class IR	8.10	—	9.56	—
Class R	8.03	—	9.55	—

(a)	Includes loaned securities having a market value of $298,970, $20,966,939, $64,285,431 and $5,065,254 for the Structured International Equity Flex, Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds, respectively.

(b)	Represents cash on deposit with counterparty of $413,011 for the Structured International Small Cap Fund relating to initial margin requirements on futures transactions.

(c)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Structured International Equity Flex, Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds is $8.56, $7.56, $10.17 and $7.44, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Statements of Operations
For the Fiscal Year Ended October 31, 2009

	Structured	Structured	Structured	Structured
	International	Emerging Markets	International	International
	Equity Flex Fund	Equity Fund	Equity Fund	Small Cap Fund

Investment income:

Dividends(a)	$2,507,813	$6,959,854	$66,599,599	$3,498,235
Securities lending income — affiliated issuer	77,555	45,769	3,184,835	169,317
Interest	14,579	3,644	33,621	—

Total investment income	2,599,947	7,009,267	69,818,055	3,667,552

Expenses:

Management fees	850,477	2,036,638	16,526,025	1,071,727
Custody and accounting fees	254,149	416,194	803,879	269,128
Distribution and Service fees(b)	156,670	7,426	1,503,791	53,613
Professional fees	146,217	124,036	193,548	137,350
Transfer Agent fees(b)	115,695	84,094	1,666,344	82,466
Registration fees	58,442	57,373	125,455	69,399
Printing fees	46,344	32,452	130,404	21,599
Trustee fees	16,148	16,148	16,148	16,148
Service share fees — Service Plan	—	—	56,654	—
Service share fees — Shareholder Administration Plan	—	—	56,654	—
Other	29,731	25,522	200,748	58,260

Total expenses	1,673,873	2,799,883	21,279,650	1,779,690

Less — expense reductions	(499,560)	(633,978)	(1,365,543)	(554,179)

Net expenses	1,174,313	2,165,905	19,914,107	1,225,511

NET INVESTMENT INCOME	1,425,634	4,843,362	49,903,948	2,442,041

Realized and unrealized gain (loss) from investment, futures, swap and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions — unaffiliated issuers	(35,831,602)	(42,053,738)	(946,587,896)	(20,498,737)
Securities lending reinvestment vehicle transactions — affiliated issuer	37,760	131,744	2,477,409	27,273
Futures transactions	(3,304,925)	—	7,659,167	1,005,184
Swap contract	(1,253,669)	—	—	—
Foreign currency related transactions	(4,005,146)	(379,061)	180,982	219,470
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers (including the effects of an increase on the foreign capital gains tax liability of $401,504 for the Structured Emerging Markets Equity Fund)	49,056,319	134,491,052	1,353,632,948	72,887,798
Securities lending reinvestment vehicle — affiliated issuer	2,240	5,880	(35,453)	19,162
Futures	4,172,876	—	(254,088)	(64,991)
Swap contract	515	—	—	—
Translation of asset and liabilities denominated in foreign currencies	2,573,106	16,753	(494,270)	(35,911)

Net realized and unrealized gain from investment, futures, swap and foreign currency related transactions	11,447,474	92,212,630	416,578,799	53,559,248

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,873,108	$97,055,992	$466,482,747	$56,001,289

(a)	Foreign taxes withheld on dividends were $311,882, $440,707, $6,303,901 and $258,162 for the Structured International Equity Flex, Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds, respectively.

(b)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Structured International Equity Flex	$136,122	$—	$20,520	$28	$103,453	$—	$3,899	$8,321	$—	$11	$11
Structured Emerging Markets Equity	3,433	—	3,993	—	2,603	—	759	80,732	—	—	—
Structured International Equity	1,378,245	70,895	54,308	343	1,047,466	13,470	10,318	585,883	9,065	11	131
Structured International Small Cap	53,343	—	270	—	40,541	—	51	41,874	—	—	—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Statements of Changes in Net Assets

	Structured International Equity Flex Fund
	For the		For the
	Fiscal Year Ended		Fiscal Year Ended
	October 31, 2009		October 31, 2008

From operations:

Net investment income	$1,425,634		$4,739,009
Net realized loss from investment, futures, swap and foreign currency related transactions	(44,357,582)		(77,290,826)
Net change in unrealized gain (loss) on investments, futures, swap contract and translation of assets and liabilities denominated in foreign currencies	55,805,056		(82,657,135)

Net increase (decrease) in net assets resulting from operations	12,873,108		(155,208,952)

Distributions to shareholders:

From net investment income
Class A Shares	—		(4,887,530)
Class B Shares	—		—
Class C Shares	—		(76,478)
Institutional Shares	—		(2,583,241)
Service Shares	—		—
Class IR Shares(a)	—		(196)
Class R Shares(a)	—		(196)
From net realized gains
Class A Shares	—		(610,355)
Class B Shares	—		—
Class C Shares	—		(11,053)
Institutional Shares	—		(281,022)
Service Shares	—		—
Class IR Shares(a)	—		(21)
Class R Shares(a)	—		(21)

Total distributions to shareholders	—		(8,450,113)

From share transactions:

Net proceeds from sales of shares	12,585,961		68,108,900
Proceeds received in connection with in-kind	—		—
Reinvestment of distributions	—		7,690,976
Cost of shares redeemed	(50,504,212	)(b)	(270,978,622	)(c)

Net increase (decrease) in net assets resulting from share transactions	(37,918,251)		(195,178,746)

TOTAL INCREASE (DECREASE)	(25,045,143)		(358,837,811)

Net assets:

Beginning of period	104,167,044		463,004,855

End of period	$79,121,901		$104,167,044

Accumulated undistributed (distribution in excess of) net investment income	$(66,987)		$14,552

*	The Fund changed its fiscal year end from August 31 to October 31.

(a)	Commenced operations on November 30, 2007.
(b)	Net of $5,570, $57, $87,948 and $854 of redemption fees remitted to the Structured International Equity Flex, Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds, respectively.
(c)	Net of $8,338 and $566 of redemption fees remitted to the Structured International Equity Flex and Structured International Small Cap Funds, respectively.
(d)	Net of $71,116 of redemption fees remitted to the Structured International Equity Fund.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Structured Emerging Markets Equity Fund			Structured International Equity Fund					Structured International Small Cap Fund
For the		For the	For the		For the Period	For the		For the		For the
Fiscal Year Ended		Fiscal Year Ended	Fiscal Year Ended		September 1, 2008 to	Fiscal Year Ended		Fiscal Year Ended		Fiscal Year Ended
October 31, 2009		October 31, 2008	October 31, 2009		October 31, 2008*	August 31, 2008		October 31, 2009		October 31, 2008

$4,843,362		$3,415,559	$49,903,948		$9,977,631	$186,257,366		$2,442,041		$4,189,668
(42,301,055)		(70,933,870)	(936,270,338)		(431,937,696)	(19,677,510)		(19,246,810)		(46,609,164)
134,513,685		(95,708,903)	1,352,849,137		(685,019,874)	(938,326,583)		72,806,058		(57,472,056)

97,055,992		(163,227,214)	466,482,747		(1,106,979,939)	(771,746,727)		56,001,289		(99,891,552)

(4,966)		(757)	(29,084,913)		—	(44,992,964)		(707,218)		(106,200)
—		—	(290,522)		—	(466,559)		—		—
(235)		(254)	(222,207)		—	(334,209)		(844)		(5)
(1,823,206)		(524,634)	(80,894,685)		—	(110,244,232)		(2,991,648)		(458,965)
—		—	(984,147)		—	(1,784,615)		—		—
—		—	(297)		—	(330)		—		—
—		—	(257)		—	(326)		—		—

—		(803)	—		—	(128,178,330)		—		—
—		—	—		—	(1,662,907)		—		—
—		(307)	—		—	(1,208,317)		—		—
—		(478,372)	—		—	(279,705,713)		—		—
—		—	—		—	(5,249,964)		—		—
—		—	—		—	(833)		—		—
—		—	—		—	(833)		—		—

(1,828,407)		(1,005,127)	(111,477,028)		—	(573,830,132)		(3,699,710)		(565,170)

57,566,537		236,410,344	678,565,532		82,690,646	1,287,684,660		110,709,616		47,922,925
41,473,136		—	—		—	—		37,610,773		—
1,828,159		1,004,794	104,271,067		—	548,615,707		3,646,230		565,124
(36,651,757	)(b)	(14,016,651)	(889,400,503	)(b)	(534,646,065)	(1,549,529,573	)(d)	(46,550,277	)(b)	(49,022,223	)(c)

64,216,075		223,398,487	(106,563,904)		(451,955,419)	286,770,794		105,416,342		(534,174)

159,443,660		59,166,146	248,441,815		(1,558,935,358)	(1,058,806,065)		157,717,921		(100,990,896)

156,636,296		97,470,150	2,221,400,489		3,780,335,847	4,839,141,912		86,409,121		187,400,017

$316,079,956		$156,636,296	$2,469,842,304		$2,221,400,489	$3,780,335,847		$244,127,042		$86,409,121

$4,852,564		$1,167,183	$45,704,629		$103,750,452	$97,105,865		$3,482,945		$3,227,105

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements
October 31, 2009

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/Non diversified

Structured International Equity Flex	A, C, Institutional, IR and R	Diversified

Structured Emerging Markets Equity and Structured International Small Cap	A, C and Institutional	Diversified

Structured International Equity	A, B, C, Institutional, Service, IR and R	Diversified

Class A Shares of the Funds are sold with a front-end sales charge of up to 5.50%. Class B Shares of the Structured International Equity Fund are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Effective November 2, 2009, the Fund’s Class B Shares will no longer be available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds). Class C Shares of the Funds are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Service, Class IR and Class R Shares of the Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs” or the “Distributor”) serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of such sales charges it receives as Distributor.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs, serves as investment adviser to each Fund pursuant to a management agreement (the “Agreement”) with the Trust on behalf of the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. FASB Financial Accounting Standards Codification — In July 2009, the Financial Accounting Standards Board (“FASB”) launched its “Financial Accounting Standards Codification” (the “Codification”) as the single source of GAAP. While the Codification does not change GAAP, it introduces a new structure to the accounting literature and changes references to accounting standards and other authoritative accounting guidance that have been reflected in the accompanying Notes to Financial Statements.

B. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities traded on a foreign securities exchange are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the United States (“U.S.”) securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by GSAM by taking into consideration market or security specific information as discussed below.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in equity securities and investment companies traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

C. Security and Fund Share Transactions, and Investment Income — Security and Fund Share transactions are reflected for financial reporting purposes as of the trade date which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense and are accrued daily.

E. Redemption Fees — All classes of the Funds charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Funds use a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2009

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

fees are reimbursed to a Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in capital and are allocated to each share class of a Fund on a pro-rata basis at the time of payment.

F. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal income tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income	Capital Gains
	Distributions	Distributions
	Declared/Paid	Declared/Paid

All Funds	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Financial statements are adjusted for permanent book/tax differences to reflect the appropriate tax character, and are not adjusted for temporary differences.
GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

G. Foreign Currency Translations — The books and records of the Funds are accounted for in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon 4:00 p.m. Eastern Time exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions as of 4:00 p.m. Eastern Time.
Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on equity securities and derivative instruments is included with the net realized and change in unrealized gain (loss) on investments on the Statement of Operations. The effect of changes in foreign currency exchange rates on fixed income securities sold during the period is included with the net realized gain (loss) on foreign currency related transactions, while the effect of changes in foreign currency exchange rates on fixed income securities held at period end is included with the net change in unrealized gain (loss) on investments on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

H. Futures Contracts — The Funds may purchase or sell futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates, or to seek to increase total return. Futures contracts are valued at the last

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts.

I. Total Return Swap Transactions — The Structured International Equity Flex Fund may take a long and/or short position in equity securities through the use of total return swaps. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. The Fund may use total return swap contracts to establish long and/or short equity positions without owning or taking physical custody of the securities involved. The use of total return swaps is a highly specialized activity which involves investment techniques and risk analyses different from those associated with ordinary portfolio securities transactions. The Fund’s transactions in total return swaps may be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s direct investments in equity securities.
Transactions in total return swaps can involve greater risks than if the Fund had invested in securities directly since, in addition to general market risks, swaps are leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Because they have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, the Fund will bear the risk of loss of the amount expected to be received under a total return swap in the event of the default, by, or bankruptcy of a swap counterparty. Total return swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
The prices of total return swaps can be volatile, and a variance in the degree of volatility or in the direction of securities prices from the investment adviser’s expectations may produce significant losses in the Fund’s investments in swaps. In addition, a perfect correlation between a total return swap and a security’s position may be impossible to achieve. As a result, the investment adviser’s use of total return swaps may not be effective in fulfilling the investment adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.
Total return swaps are valued based on the market value of the underlying long and short positions in the swap and are valued daily at the last sale price or official closing price on the principal exchange or system on which they are traded. The total market value of the underlying securities plus financing fees, the value of corporate actions, and dividend accruals comprises the total market value of the total return swap position. The change in the total market value of the total return swap position is reflected daily as unrealized gain or loss on swap contracts and monthly as realized gain or loss on swap contracts. The Fund must also set aside liquid assets, or engage in other appropriate measures, to cover their obligations for any short positions held within a total return swap.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2009

3. AGREEMENTS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the fiscal year ended October 31, 2009, contractual management fees with GSAM were at the following rates:

	Contractual Management Rate
	First	Next	Next	Next	Over	Effective
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate

Structured International Equity Flex	1.10%	0.99%	0.94%	0.92%	0.90%	1.10%

Structured Emerging Markets Equity	1.00	1.00	0.90	0.86	0.84	1.00

Structured International Equity	0.85	0.77	0.73	0.72	0.71	0.81

Structured International Small Cap	0.85	0.85	0.77	0.73	0.72	0.85

B. Distribution Agreement and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a fee accrued daily and paid monthly for distribution services and account maintenance services at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.
Goldman Sachs may retain a portion of the Class A front end sales charge and Class B and Class C contingent deferred sales charges. During the fiscal year ended October 31, 2009, Goldman Sachs advised that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Fund	Class A	Class B	Class C

Structured International Equity Flex	$500	N/A	$—

Structured Emerging Markets Equity	2,700	N/A	—

Structured International Equity	49,100	$200	—

Structured International Small Cap	700	N/A	—

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

3. AGREEMENTS (continued)

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of the Structured International Equity Fund, has adopted a Service Plan and a Shareholder Administration Plan for the Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” (excluding management fees, distribution and service fees, transfer agent fees and expenses, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expenses limitations for the Structured International Equity Flex, Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds as an annual percentage rate of average daily net assets are 0.064%, 0.014%, 0.004% and 0.014%, respectively. These expense limitations may be modified or terminated at any time at the option of GSAM. In addition, the Funds have entered into certain offset arrangements with the custodian resulting in a reduction of the Funds’ expenses.
For the fiscal year ended October 31, 2009, these expense reductions, including any Other Expense reimbursements, were as follows (in thousands):

	Other Expense	Custody	Total Expense
Fund	Reimbursement	Fee Credits	Reductions

Structured International Equity Flex	$500	$—	$500

Structured Emerging Markets Equity	634	—	634

Structured International Equity	1,363	3	1,366

Structured International Small Cap	554	—	554

As of October 31, 2009, the amounts owed to affiliates of the Funds were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Structured International Equity Flex	$79	$14	$11	$104

Structured Emerging Markets Equity	280	1	12	293

Structured International Equity	1,733	158	177	2,068

Structured International Small Cap	183	8	14	205

F. Line of Credit Facility — The Funds participate in a $660,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers may increase the credit amount by an additional $340,000,000, for a total of up to $1 billion. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2009, the Funds did not have any borrowings under the facility. Prior to May 12, 2009, the amount available through the facility was $700,000,000.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2009

4. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:
Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;
Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.
The following is a summary of the Funds’ investments categorized in the fair value hierarchy:

Structured International Equity Flex

	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$790,534	$76,263,942	(a)	$—
Securities Lending Reinvestment Vehicle	—	302,492		—
Derivatives	—	72,129		—

Total	$790,534	$76,638,563		$—

Liabilities
Derivatives	$(79,043)	$—		$—

Structured Emerging Markets Equity

	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$70,153,391	$243,910,030	(a)	$—
Securities Lending Reinvestment Vehicle	—	22,473,021		—
Short-term Investments	2,401,883	—		—

Total	$72,555,274	$266,383,051		$—

Structured International Equity

	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$116,388,753	$2,293,093,878	(a)	$—
Securities Lending Reinvestment Vehicle	—	66,479,154		—

Total	$116,388,753	$2,359,573,032		$—

Liabilities
Derivatives	$(1,084,266)	$—		$—

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

4. FAIR VALUE OF INVESTMENTS (continued)

Structured International Small Cap Equity

	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$—	$237,747,185	(a)	$—
Securities Lending Reinvestment Vehicle	—	5,439,932		—
Short-term Investments	4,853,109	—		—

Total	$4,853,109	$243,187,117		$—

Liabilities
Derivatives	$(163,644)	$—		$—

(a)	To adjust for the time difference between local market close and the calculation of the net asset value, the Funds utilize fair value model prices for international equities provided by an independent service resulting in a Level 2 classification.

5. INVESTMENTS IN DERIVATIVES

The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
In November 2008, the Funds adopted FASB Accounting Standards Codification (“ASC”) 815 “Disclosures about Derivative Instruments and Hedging Activities”, which requires enhanced disclosures about the Funds’ derivatives and hedging activities. The following tables set forth the gross value of the Funds’ derivative contracts for trading activities by certain risk types as of October 31, 2009. The values in the tables below exclude the effects of cash received or posted pursuant to derivative contracts, and therefore are not representative of the Funds’ net exposure.

Structured International Equity Flex

	Statements of Assets			Statements of Assets
	and Liabilities	Derivative	Number of	and Liabilities	Derivative	Number of
Risk	Location	Assets	Contracts	Location	Liabilities	Contracts
Equity	Swap contract, at value	$72,129	1	Unrealized loss on futures(a)	$(79,043)	34

Structured International Equity

	Statements of Assets
	and Liabilities	Derivative	Number of
Risk	Location	Liabilities	Contracts

Equity	Unrealized loss on futures(a)	$(1,084,266)	715

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2009

5. INVESTMENTS IN DERIVATIVES (continued)

Structured International Small Cap

	Statements of Assets
	and Liabilities	Derivative	Number of
Risk	Location	Liabilities	Contracts

Equity	Unrealized loss on futures(a)	$(163,644)	93

(a)	Includes cumulative appreciation (depreciation) of futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth by certain risk types the Funds’ gains (losses) related to derivative activities for the fiscal year ended October 31, 2009. These gains (losses) should be considered in the context that derivative contracts may have been executed to economically hedge securities and accordingly, gains or losses on derivative contracts may offset losses or gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” in the Statements of Operations:

Structured International Equity Flex

			Net Change in
		Net Realized Gain	Unrealized Gain
Risk	Statements of Operations Location	(Loss)	(Loss)

Equity	Net realized gain (loss) from futures transactions and swap contracts/Net change in unrealized gain (loss) on futures and swap contracts	$(4,558,594)	$4,173,391

Structured International Equity

			Net Change in
		Net Realized Gain	Unrealized Gain
Risk	Statements of Operations Location	(Loss)	(Loss)

Equity	Net realized gain (loss) from futures transactions/ Net change in unrealized gain (loss) on futures	$7,659,167	$(254,088)

Structured International Small Cap

			Net Change in
		Net Realized Gain	Unrealized Gain
Risk	Statements of Operations Location	(Loss)	(Loss)

Equity	Net realized gain (loss) from futures transactions/ Net change in unrealized gain (loss) on futures	$1,005,184	$(64,991)

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2009, were as follows:

		Sales and
Fund	Purchases	Maturities

Structured International Equity Flex	$86,819,486	$113,947,295

Structured Emerging Markets Equity	434,734,542	368,314,948

Structured International Equity	3,404,460,970	3,559,925,128

Structured International Small Cap	361,762,368	260,425,178

For the fiscal year ended October 31, 2009, Goldman Sachs earned approximately $9,200, $117,000 and $100 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, executed on behalf of the Structured International Equity Flex, Structured International Equity and Structured International Small Cap Funds, respectively. Goldman Sachs did not earn any brokerage commissions with respect to the Structured Emerging Markets Equity Fund.

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.
The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio II of Boston Global Investment Trust (“Enhanced Portfolio II”), a Delaware statutory trust. The Enhanced Portfolio II, deemed an affiliate of the Trust, is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio II. The Enhanced Portfolio II invests primarily in short-term investments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Funds’ investment of cash collateral in the Enhanced Portfolio II is subject to a net asset value that may fall or rise due to market and credit conditions.
Both the Funds and GSAL receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the fiscal year ended October 31, 2009 are reported under Investment Income on the Statements of Operations.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2009

7. SECURITIES LENDING (continued)

The table below details securities lending activity with affiliates of Goldman Sachs as of, and for the fiscal year ended October 31, 2009:

	Earnings of GSAL
	Relating to	Amounts Received by the
	Securities	Funds from Lending to	Amount Payable to Goldman
	Loaned for the	Goldman Sachs for	Sachs upon Return of Securities
	Fiscal Year Ended	the Fiscal Year Ended	Loaned as of
Fund	October 31, 2009	October 31, 2009	October 31, 2009

Structured International Equity Flex	$8,616	$9,057	$165,000

Structured Emerging Markets Equity	5,063	5,670	—

Structured International Equity	353,665	434,181	12,002,750

Structured International Small Cap	19,410	56,741	2,117,550

The following table provides information about the Funds’ investment in the Enhanced Portfolio II for the fiscal year ended October 31, 2009 (in thousands):

	Number of			Number of
	Shares Held			Shares Held	Value at
	Beginning of	Shares	Shares	End of	End of
Fund	Fiscal Year	Bought	Sold	Fiscal Year	Fiscal Year

Structured International Equity Flex	13	25,326	(25,037)	302	$302

Structured Emerging Markets Equity	11,056	182,979	(171,562)	22,473	22,473

Structured International Equity	143,072	988,709	(1,065,302)	66,479	66,479

Structured International Small Cap	2,421	25,035	(22,016)	5,440	5,440

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2009 was as follows:

	Structured	Structured	Structured
	Emerging	International	International
Fund	Markets Equity	Equity	Small Cap

Distributions paid from:
Ordinary income	$1,828,407	$111,477,028	$3,699,710

The tax character of distributions paid during the fiscal year ended October 31, 2008 was as follows:

	Structured	Structured	Structured
	International	Emerging	International
	Equity Flex	Markets Equity	Small Cap

Distributions paid from:
Ordinary income	$7,981,522	$1,005,127	$565,170
Net long-term capital gains	468,591	—	—

Total taxable distributions	$8,450,113	$1,005,127	$565,170

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

8. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended August 31, 2008 was as follows:

Structured
International
Equity

Distributions paid from:
Ordinary income	$268,842,833
Net long-term capital gains	304,987,299

Total taxable distributions	$573,830,132

As of October 31, 2009, the components of accumulated earnings (losses) on a tax basis were as follows:

	Structured	Structured	Structured	Structured
	International	Emerging	International	International
	Equity Flex	Markets Equity	Equity	Small Cap

Undistributed ordinary income — net	$—	$4,878,944	$51,404,500	$5,758,249

Capital loss carryforward[1]
Expiring 2015	$—	$—	$—	$(52,756)
Expiring 2016	(67,252,387)	(59,568,423)	(542,562,114)	(44,008,627)
Expiring 2017	(39,707,074)	(44,674,289)	(940,883,655)	(21,326,811)

Total capital loss carryforward	(106,959,461)	(104,242,712)	(1,483,445,769)	(65,388,194)

Unrealized gains (losses) — net	(1,919,569)	39,139,098	112,344,125	19,087,929

Total accumulated losses — net	$(108,879,030)	$(60,224,670)	$(1,319,697,144)	$(40,542,016)

[1]	Expiration occurs on October 31 of the year indicated. Utilization of these losses may be limited under the Code.

As of October 31, 2009, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

	Structured	Structured	Structured	Structured
	International	Emerging	International	International
	Equity Flex	Markets Equity	Equity	Small Cap

Tax cost	$79,293,407	$299,412,917	$2,362,519,737	$228,814,518

Gross unrealized gain	6,150,831	45,707,773	333,061,147	27,971,976
Gross unrealized loss	(8,087,270)	(6,182,365)	(219,619,099)	(8,746,268)

Net unrealized security gain (loss)	(1,936,439)	39,525,408	113,442,048	19,225,708
Net unrealized gains (losses) on other investments	16,870	(386,310)	(1,097,923)	(137,779)

Net unrealized gains (losses)	$(1,919,569)	$39,139,098	$112,344,125	$19,087,929

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, differences related to the tax treatment of Passive Foreign Investment Company and partnership investments, securities on loan, and swap transactions.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2009

8. TAX INFORMATION (continued)

In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassification have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from net operating losses, the difference in tax treatment relating to foreign currency and swap transactions, Passive Foreign Investment Company and partnership investments, and foreign taxes on realized capital gains.

			Accumulated
		Accumulated	Undistributed
		Net Realized	Net Investment
Fund	Paid-in Capital	Gain (Loss)	Income (Loss)

Structured International Equity Flex	$(3,360,432)	$4,867,605	$(1,507,173)

Structured Emerging Markets Equity	(1,522)	(668,904)	670,426

Structured International Equity	—	(3,527,257)	3,527,257

Structured International Small Cap	—	(1,513,509)	1,513,509

9. OTHER RISKS

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories (each a “Foreign Custodian”) appointed by the Fund’s custodian. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets.
Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries. In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy.

Funds’ Shareholder Concentration Risk — Certain Goldman Sachs Fund of Funds Portfolios may invest a significant percentage of their assets in the Funds. In the event the Fund of Funds Portfolios experience significant redemptions and/or reallocations, the Funds may be exposed to liquidity risk. In particular, the Funds may encounter difficulty meeting redemptions if unusual market conditions create an unfavorable environment in which the Funds are forced to liquidate their securities. As of October 31, 2009, the following Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Funds:

	Goldman Sachs	Goldman Sachs	Goldman Sachs	Goldman Sachs
	Balanced Strategy	Growth & Income	Growth Strategy	Equity Growth
Fund	Portfolio	Strategy Portfolio	Portfolio	Strategy Portfolio

Structured Emerging Markets Equity	9%	28%	25%	11%

Structured International Equity	—	19	20	8

Structured International Small Cap	8	26	20	10

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

New Accounting Pronouncement — In May 2009, the FASB issued FASB ASC 855 “Subsequent Events”. This standard requires disclosure in the financial statements to reflect the effects of subsequent events that provide additional information on conditions about the financial statements as of the balance sheet date (recognized subsequent events) and disclosure of subsequent events that provide additional information about conditions after the balance sheet date if the financial statements would otherwise be misleading (unrecognized subsequent events). ASC 855 is effective for interim and annual financial statements issued for fiscal years ending after June 15, 2009. For purposes of inclusion in the financial statements, GSAM has concluded that subsequent events after the balance sheet date have been evaluated through December 22, 2009, the date that the financial statements were issued.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2009

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Structured International Equity Flex Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	October 31, 2009		October 31, 2008

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,350,117	$9,274,213	4,598,203	$50,740,307
Reinvestment of distributions	—	—	398,005	4,883,515
Shares redeemed	(5,319,327)	(33,861,197)	(18,021,256)	(183,404,101)

	(3,969,210)	(24,586,984)	(13,025,048)	(127,780,279)

Class C Shares
Shares sold	85,006	564,459	106,296	1,191,853
Reinvestment of distributions	—	—	5,040	61,437
Shares redeemed	(175,161)	(1,127,553)	(166,506)	(1,653,070)

	(90,155)	(563,094)	(55,170)	(399,780)

Institutional Shares
Shares sold	396,611	2,747,227	1,459,845	16,156,740
Reinvestment of distributions	—	—	223,037	2,745,590
Shares redeemed	(2,280,401)	(15,515,400)	(8,246,684)	(85,921,451)

	(1,883,790)	(12,768,173)	(6,563,802)	(67,019,121)

Class IR Shares(a)
Shares sold	5	35	811	10,000
Reinvestment of distributions	—	—	18	217
Shares redeemed	(5)	(35)	—	—

	—	—	829	10,217

Class R Shares(a)
Shares sold	4	27	811	10,000
Reinvestment of distributions	—	—	18	217
Shares redeemed	(4)	(27)	—	—

	—	—	829	10,217

NET DECREASE	(5,943,155)	$(37,918,251)	(19,642,362)	$(195,178,746)

(a)	Commenced operations on November 30, 2007.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured Emerging Markets Equity Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	October 31, 2009		October 31, 2008

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	358,622	$1,960,003	68,911	$570,923
Reinvestments of distributions	1,120	4,917	124	1,277
Shares redeemed	(59,891)	(328,757)	(5,681)	(53,108)

	299,851	1,636,163	63,354	519,092

Class C Shares
Shares sold	198,857	1,276,557	8,776	79,483
Reinvestments of distributions	49	214	55	560
Shares redeemed	(8,331)	(37,089)	—	—

	190,575	1,239,682	8,831	80,043

Institutional Shares
Shares sold	10,147,083	54,329,977	28,598,826	235,759,938
Shares issued in connection with in-kind	6,072,202	41,473,136	—	—
Reinvestments of distributions	414,325	1,823,028	97,754	1,002,957
Shares redeemed	(8,132,976)	(36,285,911)	(2,531,663)	(13,963,543)

	8,500,634	61,340,230	26,164,917	222,799,352

NET INCREASE	8,991,060	$64,216,075	26,237,102	$223,398,487

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2009

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured International Equity Fund

			For the Period
	For the Fiscal Year Ended		September 1, 2008 to		For the Fiscal Year Ended
	October 31, 2009		October 31, 2008(a)		August 31, 2008

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	24,445,316	$199,536,922	3,993,749	$37,743,274	34,569,241	$490,195,738
Reinvestment of distributions	3,634,810	26,897,594	—	—	11,333,262	165,238,965
Shares converted from Class B(b)	42,812	313,535	8,516	91,204	107,980	1,522,891
Shares redeemed	(37,173,252)	(283,675,665)	(14,162,795)	(131,834,616)	(52,526,785)	(722,272,017)

	(9,050,314)	(56,927,614)	(10,160,530)	(94,000,138)	(6,516,302)	(65,314,423)

Class B Shares
Shares sold	97,516	785,496	10,312	90,648	302,473	4,365,666
Reinvestment of distributions	37,390	274,813	—	—	138,928	2,000,562
Shares converted to Class A(b)	(43,239)	(313,535)	(8,670)	(91,204)	(109,677)	(1,522,891)
Shares redeemed	(317,336)	(2,383,580)	(118,545)	(1,105,087)	(405,194)	(5,504,204)

	(225,669)	(1,636,806)	(116,903)	(1,105,643)	(73,470)	(660,867)

Class C Shares
Shares sold	95,608	769,271	8,586	77,143	236,427	3,420,729
Reinvestment of distributions	24,336	178,624	—	—	87,251	1,254,667
Shares redeemed	(300,215)	(2,310,791)	(88,564)	(796,087)	(362,185)	(5,004,137)

	(180,271)	(1,362,896)	(79,978)	(718,944)	(38,507)	(328,741)

Institutional Shares
Shares sold	55,726,312	467,092,384	4,492,938	44,173,848	52,089,676	761,444,949
Reinvestment of distributions	10,117,737	76,490,096	—	—	25,258,673	377,111,993
Shares redeemed	(74,597,095)	(593,249,515)	(37,318,868)	(385,691,718)	(56,199,255)	(797,322,672)

	(8,753,046)	(49,667,035)	(32,825,930)	(341,517,870)	21,149,094	341,234,270

Service Shares
Shares sold	1,229,788	10,258,734	61,806	605,733	1,965,600	28,237,576
Reinvestment of distributions	57,636	429,386	—	—	205,691	3,007,198
Shares redeemed	(1,042,883)	(7,780,892)	(1,398,682)	(15,218,557)	(1,461,443)	(19,426,543)

	244,541	2,907,228	(1,336,876)	(14,612,824)	709,848	11,818,231

Class IR Shares(c)
Shares sold	4	31	—	—	604	10,001
Reinvestment of distributions	40	297	—	—	79	1,159
Shares redeemed	(4)	(30)	—	—	—	—

	40	298	—	—	683	11,160

Class R Shares(c)
Shares sold	15,483	122,694	—	—	604	10,001
Reinvestment of distributions	35	257	—	—	80	1,163
Shares redeemed	(4)	(30)	—	—	—	—

	15,514	122,921	—	—	684	11,164

NET INCREASE (DECREASE)	(17,949,205)	$(106,563,904)	(44,520,217)	$(451,955,419)	15,232,030	$286,770,794

(a)	The Fund changed its fiscal year end from August 31 to October 31.

(b)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

(c)	Commenced operations on November 30, 2007.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured International Small Cap

	For the Fiscal Year Ended		For the Fiscal Year Ended
	October 31, 2009		October 31, 2008

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,646,449	$20,658,625	1,771,912	$14,048,145
Reinvestments of distributions	150,452	705,619	11,061	106,186
Shares redeemed	(2,434,259)	(12,741,698)	(2,147,363)	(16,700,074)

	1,362,642	8,622,546	(364,390)	(2,545,743)

Class C Shares
Shares sold	3,150	22,310	3,397	25,000
Reinvestments of distributions	41	192	1	5
Shares redeemed	(1,801)	(12,393)	—	—

	1,390	10,109	3,398	25,005

Institutional Shares
Shares sold	15,604,436	90,028,681	4,040,036	33,849,780
Shares issued in connection with in-kind	5,786,273	37,610,773	—	—
Reinvestments of distributions	628,295	2,940,419	47,756	458,933
Shares redeemed	(6,158,584)	(33,796,186)	(4,184,136)	(32,322,149)

	15,860,420	96,783,687	(96,344)	1,986,564

NET INCREASE (DECREASE)	17,224,452	$105,416,342	(457,336)	$(534,174)

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders
	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2009 - A	$6.62	$0.12		$1.35	$1.47	$—	$—	$—
2009 - C	6.54	0.07		1.31	1.38	—	—	—
2009 - Institutional	6.67	0.15		1.36	1.51	—	—	—
2009 - IR	6.62	0.13		1.35	1.48	—	—	—
2009 - R	6.59	0.11		1.33	1.44	—	—	—

2008 - A	13.08	0.19		(6.41)	(6.22)	(0.21)	(0.03)	(0.24)
2008 - C	12.98	0.13		(6.36)	(6.23)	(0.18)	(0.03)	(0.21)
2008 - Institutional	13.15	0.19		(6.40)	(6.21)	(0.24)	(0.03)	(0.27)
2008 - IR (Commenced November 30, 2007)	12.32	0.24		(5.67)	(5.43)	(0.24)	(0.03)	(0.27)
2008 - R (Commenced November 30, 2007)	12.32	0.20		(5.66)	(5.46)	(0.24)	(0.03)	(0.27)

2007 - A	10.67	0.30		2.14	2.44	—	(0.03)	(0.03)
2007 - C	10.66	0.26		2.09	2.35	—	(0.03)	(0.03)
2007 - Institutional	10.69	0.38		2.11	2.49	—	(0.03)	(0.03)

FOR THE PERIOD ENDED OCTOBER 31,

2006 - A (Commenced July 31, 2006)	10.00	—	(d)	0.67	0.67	—	—	—
2006 - C (Commenced July 31, 2006)	10.00	(0.02)		0.68	0.66	—	—	—
2006 - Institutional (Commenced July 31, 2006)	10.00	0.02		0.67	0.69	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$8.09	22.02%	$56,679	1.60%		1.74%		2.25%		1.09%		117%
7.92	21.10	2,032	2.35		1.05		3.00		0.40		117
8.18	22.64	20,397	1.20		2.20		1.85		1.55		117
8.10	22.36	7	1.35		2.04		2.00		1.39		117
8.03	21.85	7	1.85		1.56		2.50		0.91		117

6.62	(48.25)	72,697	1.60		1.72		1.82		1.50		122
6.54	(48.67)	2,266	2.35		1.25		2.57		1.03		122
6.67	(48.09)	29,194	1.20		1.77		1.42		1.55		122
6.62	(45.09)	5	1.35	(c)	2.54	(c)	1.57	(c)	2.32	(c)	122
6.59	(45.34)	5	1.85	(c)	2.08	(c)	2.07	(c)	1.86	(c)	122

13.08	22.88	313,922	1.60		2.49		1.90		2.19		75
12.98	22.06	5,215	2.35		2.20		2.65		1.90		75
13.15	23.31	143,867	1.20		3.15		1.50		2.85		75

10.67	6.70	31,009	1.60	(c)	0.10	(c)	4.53	(c)	(2.83	)(c)	11
10.66	6.60	113	2.35	(c)	(0.62	)(c)	5.58	(c)	(3.85	)(c)	11
10.69	6.90	23,212	1.20	(c)	0.82	(c)	4.48	(c)	(2.46	)(c)	11

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders
	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)		gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2009 - A	$4.45	$0.12	(c)	$2.61	$2.73	$(0.04)	$—	$(0.04)
2009 - C	4.41	0.07	(c)	2.64	2.71	(0.01)	—	(0.01)
2009 - Institutional	4.47	0.13	(c)	2.62	2.75	(0.05)	—	(0.05)

2008 - A	11.04	0.15	(d)	(6.64)	(6.49)	(0.05)	(0.05)	(0.10)
2008 - C	11.03	0.10	(d)	(6.63)	(6.53)	(0.04)	(0.05)	(0.09)
2008 - Institutional	11.04	0.18	(d)	(6.65)	(6.47)	(0.05)	(0.05)	(0.10)

FOR THE PERIOD ENDED OCTOBER 31,

2007 - A (Commenced October 5, 2007)	10.00	0.01		1.03	1.04	—	—	—
2007 - C (Commenced October 5, 2007)	10.00	—	(e)	1.03	1.03	—	—	—
2007 - Institutional (Commenced October 5, 2007)	10.00	—	(e)	1.04	1.04	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.34% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.26% of average net assets.
(e)	Amount is less than $0.005 per share.

(f)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$7.14	61.83%	$2,694	1.45%		2.04	%(c)	1.76%		1.73	%(c)	182%
7.11	61.28	1,426	2.20		1.13	(c)	2.51		0.82	(c)	182
7.17	62.25	311,960	1.05		2.38	(c)	1.36		2.07	(c)	182

4.45	(59.22)	345	1.45		1.92	(d)	1.89		1.48	(d)	190
4.41	(59.48)	43	2.20		1.24	(d)	2.64		0.80	(d)	190
4.47	(59.01)	156,248	1.05		2.28	(d)	1.49		1.84	(d)	190

11.04	10.40	157	1.45	(f)	0.77	(f)	2.79(f	)	(0.57	)(f)	16
11.03	10.30	11	2.20	(f)	(0.60	)(f)	3.54(f	)	(1.94	)(f)	16
11.04	10.40	97,302	1.05	(f)	0.58	(f)	2.39(f	)	(0.76	)(f)	16

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEAR ENDED OCTOBER 31,

2009 - A	$8.06	$0.17	$1.77	$1.94	$(0.39)	$—	$(0.39)
2009 - B	7.91	0.12	1.73	1.85	(0.29)	—	(0.29)
2009 - C	7.90	0.12	1.74	1.86	(0.29)	—	(0.29)
2009 - Institutional	8.29	0.21	1.81	2.02	(0.45)	—	(0.45)
2009 - Service	8.08	0.16	1.79	1.95	(0.36)	—	(0.36)
2009 - IR	8.04	0.20	1.75	1.95	(0.43)	—	(0.43)
2009 - R	8.01	0.08	1.84	1.92	(0.38)	—	(0.38)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*

2008 - A	11.79	0.03	(3.76)	(3.73)	—	—	—
2008 - B	11.58	0.02	(3.69)	(3.67)	—	—	—
2008 - C	11.56	0.02	(3.68)	(3.66)	—	—	—
2008 - Institutional	12.11	0.04	(3.86)	(3.82)	—	—	—
2008 - Service	11.81	0.03	(3.76)	(3.73)	—	—	—
2008 - IR	11.75	0.03	(3.74)	(3.71)	—	—	—
2008 - R	11.72	0.03	(3.74)	(3.71)	—	—	—

FOR THE FISCAL YEARS ENDED AUGUST 31,

2008 - A	15.90	0.52	(2.77)	(2.25)	(0.48)	(1.38)	(1.86)
2008 - B	15.67	0.41	(2.73)	(2.32)	(0.39)	(1.38)	(1.77)
2008 - C	15.64	0.41	(2.73)	(2.32)	(0.38)	(1.38)	(1.76)
2008 - Institutional	16.28	0.59	(2.84)	(2.25)	(0.54)	(1.38)	(1.92)
2008 - Service	15.93	0.49	(2.76)	(2.27)	(0.47)	(1.38)	(1.85)
2008 - IR (Commenced November 30, 2007)	16.57	0.30	(3.19)	(2.89)	(0.55)	(1.38)	(1.93)
2008 - R (Commenced November 30, 2007)	16.57	0.25	(3.18)	(2.93)	(0.54)	(1.38)	(1.92)

2007 - A	14.29	0.30	2.33	2.63	(0.17)	(0.85)	(1.02)
2007 - B	14.09	0.15	2.34	2.49	(0.06)	(0.85)	(0.91)
2007 - C	14.09	0.15	2.33	2.48	(0.08)	(0.85)	(0.93)
2007 - Institutional	14.59	0.38	2.38	2.76	(0.22)	(0.85)	(1.07)
2007 - Service	14.31	0.26	2.37	2.63	(0.16)	(0.85)	(1.01)

2006 - A	11.70	0.21	2.57	2.78	(0.11)	(0.08)	(0.19)
2006 - B	11.53	0.08	2.57	2.65	(0.01)	(0.08)	(0.09)
2006 - C	11.54	0.09	2.56	2.65	(0.02)	(0.08)	(0.10)
2006 - Institutional	11.93	0.27	2.61	2.88	(0.14)	(0.08)	(0.22)
2006 - Service	11.73	0.18	2.59	2.77	(0.11)	(0.08)	(0.19)

2005 - A	9.49	0.18	2.10	2.28	(0.07)	—	(0.07)
2005 - B	9.37	0.08	2.08	2.16	—	—	—
2005 - C	9.37	0.08	2.09	2.17	—	—	—
2005 - Institutional	9.68	0.22	2.14	2.36	(0.11)	—	(0.11)
2005 - Service	9.54	0.29	1.98	2.27	(0.08)	—	(0.08)

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$9.61	25.56%	$656,289	1.25%		2.17%		1.32%		2.10%		158%
9.47	24.49	7,620	2.00		1.50		2.07		1.43		158
9.47	24.68	5,622	2.00		1.52		2.07		1.45		158
9.86	26.03	1,770,267	0.85		2.55		0.92		2.48		158
9.67	25.46	29,882	1.35		1.96		1.42		1.89		158
9.56	25.94	7	1.00		2.51		1.07		2.44		158
9.55	25.32	155	1.50		0.95		1.57		0.88		158

8.06	(31.64)	623,459	1.20	(c)	1.76	(c)	1.28	(c)	1.68	(c)	25
7.91	(31.69)	8,149	1.95	(c)	1.00	(c)	2.03	(c)	0.92	(c)	25
7.90	(31.66)	6,116	1.95	(c)	1.00	(c)	2.03	(c)	0.92	(c)	25
8.29	(31.54)	1,560,672	0.80	(c)	2.20	(c)	0.88	(c)	2.12	(c)	25
8.08	(31.58)	22,994	1.30	(c)	1.68	(c)	1.38	(c)	1.60	(c)	25
8.04	(31.57)	5	0.95	(c)	1.98	(c)	1.03	(c)	1.90	(c)	25
8.01	(31.66)	5	1.45	(c)	1.47	(c)	1.53	(c)	1.39	(c)	25

11.79	(16.33)	1,031,252	1.20		3.70		1.25		3.65		161
11.58	(16.99)	13,280	1.95		2.93		2.00		2.88		161
11.56	(16.99)	9,875	1.95		2.97		2.00		2.92		161
12.11	(15.99)	2,676,502	0.80		4.13		0.85		4.08		161
11.81	(16.50)	49,411	1.30		3.54		1.35		3.49		161
11.75	(19.67)	8	0.95	(c)	3.02	(c)	1.00	(c)	2.97	(c)	161
11.72	(19.92)	8	1.45	(c)	2.55	(c)	1.50	(c)	2.50	(c)	161

15.90	19.12	1,495,073	1.22		1.96		1.26		1.92		56
15.67	18.28	19,124	1.97		0.98		2.01		0.94		56
15.64	18.21	13,961	1.97		0.98		2.01		0.94		56
16.28	19.63	3,255,644	0.82		2.38		0.86		2.34		56
15.93	19.11	55,340	1.32		1.67		1.36		1.63		56

14.29	24.02	739,861	1.26		1.63		1.35		1.54		59
14.09	23.18	10,306	2.02		0.64		2.11		0.55		59
14.09	23.10	7,110	2.02		0.67		2.11		0.58		59
14.59	24.52	1,661,909	0.86		2.01		0.95		1.92		59
14.31	23.87	40,369	1.37		1.38		1.46		1.29		59

11.70	24.12	293,591	1.39		1.64		1.40		1.63		73
11.53	23.05	8,075	2.14		0.75		2.15		0.74		73
11.54	23.16	4,824	2.14		0.75		2.15		0.74		73
11.93	24.51	697,144	0.99		1.96		1.00		1.95		73
11.73	23.93	22,429	1.49		2.33		1.50		2.32		73

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
						Distributions
	Net asset					to shareholders
	value,	Net		Net realized	Total from	from net
	beginning	investment		and unrealized	investment	investment
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2009 - A	$4.94	$0.09		$2.19	$2.28	$(0.19)
2009 - C	4.91	0.06		2.17	2.23	(0.19)
2009 - Institutional	4.96	0.12		2.19	2.31	(0.23)

2008 - A	10.46	0.20	(c)	(5.69)	(5.49)	(0.03)
2008 - C	10.46	0.13	(c)	(5.68)	(5.55)	— (d)
2008 - Institutional	10.47	0.23	(c)	(5.71)	(5.48)	(0.03)

FOR THE PERIOD ENDED OCTOBER 31,

2007 - A (Commenced September 28, 2007)	10.00	(0.01)		0.47	0.46	—
2007 - C (Commenced September 28, 2007)	10.00	(0.01)		0.47	0.46	—
2007 - Institutional (Commenced September 28, 2007)	10.00	—	(d)	0.47	0.47	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.20% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$7.03	48.17%	$36,310	1.30%		1.62%		1.74%		1.18%		209%
6.95	47.36	40	2.05		1.16		2.49		0.72		209
7.04	48.80	207,776	0.90		1.99		1.34		1.55		209

4.94	(52.55)	18,763	1.30		2.39	(c)	1.70		1.99	(c)	117
4.91	(52.94)	21	2.05		1.70	(c)	2.45		1.30	(c)	117
4.96	(52.37)	67,625	0.90		2.83	(c)	1.30		2.43	(c)	117

10.46	4.60	43,572	1.30	(e)	(0.58	)(e)	1.90	(e)	(1.18	)(e)	4
10.46	4.60	10	2.05	(e)	(1.06	)(e)	2.65	(e)	(1.66	)(e)	4
10.47	4.70	143,817	0.90	(e)	0.09	(e)	1.50	(e)	(0.51	)(e)	4

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Structured International Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Structured International Equity Flex Fund, Goldman Sachs Structured Emerging Markets Equity Fund, Goldman Sachs Structured International Equity Fund and Goldman Sachs Structured International Small Cap Fund (collectively the “Funds”), portfolios of Goldman Sachs Trust, at October 31, 2009, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 22, 2009

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Fund Expenses — Six Month Period Ended October 31, 2009 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2009 through October 31, 2009.

Actual Expenses  — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Structured International Equity Flex Fund				Structured Emerging Markets Equity Fund				Structured International Equity Fund				Structured International Small Cap Fund
				Expenses				Expenses				Expenses				Expenses
				Paid for the				Paid for the				Paid for the				Paid for the
	Beginning	Ending		6 Months	Beginning	Ending		6 Months	Beginning	Ending		6 Months	Beginning	Ending		6 Months
	Account Value	Account Value		Ended	Account Value	Account Value		Ended	Account Value	Account Value		Ended	Account Value	Account Value		Ended
Share Class	5/01/09	10/31/09		10/31/09*	5/01/09	10/31/09		10/31/09*	5/01/09	10/31/09		10/31/09*	5/01/09	10/31/09		10/31/09*
Class A
Actual	$1,000	$1,292.30		$9.30	$1,000	$1,389.10		$8.79	$1,000	$1,307.50		$7.25	$1,000	$1,443.50		$8.01
Hypothetical 5% return	1,000	1,017.09	+	8.18	1,000	1,017.85	+	7.43	1,000	1,018.92	+	6.34	1,000	1,018.65	+	6.61

Class B
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,300.80		11.57	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,015.15	+	10.14	N/A	N/A		N/A

Class C
Actual	1,000	1,285.70		13.59	1,000	1,383.30		13.22	1,000	1,302.60		11.58	1,000	1,438.90		12.60
Hypothetical 5% return	1,000	1,013.32	+	11.97	1,000	1,014.12	+	11.17	1,000	1,015.15	+	10.14	1,000	1,014.87	+	10.41

Institutional
Actual	1,000	1,294.30		6.99	1,000	1,389.50		6.38	1,000	1,309.40		4.92	1,000	1,445.60		5.55
Hypothetical 5% return	1,000	1,019.11	+	6.15	1,000	1,019.86	+	5.40	1,000	1,020.94	+	4.31	1,000	1,020.67	+	4.58

Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,306.80		7.83	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,018.42	+	6.85	N/A	N/A		N/A

Class IR
Actual	1,000	1,293.90		7.89	N/A	N/A		N/A	1,000	1,309.60		5.72	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,018.32	+	6.95	N/A	N/A		N/A	1,000	1,020.26	+	5.00	N/A	N/A		N/A

Class R
Actual	1,000	1,291.00		10.70	N/A	N/A		N/A	1,000	1,306.40		8.71	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,015.87	+	9.41	N/A	N/A		N/A	1,000	1,017.65	+	7.62	N/A	N/A		N/A

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2009. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Structured International Equity Flex	1.61%	N/A	2.36%	1.21%	N/A	1.36%	1.86%
Structured Emerging Markets Equity	1.45	N/A	2.20	1.05	N/A	N/A	N/A
Structured International Equity	1.25	2.00%	2.00	0.85	1.35%	1.00	1.50
Structured International Small Cap	1.30	N/A	2.05	0.90	N/A	N/A	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs Structured International Equity, Goldman Sachs Structured International Equity Flex, Goldman Sachs Structured Emerging Markets Equity and Goldman Sachs Structured International Small Cap Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.
The Management Agreement was most recently approved for continuation until June 30, 2010 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 17, 2009 (the “Annual Contract Meeting”).
To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to reports on the Funds’ investment performance, expenses and other matters discussed at regularly scheduled Board meetings during the year, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held meetings on December 17, 2008, February 11, 2009 and May 20, 2009. At those Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates;
(b)	the Funds’ investment performance;
(c)	the Funds’ management fee arrangements;
(d)	the voluntary undertakings of the Investment Adviser to reimburse certain expenses of the Funds that exceed specified levels and the estimated annualized savings realized by the Funds from those undertakings;
(e)	potential economies of scale and the levels of breakpoints in the fees payable by the Funds under the Management Agreement;

(f)	the relative expense levels of the Funds as compared to those of comparable funds managed by the Investment Adviser, as well as those managed by other advisers;

(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each of the Funds and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements;

(i)	a summary of fee concessions made by the Investment Adviser and its affiliates over the past several years with respect to the Funds;
(j)	capacity issues relating to the securities in which the Funds invest;

(k)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(l)	information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Funds;

(m)	the current pricing of services provided by, and the profitability of, the Funds’ transfer agent, Goldman, Sachs & Co. (“Goldman Sachs”); and

(n)	the nature and quality of the services provided to the Funds by their unaffiliated service providers and reports on due diligence conducted by the Investment Adviser with respect to those service providers.
At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters, including:

(a)	the quality of the Investment Adviser’s services;
(b)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(c)	the groups or teams within the Investment Adviser that support the portfolio management teams, including legal, compliance, internal audit, the credit department, fund controllers, tax, product services, valuation oversight, market risk analysis, finance and strategy, operations, shareholder services, risk management and advisory, training and technology;

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(d)	whether certain reductions in headcount due to the economic environment were likely to affect the quality of the services provided to the Funds;
(e)	the Investment Adviser’s business continuity and disaster recovery planning;

(f)	the Investment Adviser’s financial resources and its ability to hire and retain talented personnel;

(g)	the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending, portfolio brokerage, distribution and other services;
(h)	the terms of the Management Agreement and agreements with other service providers entered into by the Trust on behalf of the Funds;

(i)	the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Funds’ other service providers, including the custodians and fund accounting agents;
(j)	an update on the Investment Adviser’s soft dollars practices and other portfolio trading related issues;

(k)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest;

(l)	the Investment Adviser’s approach to risk management;

(m)	an overview of the Funds’ distribution plan; and

(n)	an annual review of the effectiveness of the Funds’ compliance program.
At the Annual Contract Meeting, the Trustees also considered further the Investment Adviser’s profitability with respect to each Fund, and each Fund’s investment performance, fees and expenses, including each Fund’s expense trends over time and any breakpoints in the fee rates payable by each Fund under the Management Agreement.
In connection with the Committee meetings and the Annual Contract Meeting, the Trustees attended sessions at which they reviewed information regarding the Funds’ assets, share purchase and redemption activity, the commission rates paid by the Funds on brokerage transactions, the Investment Adviser’s receipt of research services in connection with certain of those transactions, and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by the Structured International Equity Fund’s Service Shares. Also, in conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law.
Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares; portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined, the alignment of the interests of the Funds and of the portfolio managers and related potential conflicts of interest; the number and types of accounts managed by the portfolio managers; and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.
The presentations made at the Committee meetings and at the Annual Contract Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. While the management agreements for all of the Funds and the other mutual fund portfolios for which the Trustees have responsibility were considered at the same Annual Contract Meeting, the Trustees separately considered the Management Agreement as it applied to each Fund.
In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. At those meetings the Trustees regularly received materials relating to the Investment Adviser’s investment management and other services provided under the Management Agreement, including: (a) information on the investment performance of the Funds in comparison to the performance of similar mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Funds invest; (c) compliance reports; and (d) expenses borne by the Funds. In addition, the Trustees were provided with copies of disclosure materials regarding the Funds and their expenses, as well as information on the Funds’ competitive universe. The Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees concluded that, during the recent financial crisis, the Investment Adviser had demonstrated a willingness and an ability to commit substantial financial and

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

other resources to the operations of the Funds and had represented that it will continue to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, valuation oversight, vendor oversight and risk management. The Independent Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser, including the implementation and enhancement of compliance systems and education and training initiatives.

Investment Performance
The Independent Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, they compared the investment performance of each Fund to the performance of other similar SEC-registered funds and to rankings and ratings compiled by the Outside Data Provider. This information on each Fund’s investment performance relative to that of its peers was provided for the one-year period ended December 31, 2008 for the Structured International Equity Flex, Structured International Small Cap and Structured Emerging Markets Equity Funds, and for the one-, three-, five- and ten-year periods ended December 31, 2008 for the Structured International Equity Fund. The Independent Trustees also reviewed each Fund’s investment performance over time on a year-by-year basis relative to its performance benchmark. The Independent Trustees also compared the performance of the Structured International Equity Fund to that of the Investment Adviser’s institutional composite of the performance of other accounts having similar investment objectives and policies (the investment objectives and policies of the other Funds were not sufficiently similar to those of any of the Investment Adviser’s institutional composites to warrant such a comparison for those Funds). In addition, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies, market conditions and illiquidity in certain market sectors, as well as in light of periodic analyses of its quality and risk profile. The Independent Trustees considered whether each Fund had operated within its investment policies, and had complied with its investment limitations. In connection with performance of the Funds, the Trustees noted the unusual market conditions prevailing in 2007 and 2008. The Trustees also noted that, in response to market events of 2007 and 2008, the Investment Adviser had taken a number of steps intended to improve Fund performance, including making certain changes to the Quantitative Investment Strategies (“QIS”) team’s personnel and making adjustments to the QIS team’s investment process used to manage the Funds (which among other things included changes in trading strategies and enhancements to the models). The Trustees discussed these measures and the Funds’ recent performance at length with senior management of the Investment Adviser and concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders.

Costs of Services Provided and Competitive Information
The Independent Trustees considered the contractual fee rates payable by each Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year history (or, in the case of Funds that commenced investment operations within a shorter period, since the year in which each Fund commenced operations), comparing each Fund’s expenses to the peer and category averages. The analyses also compared each Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and peer group median. The Independent Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.
In addition, the Independent Trustees considered the Investment Adviser’s voluntary undertakings to limit the Funds’ “other expenses” ratios (excluding certain expenses) to certain specified levels. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which operated under less stringent legal and regulatory structures, were in some instances subject to different investment guidelines, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Independent Trustees noted the competitive nature of the mutual fund marketplace, and that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and have a general expectation that the relationship will continue. They also noted that shareholders are able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability
The Independent Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Independent Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2008 and 2007, and the Independent Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Independent Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale
The Independent Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Structured	Structured	Structured	Structured
	International	Emerging Markets	International	International
	Equity Flex Fund	Equity Fund	Equity Fund	Small Cap Fund

First $1 billion	1.10%	1.00%	0.85%	0.85%
Next $1 billion	0.99	1.00	0.77	0.85
Next $3 billion	0.94	0.90	0.73	0.77
Next $3 billion	0.92	0.86	0.72	0.73
Over $8 billion	0.90	0.84	0.71	0.72

The Trustees noted that the breakpoints at the $5 and $8 billion asset levels had been proposed by the Investment Adviser and approved by the Trustees in 2008 to further share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. In approving these fee breakpoints, the Independent Trustees considered the Investment Adviser’s potential economies of scale in managing each Fund, and whether the Funds and their shareholders would participate in the benefits of those economies. In this regard, the Independent Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s voluntary undertakings to limit other expenses to certain amounts. Upon reviewing these matters at the Annual Contract Meeting, the Independent Trustees concluded that the fee breakpoints represented a means of ensuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates
The Independent Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) soft dollar benefits received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the portfolio in which the Funds’ cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (j) the Investment Adviser’s ability to leverage relationships with the Funds’ third party service providers to attract more firmwide business.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Funds and Their Shareholders
The Independent Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorably with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Funds’ access to certain affiliated distribution channels.

Conclusion
In connection with their consideration of the Management Agreement, the Independent Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Independent Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2010.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 67	Chairman of the Board of Trustees	Since 1991
President, ANB Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors—III and IV (November 1998-2007), and Equity-Limited Investors II (April 2002-2007); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				94	Apollo Investment Corporation (a business development company)

John P. Coblentz, Jr. Age: 68	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	94	None

Diana M. Daniels Age: 60	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	94	None

Patrick T. Harker Age: 50	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex.	94	Pepco Holdings, Inc. (an energy delivery company)

Jessica Palmer Age: 60	Trustee	Since 2007	Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee—Goldman Sachs Mutual Fund Complex.	94	None

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 70	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	94	Gildan Activewear Inc. (a clothing marketing and manufacturing company); The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 47	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	94	None

Alan A. Shuch* Age: 59	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	94	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of October 31, 2009, the Trust consisted of 81 portfolios, and Goldman Sachs Variable Insurance Trust consisted of 11 portfolios. The Goldman Sachs Municipal Opportunity Fund does not currently offer shares to the public.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 47	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 41	Vice President and Principal Financial Officer	Since 2008 Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Principal Financial Officer—Goldman Sachs Mutual Fund Complex (October 2009-Present); and Vice President—Goldman Sachs Mutual Fund Complex (August 2008-Present).

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 42	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 32 Old Slip New York, NY 10005 Age: 38	Treasurer	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer—Goldman Sachs Mutual Fund Complex (October 2009-Present); and Assistant Treasurer—Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Portfolios’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

 Goldman Sachs Trust — Structured International Equity Funds — Tax Information (Unaudited)

From distributions paid during the fiscal year ended October 31, 2009, the total amount of income received by the Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds from sources within foreign countries and possessions of the United States was $0.0532, $0.2884, and $0.2041 per share, respectively, all of which is attributable to qualified passive income. The total amount of taxes paid by the Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds to such countries was $0.0127, $0.0213, and $0.0144 per share, respectively. A separate notice containing the country-by-country components of these totals has been previously mailed to shareholders.

For the fiscal year ended October 31, 2009, 100%, 67.02%, and 88.74% of the dividends paid from net investment company taxable income by the Structured Emerging Markets Equity, Structured International Equity, and Structured International Small Cap Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $789.8 billion in assets under management as of September 30, 2009 — our investment professionals bring firsthand knowledge of local markets to every investment decision, Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1]
Fixed Income
■ Enhanced Income Fund
■ Ultra-Short Duration
Government Fund
■ Short Duration Government
Fund
■ Short Duration Tax-Free Fund
■ Municipal Income Fund
■ Government Income Fund
■ Inflation Protected Securities
Fund
■ U.S. Mortgages Fund
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Investment Grade Credit Fund
■ Global Income Fund
■ High Yield Municipal Fund
■ High Yield Fund
■ Emerging Markets Debt Fund
■ Local Emerging Markets
Debt Fund
■ Credit Strategies Fund

Fundamental Equity
■ Growth and Income Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Tollkeeper FundSM
■ Mid Cap Value Fund
■ Growth Opportunities Fund
■ Small Cap Value Fund
■ Small/Mid Cap Growth Fund

Structured Equity
■ Balanced Fund
■ Structured Tax-Managed Equity
Fund
■ Structured International Tax-
Managed Equity Fund
■ U.S. Equity Dividend and Premium
Fund
■ International Equity Dividend and
Premium Fund
■ Structured Small Cap Equity Fund
■ Structured Small Cap Value Fund
■ Structured Small Cap Growth Fund
■ Structured U.S. Equity Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured International Equity Fund
■ Structured International Equity
Flex Fund
■ Structured International Small Cap Fund
■ Structured Emerging Markets
Equity Fund

Fund of Funds[2]■ Asset Allocation Portfolios
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Enhanced Dividend Global Equity
Portfolio
■ Tax-Advantaged Global Equity Portfolio

Retirement Strategies[2]
Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)

Select Satellite[2]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Absolute Return Tracker Fund

[1]	An Investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Individual Funds within the Fund of Funds, Retirement Strategies and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Fund of Funds, Retirement Strategies or Specialty category.

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates.

 The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer* Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer* * Effective October 16, 2009

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 32 Old Slip, 32nd Floor, New York, New York 10005

A prospectus for the Funds containing more complete information may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail — 1-800-526-7384) (institutional — 1-800-621-2550). Please consider a Fund’s objectives, risks, and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Funds.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are unaudited, and may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Copyright 2009 Goldman, Sachs & Co. All rights reserved. 30184.MF.TMPL STINTAR / 44K / 12-09

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2009	2008	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,902,425	$1,262,776	Financial Statement audits. For 2008, $449,867 represents audit fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Audit-Related Fees:

• PwC	$164,192	$232,222	Other attest services. For 2009, $17,800 represents fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Tax Fees:

• PwC	$611,246	$439,850	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns. For 2009, $145,994 represents fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2009	2008	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,509,000	$1,097,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70. These fees are borne by the Funds’ Adviser.

All Other Fees:

• PwC	$0	$50,000	Services provided for the review of documentation and filings in reference to share class and Fund commencements, Fund reorganizations and additional due diligence assessments. The 2008 fees represent amounts borne by the Fund’s adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the years ended October 31, 2009 and October 31, 2008 were approximately $775,438 and $672,072 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended December 31, 2008 and December 31, 2007 were approximately $5.8 million and $5.3 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2008 and 2007 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President
Goldman Sachs Trust

Date:	December 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President
Goldman Sachs Trust

Date:	December 29, 2009

By:	/s/ George. F. Travers

George. F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	December 29, 2009